                                                                    EXHIBIT 10.7
                                   SUBLEASE
                                   --------


     This sublease (this "Sublease"), dated October 8, 1993, for reference purposes only, is entered into by and between The ASK Group, Inc., a Delaware corporation, formerly named ASK Computer Systems, Inc. ("Sublandlord") and Viewstar Corporation, a California corporation ("Subtenant") as a Sublease under that certain Lease dated as of June 25, 1992 by and between Sublandlord, as tenant and Alameda Real Estate Investments, a California limited partnership ("Master Landlord"), as landlord, as amended by Amendment No. 1 dated March 30, 1993, by and between Sublandlord and Master Landlord (as amended, the "Master Lease").

                                    Recitals
                                    --------

     This Sublease is made with reference to the following facts and with the following intentions:

     A. Pursuant to the Master Lease, Master Landlord leases to Sublandlord a building presently under construction, the completion of which is estimated to occur on approximately November 1, 1993 containing approximately 58,318 square feet of Rentable Area (as defined below) located at 1101 Marina Village Parkway, Alameda, California (the "Master Premises"). A true, complete and correct copy of the Master Lease, which includes all exhibits, addenda, and amendments thereto, is attached hereto as Exhibit "A".
                               ------------

     B. Sublandlord now desires to sublease a portion of the Master Premises to Subtenant, and Subtenant desires to sublease a portion of the Master Premises from Sublandlord, on the terms and conditions set forth in this Sublease.

     NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.   SUBLEASED PREMISES:
     ------------------
     A.   Subleased Premises: Sublandlord hereby subleases to Subtenant, and
          ------------------
Subtenant subleases from Sublandlord, a total of approximately 44,000 square feet of Rentable Area consisting of the entire second floor of the Master Premises and approximately 15,000 square feet of Rentable Area located on the first floor of the Master Premises, in the location and configuration as shown on that floor plan (the "Floor Plan") attached hereto as Exhibit "B" (the
                                                         ----------
"Subleased Premises"). As used herein, the term "Rentable Area" shall have the meaning ascribed to it by the Master Lease, pursuant to the application of
Section 6.A hereof.

     B.  Common Areas: Sublandlord hereby grants Subtenant the non-exclusive
         ------------
right to use for their intended purposes the interior corridors, stairways, restrooms and doorways designated on the Floor Plan as common area not intended for the exclusive use of any occupant of the Master Premises. To the extent of its rights under the Master Lease, Sublandlord hereby grants to Subtenant the same non-exclusive right to use the Outside Areas (as defined in the Master Lease) in common with other occupants of the Project as are granted to Sublandlord by the Master Lease. The number of parking spaces that may be occupied and used by Subtenant and its Agents ( as defined in the Master Lease) shall be limited to 3.5 spaces for automobile parking for each 1,000 square feet of Rentable Area in the Subleased Premises and Subtenant shall not be obligated to pay rent therefor over and above the Base Monthly Rent and Additional Rent otherwise due pursuant to this Sublease.

     C.  Subtenant Improvements: Sublandlord shall cause certain improvements
         ----------------------
(the "Subtenant Improvements") to be constructed in the Subleased Premises pursuant to the terms of the Improvement Agreement ("Improvement Agreement") attached hereto as Exhibit "C".
                   -----------
2.   TERM:
     -----
     A.   Term of Sublease: The term of this Sublease (the "Sublease Term")
          ----------------
shall commence on Substantial Completion (as that term is defined in the Improvement Agreement) of the Subtenant Improvements to be constructed pursuant to the Improvement Agreement (the "Commencement Date") and shall terminate on the date which is sixty-two (62) months following the Commencement Date, unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms or unless the Sublease Term is extended as provided in Section 2.C hereof.

     B.   Delay in Delivery and Acceptance: If Sublandlord is unable to deliver
          --------------------------------
possession of the Subleased Premises in the condition required by the Improvement Agreement (i.e., with Substantial Completion having occurred) to
                       ----
Subtenant on or before June 1, 1994 for any reason whatsoever, then, except as otherwise provided in the Improvement Agreement, this Sublease shall not be void or voidable, nor shall Sublandlord be liable to Subtenant for any loss or damage; however, in such event, Base Monthly Rent and Additional Rent shall be abated until Sublandlord delivers possession of the Subleased Premises to Subtenant in accordance with the Improvement Agreement upon Substantial Completion of the Subtenant Improvements. This Section is subject to Paragraph F of the Improvement Agreement.

     C.  Option to Extend: Sublandlord hereby grants to Subtenant one (1) option
         ----------------
to extend the Sublease Term for a period commencing on the first (1st) day following the expiration of the original Sublease Term and ending on September 30, 2004, on the following terms and conditions:

          (1) Subtenant must give Sublandlord notice in writing of its exercise of the option no later than two hundred forty (240) days before the date the Sublease Term would end but for said exercise.

          (2) Subtenant may not extend the Sublease Term pursuant to this option if Subtenant is in default under this Sublease as of the date of exercise of the option and such default remains uncured at the expiration of the applicable cure period set forth in this Sublease.

          (3) All terms and conditions of this Sublease shall apply during the option period, except that the Base Monthly Rent for the option period shall be determined as provided in Section 3.B hereof.

3.   RENT:
     ----
     A.  Base Monthly Rent During Initial Sublease Term:
         ----------------------------------------------

Commencing on the date which is sixty (60) days following the Commencement Date (the "Rent Commencement Date") and thereafter on the first (1st) day of each calendar month occurring thereafter during the remainder of the Sublease Term, Subtenant shall pay to Sublandlord the following sum as Base Monthly Rent:

          (1) $1.160 per square foot of Rentable Area within the Subleased Premises for the period commencing on the Rent Commencement Date and continuing until March 31, 1995;

          (2) $1.305 per square foot of Rentable Area within the Subleased Premises for the period commencing April 1, 1995 and continuing until March 31, 1998; and

          (3) $1.468 per square foot of Rentable Area within the Subleased Premises for the period commencing April 1, 1998 and continuing until the expiration of the initial Sublease Term. Subtenant's obligation to pay rent shall be prorated at the commencement and termination of the Sublease Term.

     B.  Base Monthly Rent During Option Period: If the option to extend granted
         --------------------------------------
by Section 2.C hereof is exercised, the Base Monthly Rent payable during the option period shall be the following:

          (1) $1.468 per square foot of Rentable Area within the Subleased Premises for the period commencing June 1, 1999 and continuing until March 31, 2001;

          (2) $1.651 per square foot of Rentable Area within the Subleased Premises for the period commencing April 1, 2001 and continuing until March 31, 2004; and

          (3) $1.857 per square foot of Rentable Area within the Subleased Premises for the period commencing April 1, 2004 and continuing until September 30, 2004.

     C.  Additional Rent: Commencing on the Commencement Date and continuing
         ----------------
throughout the Sublease Term, Subtenant shall pay to Sublandlord all Additional Rent (as that term is used in the Master Lease, including Property Taxes pursuant to Paragraph 7 of the Master Lease and Operating Expenses pursuant to Paragraph 4.F of the Master Lease) charged to Sublandlord under the Master Lease which are fairly allocable to the Subleased Premises. In addition, Subtenant shall pay Additional Rent fairly allocable to the Expansion Space for that period of time and on those terms more particularly set forth in Section 13 hereof entitled "Option to Expand". The payments of Additional Rent required of Subtenant pursuant to this paragraph shall be made within the same time periods after notice from Sublandlord of the amount owed as are established by the Master Lease for the comparable obligation of Sublandlord to make such payments to Master Landlord. All amounts in addition to the Base Monthly Rent required to be paid by Subtenant under this Sublease shall be deemed to be rent.

     D.  Fair Allocation: In a variety of places throughout this Sublease, the
         ---------------
parties have provided that certain costs will be paid by Sublandlord or Subtenant based upon the extent to which such amounts are "fairly allocable" to the Subleased Premises (or the Expansion Area). This concept shall generally mean that an expense shall be allocated to the area in question based upon the ratio that the Rentable Area of such area bears to the Rentable Area of the Building. For example, Property Taxes which are "fairly allocable" to the initial Subleased Premises would be determined by multiplying the fraction 44,000/58,318 by the total Property Taxes due under the Master Lease for the Building. However, if an item of expense relates only to the Subleased Premises, and does not affect the remainder of the Building (e.g., a repair of a portion of the Subleased Premises), then the amount which is "fairly allocable" to the Subleased Premises would be one hundred percent (100%) of the cost of the repair, and if an item of expense relates only to the portions of the Building other than the Subleased Premises, and does not affect the Subleased Premises, then the amount which is "fairly allocable" to the Subleased Premises would be zero.

     E.  Payment Directly to Master Landlord: Subtenant, at its option, may pay
         -----------------------------------
Base Monthly Rent and Additional Rent due pursuant to this Sublease directly to Master Landlord, in satisfaction of Sublandlord's obligations to Master Landlord under the Master Lease, and such payment to Master Landlord shall have the same effect as if Subtenant had made such payment to Sublandlord. This Section shall not apply to express obligations of Subtenant to indemnify Sublandlord.

4.   SECURITY DEPOSIT: Upon execution hereof, Subtenant shall deposit with
     ----------------

Sublandlord Fifty-One Thousand Forty Dollars ($51,040) in cash, as security for the performance by Subtenant of the terms and conditions of this Sublease. If Subtenant fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Sublease, and such default remains uncured at the expiration of the applicable cure period set forth herein, then Sublandlord may draw upon, use, apply or retain all or any portion of the security deposit for the payment of any rent or other charge in default, for the payment of any other sum which Sublandlord has become obligated to pay by reason of Subtenant's default, or to compensate Sublandlord for any loss or damage which Sublandlord has suffered thereby. If Sublandlord so uses or applies all or any portion of the security deposit, then Subtenant shall, within ten (10) days after demand therefor, deposit cash with Sublandlord in the amount required to restore the deposit to the full amount stated above. Upon the expiration of this Sublease, Sublandlord shall return to Subtenant that portion of the security deposit which has not been applied by Sublandlord pursuant to this paragraph, or which is not otherwise required to cure Subtenant's defaults.

5.   RELATIONSHIP TO MASTER LEASE: This Sublease is subject and subordinate to
     ----------------------------
the Master Lease. Sublandlord shall fully perform all of its obligations under the Master Lease and shall indemnify, defend, protect, and hold harmless Subtenant from any and all liability, damages, liabilities, claims, proceedings, actions, demands and costs (including reasonable attorneys' fees) resulting, directly or indirectly, from Sublandlord's failure to perform its obligations under the Master Lease. Upon any termination of the Master Lease, this Sublease shall also terminate except as otherwise provided in the Consent of the Master Landlord; provided, however, that if the Master Lease is terminated as a result of a default by Sublandlord of its obligations under the Master Lease or this Sublease, Sublandlord shall be liable to Subtenant for all damages resulting therefrom, and Subtenant shall have all rights and remedies that would otherwise be available to it at law or in equity as a result of such default. Sublandlord shall not enter into any amendment or modification of the Master Lease without the consent of Subtenant, nor shall Sublandlord consent to a termination of the Master Lease (except as specifically permitted by this Sublease) or a surrender thereof without the consent of Subtenant.

6.   INCORPORATED MASTER LEASE TERMS: Except to the extent expressly provided to
     -------------------------------
the contrary in this Sublease, each of the following provisions of the Master Lease is incorporated into this Sublease as if fully set forth herein and (i) each reference therein to "Landlord" shall be deemed to refer to Sublandlord under this Sublease who shall perform the obligations of the "Landlord" set forth in said paragraph contained in the Master Lease to the extent fairly allocable to the Subleased Premises, (ii) each reference therein to "Tenant" shall be deemed to refer to Subtenant under this Sublease who shall perform the obligations of the "Tenant" set forth in said paragraph in the Master Lease to the extent fairly allocable to the Subleased Premises, (iii) each reference therein to the "Term" or "Lease Term" shall be deemed to refer to the Sublease Term, and (iv) each reference there in to the "Premises" shall be deemed to refer to the "Subleased Premises".

     A.  Paragraph 3.B entitled "Definitions"; provided, however, that the
                                 -----------
definition "Commencement Date" contained in clause (v) shall be deleted and not become part of the Sublease.

     B.  Paragraph 3.C entitled "Early Entry".
                                 -----------
     C. Paragraph 3.D related to the Completion of Shell and Outside Areas.

     D. Paragraph 4.D entitled "Late Charge", subparagraph 4.E entitled "Additional Rent", and subparagraph 4.F entitled "Operating Expenses".

     E.  Paragraph 6 entitled "Use of Premises"; provided, however, that
                               ---------------
Subtenant may also use the Subleased Premises for research and development of software, ancillary software sales and demonstrations (excluding retail sales to the public generally), and computer storage so long as Subtenant obtains the consent of Master Landlord therefor to the extent such consent is required by the Master Lease.

     F.  Paragraph 7 entitled "Taxes and Assessments"; provided, however, that
                               ---------------------
if Subtenant does not lease the Expansion Space (as hereinafter defined) and all or a part of such space is improved with tenant improvements that cost in excess of Thirty Dollars ($30.00) per square foot, the excess over that amount shall be considered over standard tenant improvements and no part of any Property Taxes attributable to such over standard amount shall be allocated to the Subleased Premises, and Subtenant shall not be liable to pay any Property Taxes attributable to such over standard tenant improvement of the Expansion Space where such space is not leased by Subtenant.

     G.  Paragraph 8 entitled "Insurance"; provided, however, that:
                               ---------
          (1) The waiver given and the indemnity made by Subtenant pursuant to the incorporation of Paragraph 8.A entitled "Waiver and Indemnity" of the Master
                                             --------------------
Lease shall exist for the benefit of, and benefit, both Sublandlord and Master Landlord;

          (2) The indemnity from Master Landlord set forth in the third sentence of said Paragraph 8.A of the Master Lease shall not be incorporated into the Sublease.

     H.  Paragraph 8.B entitled "Tenant's Liability Insurance"; provided,
                                 ----------------------------
however, that Subtenant shall cause Master Landlord to be named as an additional insured pursuant to all insurance carried by Subtenant pursuant to this Section and shall provide to Master Landlord all documents, information, and benefits that Subtenant is obligated to provide to Sublandlord pursuant to this Section.

     I.   Paragraph 8.C entitled "Landlord's Liability Insurance"; provided,
                                  ------------------------------
however, that Subtenant shall not be obligated to reimburse Sublandlord for the cost of insurance carried by Sublandlord to comply with the obligation created by the incorporation of this part of the Master Lease into the Sublease, but Subtenant shall pay as Additional Rent the amount charged by Master Landlord to Sublandlord pursuant to Paragraph 8.C as an Operating Expense to the extent such cost is fairly allocable to the Subleased Premises.

     J.  Paragraph 8.D entitled "Fire and All Risk Insurance"; provided,
                                 ---------------------------
however, that Sublandlord shall not be obligated to maintain the "all risk" and rental income insurance described in said Paragraph 8.D but shall use reasonable efforts to enforce the obligation of Master Landlord to carry such insurance pursuant to its obligation to do so stated in said Paragraph 8.D of the Master Lease.

     K.   Paragraph 8.E entitled "Release of Landlord".
                                  -------------------
     L.  Paragraph 8.F entitled "Mutual Waiver of Subrogation"; provided,
                                 ----------------------------
however, that Subtenant hereby waives its right of recovery against Master Landlord for any loss of or damage to the property of Subtenant if such loss or damage is insured by any insurance policy required to be maintained by the Master Lease or the Sublease or is otherwise in force at the time of such loss or damage (except such waiver shall not apply to any loss to the extent it is within the "deductible amount" of any such policy), The provisions of this subparagraph shall not apply in those instances in which waiver of subrogation would cause either party's insurance coverage to be voided or otherwise made uncollectible or is not available at reasonable cost.

     M.   Paragraph 9 entitled "Utilities".
                                ---------
     N.   Paragraph 10.A entitled "Tenant Responsibilities"; provided, however,
                                   -----------------------
that Sublandlord shall have the obligations described in the fourth, fifth, sixth and seventh sentences of said Paragraph 10.A, which relate to the maintenance and repair of the heating, ventilating and air conditioning equipment which serves the Master Premises, the cost of which shall be deemed an Operating Expense to be reimbursed by Subtenant to the extent fairly allocable to the Subleased Premises; subparagraph 10.C and subparagraph 10.D.

     O.   Paragraph 11 entitled "Outside Area"; provided, however, that
                                 ------------
Sublandlord shall not consent to any changes of the Outside Areas without Subtenant's consent.

     P.  Paragraph 12 entitled "Amortization of Certain Improvements as
                                ---------------------------------------
Additional Rent"; provided, however, that in addition Subtenant shall reimburse
- ---------------
Sublandlord for all amounts for which Sublandlord is responsible to pay to Master Landlord pursuant to Paragraph 12 of the Master Lease to the extent fairly allocable to the Subleased Premises.

     Q.   Paragraph 13.A entitled "Trade Fixtures".
                                   --------------
     R.   Paragraph 13 entitled "Alterations"; provided, however, that:
                                 -----------

          (1) Subtenant may not make any Alteration for which the consent of the Master Landlord is required pursuant to the Master Lease until Subtenant first obtains such consent;

          (2) Subtenant shall have the obligation to remove any alteration installed by it and restore that part of the Sublease Premises to the condition existing prior to the installation of such Alteration if said removal and restoration is required by the Master Lease;

          (3) Subtenant's obligation to make legally required alterations under Paragraph 13.D of the Master Lease shall be limited to alterations resulting from Subtenant's particular use of the Subleased Premises other than for purposes of general office use.

          (4) The last sentence contained in Paragraph 13.D entitled "Legally
                                                                      -------
Required Alterations" shall not be incorporated into the Sublease, but that
- --------------------
subject is governed by Section 8 of this Sublease.

     S.  Paragraph 15 entitled "Default".
                                -------
     T.  Paragraph 17 entitled "Condemnation"; provided, however, that
                                ------------
Subtenant's right to receive any part of any award made in connection with any Taking shall not in any event exceed a pro rata share of that part of any Award which Sublandlord is entitled to under Paragraph 17 of the Master Lease, which pro rata share shall be the same as the ratio between the Rentable Area of the Subleased Premises and the Rentable Area of the Master Premises.

     U.   Paragraph 18 entitled "Mechanic's Liens".
                                 ----------------
     V.   Paragraph 19 entitled "Inspection of the Premises"; provided, however,
                                 --------------------------
that Master Landlord shall have the right to enter the Subleased Premises to the extent permitted by and in accordance with the terms of Paragraph 19 of the Master Lease and further provided that Subtenant shall permit Sublandlord to post "for lease" signs only within six (6) months prior to expiration of the Sublease Term (as the same may be extended).

     W.   Paragraph 20 entitled "Compliance with Laws".
                                 --------------------
     X.   Paragraph 22 entitled "Holding Over".
                                 ------------
     Y.   Paragraph 23 entitled "Notices"; provided, however, that:
                                 -------
          (1) The address of Sublandlord is 2440 West El Camino Real, Mountain View, California 94039, attention: Chief Financial Officer, with a copy to the attention of the Legal Department, 1201 Marina Village Parkway, Alameda, CA 94501; and

          (2) The address of Subtenant is 5820 Shellmound Street, Suite 600, Emeryville, California 94608, attention: Chief Financial Officer, until the Commencement Date. Thereafter, the address of Subtenant shall be the address of the Subleased Premises.

     Z.  Paragraph 24 entitled "Attorney's Fees".
                                ---------------

     AA.  Paragraph 25 entitled "Non-Assignment"; provided, however, that:
                                 --------------
          (1) If the Master Lease provides that any assignment, subletting, transfer or use by Subtenant requires prior written consent of Master Landlord, Subtenant shall not enter into any such transaction without first obtaining such written consent from Master Landlord;

          (2) Sublandlord shall not be obligated to enter into an amendment of the Sublease notwithstanding the incorporation of said Paragraph 25 of the Master Lease if any such amendment requires the consent of Master Landlord and Sublandlord cannot obtain such consent;

          (3) If Subtenant enters into any assignment, sublease, transfer or other similar transaction and, as a result thereof, Sublandlord becomes obligated to pay any amount to Master Landlord pursuant to Paragraph 25.C of the Master Lease, Subtenant shall pay all such amounts so owed by Sublandlord directly to Master Landlord;

          (4) Stock transfers and transfers of control in connection with or after a public offering, a bona fide capitalization or in connection with a private equity infusion shall not be deemed transfers requiring Sublandlord's consent and Sublandlord shall not be entitled to any participation in the proceeds thereof; and

          (5) Exempt transfers pursuant to Paragraph 25.D of the Master Lease shall not require consent by Sublandlord.

     AB.  Paragraph 26 entitled "Successors".
                                 ----------
     BB.  Paragraph 27 entitled "Lender Protection".
                                 -----------------
     CC.  Paragraph 28 entitled "Estoppel Certificates" and "Financial
                                 -------------------------------------
Statements"; provided, however, that Sublandlord may not require Subtenant to
- ----------
furnish financial statements in the event Sublandlord becomes a direct, significant competitor of Subtenant with respect to a major product line.

     DD. Paragraph 29 entitled "Surrender of Lease Not Merger".
                                -----------------------------
     EE. Paragraph 30 entitled "Waiver".
                                ------
     FF. Paragraph 31 entitled "General"; provided, however, that:
                                -------

          (1) Only the first two sentences of Paragraph 31.B entitled "Transfers
                                                                       ---------
by Landlord; Limitation on Tenant's Recourse for Landlord Default" shall be
- -----------------------------------------------------------------
incorporated into the Sublease;

          (2) With respect to the incorporation of Paragraph 31.H entitled "Survival" of the Master Lease into the Sublease the reference to Paragraph 37.G
 --------
entitled "Landlord's Obligation" is deleted.
          ---------------------
     GG.  Paragraph 33 entitled "Interest On Past Due Obligations".
                                 --------------------------------
     HH.  Paragraph 34 entitled "Surrender of the Premises"; provided, however,
                                 -------------------------
that in this connection Subtenant shall also indemnify Master Landlord against loss or liability resulting from delay from Subtenant in surrendering possession of the Sublease Premises at the expiration or earlier termination of the Sublease Term including, without limitation, any claims made by any seceding tenant or losses to Master Landlord due to lost opportunities to Lease to seceding tenants.

     II.  Paragraph 35 entitled "Authority".
                                 ---------
     JJ.  Paragraph 37 entitled "Hazardous Material"; provided, however, that:
                                 ------------------
          (1) To the extent prohibited by the Master Lease, Subtenant shall not cause or grant permission to anyone else to cause any Hazardous Materials to be used, generated, stored or released or disposed of on or about the Subleased Premises; the Building or Outside Areas without the prior written consent of Master Landlord, with Subtenant acknowledging that Master Landlord's right to withhold such consent is subject to the standards set forth therefor in the Master Lease;

          (2) Subtenant shall defend, hold harmless and indemnify Master Landlord, Sublandlord, and their respective Agents with respect to (i) all claims, damages (including consequential damages such as those which may result from Master Landlord's inability to obtain financing for the Building), costs (including attorney's fees) and liabilities arising out of or in connection with the Use of any Hazardous Material in or about the Subleased Premises by Subtenant or its Agents, and (ii) any disposal or release of any Hazardous Material on or under the Building emanating from those portions of the Subleased Premises of which Subtenant has exclusive control occurring after the date possession of the Subleased Premises, or the portion where such Hazardous Material is disposed of or released, is delivered to Subtenant and prior to the termination of this Sublease, and that is not the result of the negligence or willful misconduct of Master Landlord, Sublandlord, or their respective Agents;

          (3) If any liability, cost, expense or obligation is imposed on Sublandlord pursuant to Paragraph 37 of the Master Lease as a result of the use or occupancy of the Subleased Premises by Subtenant or the use, disposal, release, or storage of Hazardous Materials by Subtenant or its Agents, then Subtenant shall be responsible for the payment of such amounts;

          (4)  Paragraph 37.G entitled "Landlord's Obligations" of the Master
                                        ----------------------
Lease is not incorporated into the Sublease.

     KK.  Paragraph 38 entitled "Approvals".
                                 ---------
     LL.  Paragraph  39 entitled "Reasonable Expenditures".
                                  -----------------------
     MM.  Paragraph 40 entitled "Right to Perform Other Party's Covenant".
                                 ---------------------------------------
     NN.  Paragraph  41 entitled "CPI Adjustment".
                                  --------------
     00.  Paragraph  42 entitled "Integration and Amendments".
                                  --------------------------
     PP.  Paragraph  44 entitled "Non-discrimination".
                                  ------------------
7. FIRE AND ALL RISK INSURANCE: The parties acknowledge that Paragraph 8.D entitled "Fire and All Risk Insurance" obligates Master Landlord to obtain "all
          ---------------------------
risk" and rental income loss insurance, and Sublandlord and Subtenant agree as follows with respect to this subject:

     A. Sublandlord shall use reasonable efforts to monitor and enforce the obligations of Master Landlord contained in Paragraph 8.D of the Master Lease.

     B. Subtenant shall reimburse Sublandlord for any amounts paid by Sublandlord pursuant to Paragraph 8.D to the extent such amounts are fairly allocable to the Subleased Premises.

8.   MAINTENANCE RESPONSIBILITIES OF SUBLANDLORD AND MASTER LANDLORD: The
     ---------------------------------------------------------------
parties acknowledge that Paragraphs 10.B, 10.C, 10.D, and 13.D of the Master Lease obligate Master Landlord to provide certain levels of maintenance, repair and replacement ("Master Landlord's Repair Obligations"), and Sublandlord and Subtenant agree as follows with respect to this subject:

     A. Sublandlord shall use reasonable efforts to enforce Master Landlord's Repair Obligations. Subtenant shall reimburse

Sublandlord for all amounts Sublandlord is required to pay pursuant to Paragraphs 10.B, 12, and 13.D to the extent such amounts are fairly allocable to the Subleased Premises.

     B. Sublandlord shall have no maintenance or repair obligations with respect to the Subleased Premises except for its obligation to use reasonable efforts to enforce the obligations of Master Landlord's Repair Obligations as described in Section 8.A hereof. Subtenant hereby expressly waives the provisions of subsection 1 of Section 1932 and Sections 1941 and 1942 of the civil code of California and all rights to make repairs at the expense of Sublandlord as provided in Section 1942 of said Civil Code.

     C. If during the Sublease Term and before Subtenant exercises its option to extend the Sublease Term, Subtenant becomes obligated to make capital expenditures to pay for repairs, replacements, alterations, or improvements to the Subleased Premises with a useful life that extends beyond the initial Sublease Term but ends before the end of the initial term of the Master Lease (the "Stub Period"), Sublandlord shall contribute to the cost of such capital expenditures a portion thereof that bears the same relationship to the total that the Stub Period bears to the useful life of the item in question. The foregoing shall not apply to the following: (i) repairs or replacements required because of the act or omission of Subtenant or its Agents; (ii) alterations that Subtenant elects to make but is not required to make; and (iii) restoration work required of Subtenant at the expiration of the Sublease. If Subtenant exercises its option to extend, any contribution made by Sublandlord pursuant to this paragraph shall be reimbursed by Subtenant.

9.   DAMAGE AND RELATED TERMINATION RIGHTS: The parties acknowledge that
     -------------------------------------
Paragraph 16 entitled "Destruction" of the Master Lease governs the rights of Master Landlord and Sublandlord concerning damage to the Master Premises by fire or other peril, and Sublandlord and Subtenant agree as follows with respect to this subject as it relates to the Subleased Premises:

     A. Sublandlord shall use reasonable efforts to enforce the obligations of Master Landlord pursuant to Paragraph 16, including its obligation to restore damage caused by any peril to the extent required by Paragraph 16.A entitled "Landlord's Duty to Restore". Except to the extent of its obligations stated in
 --------------------------
the immediate preceding sentence, Sublandlord shall not be obligated to restore damage to the Subleased Premises caused by fire or other peril, and shall not be liable for any failure by Master Landlord to perform its obligations under the Master Lease.

    B. Subtenant acknowledges that the second and third sentences of Paragraph 16.A of the Master Lease provide that in certain circumstances insurance proceeds are either paid to or remain the property of Master Landlord, and Subtenant agrees to such provisions.

    C. In the event of any damage to the Subleased Premises caused by fire or other peril which does not result in a termination of the Sublease, Subtenant shall forthwith replace or fully repair Trade Fixtures installed by Subtenant and existing at the time such damage or destruction to the extent still required by Subtenant for its business operations in the Subleased Premises.

    D. The parties acknowledge that Master Landlord has the right to terminate the Master Lease in certain circumstances pursuant to Paragraph 16.B entitled "Landlord's Right to Terminate" in the Master Lease. In the event Landlord
 -----------------------------
exercises any such right of termination, the Sublease shall terminate on the date the Master Lease terminates.

    E.  The parties acknowledge that Sublandlord has the right to terminate the Master Lease in certain circumstances pursuant to Paragraph 16.C entitled "Tenant's Right to Terminate". If Sublandlord becomes entitled to terminate the
 ---------------------------
Master Lease pursuant to said Paragraph 16.C, then it may do so in its sole discretion, without the consent of Subtenant, and if it so elects to terminate the Master Lease then the Sublease shall terminate on the date the Master Lease terminates. Notwithstanding the foregoing, if prior to the damage giving rise to Sublandlord's right to terminate pursuant to said Paragraph 16.C or if within fifteen (15) days of the date of the casualty Subtenant has exercised both its expansion option pursuant to Section 13 hereof and its option to extend the Sublease Term pursuant to Section 2.C hereof, then in such event Sublandlord may not exercise its option to terminate the Master Lease unless (i) it has received prior written consent to do so from Subtenant, or (ii) Subtenant has elected to terminate the Sublease pursuant to Section 9.F hereof. In addition, if the Subleased Premises are damaged after January 1, 1995 and before such damage Subtenant has not exercised the Expansion Option created by Section 13, then nonetheless Sublandlord shall not be entitled to exercise any option it may have to terminate the Master Lease as a result of such damage unless within seven (7) days following receipt of Master Landlord's estimate of the time needed to complete the repairs, Sublandlord notifies Subtenant in writing of its desire to terminate, and within seven (7) days following receipt of Sublandlord's notice Subtenant does not enter into a written agreement in form reasonably satisfactory to Subtenant and Sublandlord whereby Subtenant obligates itself to the following: (i) Subtenant shall agree to lease the Expansion Space immediately, as if Subtenant had been entitled to and had elected to exercise the Expansion Option stated in Section 13 as of that date, (ii) if there are any third party subtenants in the Expansion Space, Sublandlord shall assign such subleases to Subtenant and Subtenant shall lease the Expansion Space subject to the rights created by those third party subleases, and (iii) if Subtenant has not previously done so, Subtenant shall have exercised its option to extend the Sublease Term.

    F. Subtenant shall have the option to terminate the Sublease in the event any of the following occurs, which option may be exercised only by delivery to Sublandlord of a written notice of election to terminate within thirty (30) days after Subtenant receives from Sublandlord the estimate of the time needed to complete such restoration provided by Master Landlord pursuant to Paragraph 16.C of the Master Lease:

          (a) The Building is damaged by any peril and, in the reasonable opinion of Master Landlord's architect, contractor or construction consultant, the restoration of the Subleased Premises cannot be substantially completed within the earlier of (i) two hundred seventy (270) days after the date of issuance of necessary building permits for such restoration; or (ii) three hundred sixty five (365) days after the date of such damage; or

          (b) The Subleased Premises are damaged by any peril within twelve (12) months of the last day of the Sublease Term and, in the reasonable opinion of Master Landlord's architect or construction consultant, the restoration of the Subleased Premises cannot be substantially completed within ninety (90) days after the date of such damage.

    G. In the event of damage to the Subleased Premises which does not result in the termination of this Sublease, the Base Monthly Rent and all Additional Rent shall be temporarily abated from the date of the damage during the period of restoration in proportion to the degree to which Subtenant's use of the Subleased Premises is impaired by such damage and restoration. In the event of any dispute between Sublandlord and Subtenant concerning the amount of such abatement, the matter shall be determined by binding arbitration under the Commercial Rules of the American Arbitration Association, after good faith efforts by Sublandlord and Subtenant to settle the dispute have not resulted in a resolution. Subtenant shall not be entitled to any compensation from Sublandlord or Master Landlord for loss of Subtenant's property or loss to Subtenant's business caused by such damage or restoration. Subtenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil code, and the provisions of any similar law hereafter enacted.

10.  SUBORDINATION: The parties acknowledge that Subtenant is obligated under
     -------------
certain circumstances to subordinate the Master Lease to any mortgage or deed of trust to be placed upon the Master Premises by Master Landlord, all as more particularly set forth in Paragraph 21 entitled "Subordination" of the Master
                                                 -------------
Lease. Subtenant agrees that upon the request of either Sublandlord or Master Landlord, to promptly execute any instrument (including an amendment to this Sublease) or instruments of subordination reasonably necessary to subordinate this Sublease to any mortgage or deed of trust to be placed upon the Master Premises or any part thereof by Master Landlord, which instrument or instruments may include such other matters as the lender customarily requires in connection with such agreements in comparable transactions, including provisions that the lender not be liable for any defaults on the part of Master Landlord occurring prior to the time lender takes possession of the Master Premises in connection with the enforcement of its rights under the mortgage or deed of trust. Subtenant's failure to execute any such instrument within ten (10) days after written demand therefor shall constitute a default by Subtenant under this Sublease. Subtenant agrees to attorn to and recognize any mortgagee or beneficiary of the deed of trust subsequently encumbering the Master Premises or any party acquiring title to the Master Premises by judicial foreclosure or a trustee's sale, as a successor to Master Landlord hereunder. Sublandlord shall use reasonable efforts to obtain non-disturbance rights from the lender for Subtenant.

11.  SIGNS: Subtenant shall not place on any portion of the Subleased Premises
     -----
any sign, placard, lettering in or on windows, banner, displays or other advertising or communicative material which is visible from the exterior of the Building without the prior written approval of Sublandlord and Master Landlord. All such approved signs shall strictly conform to all laws and shall be installed at the expense of Subtenant. Subtenant shall maintain such signs in good condition and repair, and shall remove all such signs upon the expiration or earlier termination of the Sublease. In the event that the Sublandlord subleases the Expansion Space to a third party subtenant, Sublandlord shall not permit such third party subtenant to post any sign, placard, lettering in or on windows, banner, display or other advertising or communicative material which is visible from the exterior of the Building without Subtenant's consent. Notwithstanding the foregoing, (i) any third party subtenant shall be allowed to install exterior identification signs complying with design criteria promulgated by Master Landlord for Marina Village, (ii) Sublandlord and Subtenant shall not disapprove any sign complying with the sign criteria promulgated by Master Landlord for Marina Village and (iii) to the extent permitted by Master Landlord, Subtenant may cause to be installed an exterior entry sign on the exterior of the Building and a monument sign in a location acceptable to Subtenant in the Outside Areas adjacent to the Building so long as such signs are in compliance with the sign criteria promulgated by Master Landlord for Marina Village, and any cost contribution to which Sublandlord is entitled for such signage from Master Landlord shall be made available to Subtenant for the payment of the costs of installing such signs, and any remaining cost shall either be paid from the Tenant Improvement Allowance (to the extent permitted by Master Landlord), or shall be paid by Subtenant.

12.  MASTER LANDLORD'S OBLIGATIONS REGARDING HAZARDOUS MATERIALS: The parties
     -----------------------------------------------------------
acknowledge that Master Landlord has certain obligations to comply with laws relating to Hazardous Materials and certain obligations to indemnify Sublandlord and its Agents from any failure to comply, all of which are more particularly set forth in Paragraph 37.G entitled "Landlord's Obligations" of the Master Lease. Sublandlord shall use reasonable efforts to enforce all of Master Landlord's Obligations (including indemnity obligations thereunder) set forth in
- ----------------------
said Paragraph 37.G, but shall not be liable for any failure of Master Landlord to perform such obligations.

13.  EXPANSION OPTION: Sublandlord hereby grants to Subtenant an option to
     ----------------
sublease the remainder of the first floor of the Building that is not part of the Subleased Premises, consisting of approximately 15,000 square feet of Rentable Area identified as the "Expansion Space" on the Floor Plan (the "Expansion Space") on the following terms:

    A.  Except for any exercise of the option after January 1, 1995 pursuant to
Section 13.B below, Subtenant may exercise its option to sublease the Expansion Space only by delivering written notice of such election to Sublandlord on or before January 1, 1995, which notice must be accompanied by an improvement plan for the Expansion Space showing in reasonable detail all improvements that Subtenant requests be constructed within the Expansion Space.

    B. In addition to being able to exercise its option to sublease the Expansion Space pursuant to Section 13A, Subtenant shall also be permitted to exercise its option to sublease the Expansion space by delivering written notice of such election to Sublandlord after January 1, 1995 and before such right is subordinated pursuant to Section 13B(l) or (2) with the effect described in
Section 13B(3).

        (1) Subtenant's right to exercise its option to expand into the Expansion Space created pursuant to this Section 13B shall be subordinated to Sublandlord's right to use the Expansion Space upon the occurrence of the following: (i) Sublandlord notifies

Subtenant in writing after January 1, 1995 of Sublandlord's intention to occupy all or any part of the Expansion Space for Sublandlord's use, but in no event less than 7,000 square feet; (ii) Subtenant does not within seven (7) business days following receipt of Sublandlord's notice notify Sublandlord of Subtenant's election to exercise its option to lease the Expansion Space; and (iii) Sublandlord takes possession of and commences occupancy of at least 7,000 square feet of the Expansion Space within sixty (60) days after it notifies Subtenant of Sublandlord's intent to occupy such space. If Subtenant's option to expand is subordinated pursuant to this Section 13B(l), it shall remain subordinated for as long as Sublandlord occupies at least 7,000 square feet of the Expansion Space for the conduct of its business.

     (2) At any time during the Sublease Term, Sublandlord may offer the Expansion Space for lease to unaffiliated third party subtenants, for occupancy to commence after January 1, 1995. If Sublandlord follows the procedures set forth in the following subparagraphs with the result that Subtenant does not within the indicated time period exercise its option to lease the Expansion Space, and Sublandlord does in fact lease the Offered Space (as hereinafter defined) in question to the third party tenant identified in accordance with the following procedures within the indicated time period, then the Subtenant's Expansion option to lease the Expansion Space shall become subordinate to identified third party tenant to the extent those rights were set forth in the Offer (as hereinafter defined) to Subtenant:

          (a) If Sublandlord received a bona fide written proposal (whether constituting a formal offer to lease, non-binding letter of intent, or other expression of interest) to lease all or any part of the Expansion Space (which space in which such party is interested is referred to herein as the "Offered Space") signed by a third party (or its agent) that is not affiliated with Sublandlord, and Sublandlord desires to pursue negotiations with that third party with the objective of completing a lease transaction affecting the Offered Space in question, Sublandlord shall, before Sublandlord signs a binding lease with such third party, give Subtenant written notice of the following (an "Offer"): (i) the identity of the prospective third party tenant; (ii) a statement of Sublandlord's intent to pursue negotiations with the objective of entering into a lease transaction with such identified third party tenant for the lease of the Offered Space in question; (iii) a request that Subtenant notify Sublandlord whether or not Subtenant elects to exercise its option to lease the Expansion Space; (iv) a complete description of the Offered Space, including the location, the Rentable Area, and a floor plan showing the configuration thereof; and (v) a description of the following proposed material terms of a lease that Sublandlord would be willing to enter into with such third party tenant for the Offered Space (the "Basic Business Terms"): (a) the rent; (b) the obligation, if any, of the Subtenant to contribute to operating expenses and property taxes; (c) the lease term; (d) any options to extend the lease term (and the rent for such options);
(e) any tenant improvement allowance Sublandlord is willing to offer; (f) any material economic benefit given to the Subtenant that directly affect the Subtenant's occupancy (e.g., "free rent", any contribution toward the
                       ---
Subtenant's rental obligation on other premises occupied by it, contribution to moving costs); (g) any expansion rights (e.g., options to lease other premises, or rights of first refusal, first offer, or first negotiation affecting other premises); and (h) any other material business terms that Sublandlord elects to specify.

          (b) For a period of seven (7) business days after Subtenant's receipt of the Offer, Subtenant shall have the right to give written notice to Sublandlord ("Subtenant's Notice") of Subtenant's exercise of its option to lease the Expansion Space.

          (c) If Subtenant does not indicate in writing its election to exercise its option to lease the Expansion Space within the specified time, then Sublandlord shall have the right to lease such Offered Premises to the third party identified, and on the same Basic Business Terms set forth in the Offer, provided that such lease is executed within one hundred twenty (120) days after the Offer is delivered to Subtenant. Notwithstanding the foregoing, Sublandlord may use such form of lease as it desires and may make any changes to such form of lease or otherwise append language thereto at the request of a prospective tenant to induce it to lease such space from Sublandlord, provided, however, that such changes are commercially reasonable and do not materially change the Basic Business Terms set forth in the Offer. If, within one hundred twenty (120) days after the Offer is delivered to Subtenant, Sublandlord elects to lease the Offered Space on terms materially different than the Basic Business Terms stated in the Offer, then Sublandlord shall give notice to Subtenant of such election setting forth the new terms upon which Sublandlord is willing to so lease the Offered Space (the "Amended Offer"). Subtenant shall then have the right to exercise its option to lease the Expansion Space, which right may be exercised by delivering written notice of such election to exercise to Sublandlord within seven (7) days following delivery to Subtenant of the Amended Offer, and upon the terms stated in Section 14(B)(1). If Subtenant does not give written notice to Sublandlord of its election to exercise its option to lease the Expansion Space within said seven (7) day period, then Sublandlord shall have the right to lease the Offered Space to the identified third party in accordance with the Basic Business Terms set forth in the Offer, as modified by the

Amended Offer and otherwise in accordance with Section 13B(2)(c) so long as the lease is executed within sixty (60) days after the Amended Offer is delivered to Subtenant.

          (d) Subtenant shall keep confidential the identity of any prospective third party tenant named in any Offer, and shall not disclose such identity, and shall implement reasonable security precautions that such identity is not disclosed, to any person who is not an employee of Subtenant.

          (e) Nothing contained in this Section 13 shall be construed to prohibit Sublandlord from conducting negotiations for the lease of the Expansion Space either before or after Sublandlord has delivered to Subtenant an Offer, until Subtenant has elected to lease the Expansion Space. Sublandlord shall be free to market the Expansion space and negotiate with prospective tenants for any such space.

          (f) If Sublandlord enters into a lease with the identified third party affecting the Expansion Space after complying with this Section, Subtenant's option to lease the Expansion Space shall thereafter be subject and subordinate to any rights granted to such third party tenant with respect to such space, or any other space in Marina Village, including rights of first refusal, rights of first negotiation, options to extend, and options to expand, but only to the extent those rights were reflected in the Basic Business Terms.

          (g) If Sublandlord has delivered to Subtenant an Offer or Amended Offer and Subtenant has not elected to exercise its option to lease the Expansion Space, then if Sublandlord so requests, Subtenant shall deliver to Sublandlord or any prospective tenant a certificate or certificates stating that: (i) Sublandlord has complied with the provisions of this Section 13 and may lease the premises in question pursuant to the Offer or Amended Offer free of any rights or claims of Subtenant (except for the continuing application of this Section); or (ii) Sublandlord has not complied with the provisions of this
Section 13 and specifying the manner in which Sublandlord has failed to so comply. Such certificate shall be delivered promptly after request therefor but in no event not more than five (5) days after request has been delivered to Subtenant. Subtenant's failure to deliver such certificate within the required time period shall be deemed an admission upon which any party may rely that Sublandlord has complied with the provisions of this Section 13 and may lease the premises in question pursuant to the terms of the Offer or Amended Offer free of any rights or claims by Subtenant.

          (3) If Subtenant's option to lease the Expansion Space is subordinated in accordance with the foregoing procedures, then so long as such subordination remains in effect, Subtenant may not exercise its option to lease the Expansion space, and any attempt to do so shall be of no affect. However, once such subordination ends (e.g., Sublandlord vacates the Expansion Space or a sublease to an identified third party tenant terminates), Subtenant shall thereafter be entitled to exercise its option to lease the Expansion Space unless and until its right to do so is again subordinated in accordance with the provisions of this Section.

     C. Subtenant's exercise of its option to sublease shall not be effective if Subtenant is in default under this Sublease as of the date of the exercise of such option and such default remains uncured at the expiration of the cure period set forth in the Sublease.

     D. If Subtenant exercises its option to sublease the Expansion Space, the following shall apply:

          (a) The Expansion Space shall become part of the Subleased Premises for the remainder of the Sublease Term (as it may be extended pursuant to Section 2.C) and the rights and obligations of Subtenant and Sublandlord with respect thereto shall be governed by the Sublease.

          (b) Sublandlord and Subtenant shall confer to reach agreement upon final plans, specifications, and working drawings for Subtenant Improvements to be constructed by Master Landlord within the Expansion Space in accordance with the Improvement Agreement, and as soon as such agreement is reached, Master Landlord shall obtain such governmental approvals as are necessary and as soon as such approvals are obtained shall commence and diligently prosecute to the completion the Subtenant Improvements to be constructed in the Expansion Space. The obligations of Master Landlord, Sublandlord and Subtenant with respect to the construction of the Expansion Space Subtenant Improvements shall be governed by the Improvement Agreement.

          (c) Sublandlord shall deliver possession of the Expansion Space to Subtenant, and Subtenant shall be entitled to take possession of and commence the operation of its business in the Expansion Space, upon Substantial Completion of the Expansion Space Subtenant Improvements.

          (d) The Base Monthly Rent that Subtenant shall be obligated to pay for the Expansion Space shall be at the same rate then applicable to the remainder of the Subleased Premises as established pursuant to Section 3 of this Sublease, which Base

Monthly Rent shall be increased and payable at the same rate throughout the remainder of the Sublease Term (as it may be extended pursuant to Section 2.C) as is set forth for the Subleased Premises in said Section 3.

          (e) Subtenant's obligation to pay Base Monthly Rent with respect to the Expansion Space shall commence on the later of (i) delivery of possession of the Expansion Space to Subtenant or (ii) Substantial Completion of the Expansion Space Subtenant Improvements, except as otherwise provided in the Improvement Agreement.

     E. Subtenant's obligation to pay Additional Rent (including Operating Expenses and Property Taxes) fairly allocable to the Expansion Space shall commence on April 1, 1994 and continue for the remainder of the Sublease Term; provided, however, that such obligation shall terminate on January 2, 1995 if Subtenant fails to lease the Expansion Space.

     F. If for any reason Subtenant does not exercise its option to lease the Expansion Space, then at any time after January 1, 1995 Sublandlord shall have the right to construct a common area entryway and corridor in compliance with all applicable laws in substantially the configuration and location shown on the Floor Plan, with a level of improvement and finish that is of a quality consistent with the interior improvements constructed in the Building (the "Common Area Improvements") to the extent the Common Area Improvements are needed for Sublandlord's occupancy or the occupancy of an identified third party subtenant under this Section 13. Subtenant shall be obligated to pay fifty percent (50%) of all costs reasonably incurred by Sublandlord in constructing the Common Area Improvements within fifteen (15) days after receipt of a request therefor accompanied by a reasonable level of supporting documentation establishing that all costs have been incurred and are appropriate, which costs shall include the fees of architects and engineers, building permit costs and the cost of all contractors and subcontractors engaged to perform the work.

     G. During the period prior to January 1, 1995, Sublandlord shall not sublease the Expansion Space to any other party, and no improvements or alterations shall be constructed by Sublandlord in the Expansion Space without Subtenant's consent. However, Sublandlord may use all or part of the Expansion Space prior to the exercise of the option; provided, however, that (i) if Sublandlord does so, it shall restore the Expansion Space to the condition existing prior to Sublandlord's entry, reasonable wear and tear excepted, and
(ii) to the extent Sublandlord does so, Subtenant's obligation to pay Additional Rent allocable to the Expansion Space shall be equitably abated,

14.  INTENTIONALLY OMITTED
     ---------------------
15.  BROKER: Sublandlord and Subtenant each represent to the other
     ------
that they have dealt with no real estate brokers, finders, agents or salesmen, other than Cooper/Brady and The Staubach Company, in connection with this Sublease. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder's fees, or other compensation made by any other agent, broker, salesman or finder as a consequence of said party's actions or dealings with such agent, broker, salesman, or finder.

16.  SUBTENANT'S INDEMNITY: Subtenant shall indemnify, defend, protect, and hold
     ---------------------
Sublandlord harmless from and against all actions, claims, demands, costs, liabilities, losses, attorneys' fees, damages, penalties, and expenses (collectively "Claims") which may be brought or made against Sublandlord or which Sublandlord may pay or incur by reason of (i) a breach of this Sublease by Subtenant, (ii) any violation of law by Subtenant or its Agents relating to the use or occupancy of the Subleased Premises, (iii) the negligence or willful misconduct of Subtenant or its Agents, or (iv) any occurrence within the Subleased Premises during the Sublease Term arising out of Subtenant's use or occupancy thereof, but only in each case to the extent that such Claims are not caused by the negligence or willful misconduct of Sublandlord or Sublandlord's Agents.

17.  SUBLANDLORD'S INDEMNITY: Sublandlord shall indemnify, defend, protect, and
     -----------------------
hold Sublandlord harmless from and against all actions, claims, demands, costs, liabilities, losses, attorneys' fees, damages, penalties, and expenses (collectively "Claims") which may be brought or made against Subtenant or which Subtenant may pay or incur by reason of (i) a breach of this Sublease or the Master Lease by Sublandlord, (ii) any violation of law by Sublandlord or it Agents, or (iii) the negligence or willful misconduct of Sublandlord or its Agents, but only in each case to the extent that such Claims are not caused by the negligence or willful misconduct of Subtenant or Subtenant's Agents.

18.  OBLIGATION TO ENFORCE: In each instance in this Sublease where Sublandlord
     ---------------------
has agreed to use reasonable efforts to enforce the obligations of Master Landlord under the Master Lease, such efforts shall include, without limitation:
(i) upon Subtenant's written request, immediately notifying Master Landlord of any nonperformance under the Master Lease and requesting that Master Landlord perform its obligations thereunder; and (ii) after the time by which Master Landlord must cure a breach has expired, cooperating with Subtenant to institute legal proceedings, in the name of Sublandlord, with legal counsel selected by Subtenant and approved by Sublandlord, to enforce obligations required to be performed by Master Landlord under the Master Lease (including executing such documents as may be reasonably required by such legal counsel). Sublandlord and Subtenant shall be entitled to jointly control the conduct of the litigation; provided, however, that in the conduct of any litigation brought against Master Landlord to enforce its obligations under the Master Lease for the benefit of Subtenant, both Sublandlord and Subtenant shall have an obligation to act in a commercially reasonable manner and with the goal of employing the strategy which is designed to ensure that Master Landlord will fully perform its obligations under the Master Lease, and no action may be taken which may materially and adversely affect the other party's rights or obligations under the Master Lease or Sublease without such other party's consent, including settlement. All costs incurred in connection with any enforcement action undertaken by Sublandlord at the request of Subtenant shall be equitably apportioned between Sublandlord and Subtenant. In the event of any dispute regarding responsibility for payment of such costs, or any dispute regarding whether either party is acting in a commercially reasonable manner and with the goal of employing the strategy which is designed to ensure that Master Landlord will fully perform its obligations under the Master Lease in connection with any litigation under this Section, such dispute shall be resolved by arbitration conducted in accordance with the provisions of California Code of Civil Procedure Section 1280 et seq. In addition to the foregoing, Sublandlord and Subtenant acknowledge that Sublandlord has the right to cure defaults of Master Landlord pursuant to Paragraph 40 entitled "Right to Perform Other Party's Covenants" of the Master Lease, and in the event Master Landlord commits a default concerning Master Landlord's Repair Obligations and does not cure such default within the applicable time period, and Subtenant requests Sublandlord to cure such default, Sublandlord shall do so to the extent it is permitted to by the Master Lease so long as Subtenant pays all costs reasonably incurred by Sublandlord in so doing; provided, however, that the foregoing shall not obligate Sublandlord to cure a default of Master Landlord of its obligation to restore damage to the Building caused by fire or other peril or by condemnation, or to make structural repairs or replacements to the Building. As a condition to commencing action to cure Master Landlord's default requested by Subtenant, Sublandlord may require Subtenant to pay in advance the reasonable costs that Sublandlord estimates it must incur in order to cure such default, to assure Sublandlord that payment will be made. If Subtenant pays any costs in connection with Sublandlord's cure of a Master Landlord default, Sublandlord shall use reasonable efforts to enforce Master Landlord's reimbursement obligations under the Master Lease, and shall promptly pay to Subtenant any costs recovered from Master Landlord.

19.  SUBLANDLORD'S REPRESENTATIONS: Sublandlord represents and warrants that:
     -----------------------------
(i) the copy of the Master Lease attached hereto is a true, correct and complete copy thereof; (ii) there exist no amendments, modifications or other agreements (whether oral or written) affecting the Master Lease except as attached thereto;
(iii) neither Sublandlord nor Master Landlord is in default under the provisions of the Master Lease, nor is there any event, condition or circumstance existing which with notice, or the passage of time or both, would constitute a default or event of default thereunder; (iv) the Master Lease is in full force and effect and is a valid and binding obligation of Sublandlord; and (v) Sublandlord is duly authorized to execute and deliver this Sublease.

20.  QUIET ENJOYMENT: So long as no default by Subtenant exists hereunder,
     ---------------
Subtenant shall have the right of quiet enjoyment of the Subleased Premises, subject to the terms of this Sublease, without interruption or hindrance by Sublandlord or any other person claiming by, through or under Sublandlord.

21.  SUBTENANT'S RIGHT TO CURE: In the event that Sublandlord is in default of
     -------------------------
the Master Lease, Sublandlord agrees that Subtenant may cure the default so long as Master Landlord agrees to accept such performance and Sublandlord agrees to reimburse Subtenant for all costs and expenses reasonably incurred therefor within ten (10) days following Subtenant's written request for reimbursement.

22.  AUDIT AND CONTEST RIGHTS: The parties acknowledge that Sublandlord has the
     ------------------------
following rights pursuant to the Master Lease: (i) the right to inspect information concerning operating Expenses pursuant to Paragraph 4.F(4) of the Master Lease; and (ii) the right to contest Property Taxes pursuant to Paragraph 7.F of the Master Lease. From time to time during the Sublease Term, Subtenant may require Sublandlord to exercise such audit and contest rights for the benefit of Subtenant, and Sublandlord shall use reasonable efforts to fully exercise such rights to the extent permitted by the Master Lease; provided, however, that Subtenant shall pay to Sublandlord all costs reasonably incurred by Sublandlord in connection with the exercise of such rights if the exercise of such rights was undertaken at the request of Subtenant. Any adjustments, refunds or reductions in Operating Expenses and Property Taxes that result from the exercise of such rights shall be passed through to Subtenant to the extent fairly allocable to the Subleased Premises.

23.  CONDITION PRECEDENT: The obligations of Sublandlord and Subtenant under
     -------------------
this Sublease are subject to the satisfaction or waiver of the following conditions within the indicated time periods by the party or parties benefitted by the condition in question:

     A. Within five (5) business days after execution of this Sublease by Sublandlord and Subtenant, Master Landlord shall have (i) given its consent to this Sublease, (ii) made such representations and agreements as are required by Subtenant in its sole discretion, including an agreement to recognize the rights of Subtenant under the Sublease in the event the Master Lease is terminated because of a default by Sublandlord, and (iii) obtained the consent of Wells Fargo Bank to the foregoing so that Master Landlord's initial consent is no longer contingent upon obtaining the consent of Wells Fargo Bank. This condition exists for the benefit of both Sublandlord and Subtenant.

     B. Within fifteen (15) days after the execution of this Sublease by Sublandlord and Subtenant, Subtenant shall have obtained from the holder of any deed of trust encumbering the Building an agreement to recognize the rights of Subtenant under this Sublease in the event such deed of trust is foreclosed, even if the Master Lease has been terminated as a result of a default by Sublandlord. This condition exists only for the benefit of Subtenant.

     C. If either of the foregoing conditions is not satisfied or waived by the benefitted party or parties within the applicable time period, then this Sublease shall terminate and neither party shall have any further rights or obligations under this Sublease.

    IN WITNESS WHEREOF, the parties have executed this Sublease with the intent to be legally bound thereby.

Subtenant:                                 Sublandlord:

VIEWSTAR CORPORATION,                      THE ASK GROUP, INC,
a California corporation                   a Delaware corporation

By: /s/ Stephen E. Recht                   By: /s/ [signature unreadable]

Print Name:  STEPHEN E. RECHT              Print Name: ___________________

Its: VICE PRESIDENT, CFO                   Its: __________________________

Date: OCTOBER 3, 1993                      Date: _________________________

                                   EXHIBIT A



                                     LEASE

                                BY AND BETWEEN



                        ALAMEDA REAL ESTATE INVESTMENTS,

                        a California limited partnership


                                      AND


                          ASK COMPUTER SYSTEMS, INC.,

                           a California corporation


                          1101 Marina Village Parkway

                              Alameda, California

                               TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
     1.  Parties                                                                                1
     2.  Demise of Premises                                                                     1
     3.  Lease Term. Definitions, Early Entry and Construction                                  1
         A.  Lease Term                                                                         1
         B.  Definitions                                                                        1
         C.  Early Entry                                                                        2
         D.  Construction of Building Shell, Outside Area and Tenant Improvements               3
     4.  Rent                                                                                   3
         A.  Payment of Rent                                                                    3
         B.  Schedule of Base Monthly Rent                                                      3
         C.  Tenant Improvement Allowance and Amortization                                      3
         D.  Late Charge                                                                        4
         E.  Additional Rent                                                                    4
         F.  Operating Expenses                                                                 4
         G.  Place of Payment                                                                   6
     5.  Security Deposit                                                                       6
     6.  Use of Premises                                                                        6
     7.  Taxes and Assessments                                                                  7
         A.  Tenant's Property                                                                  7
         B.  Payment of Property Taxes                                                          7
         C.  Property Taxes Defined                                                             7
         D.  Assessments                                                                        8
         E.  Other Taxes                                                                        8
         F.  Tenant's Right to Contest                                                          8
     8.  Insurance                                                                              8
         A.  Waiver and Indemnity                                                               8
         B.  Tenant's Liability Insurance                                                       8
         C.  Landlord's Liability Insurance                                                     9
         D.  Fire and All Risk Insurance                                                        9
         E.  Release of Landlord                                                               10
         F.  Mutual Waiver of Subrogation                                                      10
     9.  Utilities                                                                             10
     10. Repairs and Maintenance                                                               10
         A.  Tenant's Responsibilities                                                         10
         B.  Landlord's Responsibilities                                                       11
         C.  Warranties                                                                        11
         D.  Condition on Delivery                                                             11
         E.  Limitation on Repair obligation of Landlord                                       11
     11. Outside Areas                                                                         11
     12. Amortization of Certain Improvements as Additional Rent                               12
     13. Alterations                                                                           13
         A.  Trade Fixtures                                                                    13
         B.  Alteration                                                                        13
         C.  Lien Waiver                                                                       13
         D.  Legally Required Alterations                                                      14
     14. Delivery of Possession and Acceptance of the Premises                                 14
     15. Default                                                                               14
         A.  Events of Tenant's Default                                                        14
         B.  Remedies                                                                          15
     16. Destruction                                                                           16
         A.  Landlord's Duty to Restore                                                        16
         B.  Landlord's Right to Terminate                                                     16
         C.  Tenant's Right to Terminate                                                       17
         D.  Abatement of Rent                                                                 17
     17. Condemnation                                                                          18

         A.  Definition of Terms                                                               18
         B.  Rights                                                                            18
         C.  Total Taking                                                                      18
         D.  Partial Taking                                                                    18
         E.  Temporary Taking                                                                  18
     18. Mechanics' Lions                                                                      19
     19. Inspection of the Premises                                                            19
     20. Compliance with Laws                                                                  19
         A.  Obligation of Tenant                                                              19
         B.  Right to Contest                                                                  19
     21. Subordination                                                                         19
     22. Holding Over                                                                          20
     23. Notices                                                                               20
     24. Attorneys' Fees                                                                       20
     25. Nonassignment                                                                         20
         A.  Consent Required                                                                  20
         B.  Notice Required                                                                   21
         C.  Landlord's Right to Share in Not Subrent Profit                                   22
         D.  Exempt Transfers                                                                  22

                               TABLE OF CONTENTS
                                  (continued)

                                                                                              Page
                                                                                              ----
     26. Successors                                                                            23
     27. Under Protection                                                                      23
     28. Estoppel Certificates and Financial Statements                                        23
     29. Surrender of Lease Not Merger                                                         23
     30. Waiver                                                                                23
     31. General                                                                               23
         A.  Captions                                                                          23
         B.  Transfers by Landlord: Limitation on Tenant's Recourse for
             Landlord's Default                                                                23
         C.  Time                                                                              24
         D.  Severability; Governing Law                                                       24
         E.  Joint and Several Liability                                                       24
         F.  Exhibits                                                                          24
         G.  Miscellaneous                                                                     24
         H.  Survival                                                                          25
     32. Signs                                                                                 25
     33. Interest on Past Due Obligations                                                      25
     34. Surrender of the Premises                                                             25
     35. Authority                                                                             25
     36. Options to Extend                                                                     25
     37. Hazardous Material                                                                    27
         A.  Definitions                                                                       27
         B.  Use Restriction                                                                   27
         C.  Compliance                                                                        28
         D.  Assignment and Subletting                                                         29
         E.  Notice                                                                            29
         F.  Surrender                                                                         29
         G.  Landlord's Obligations                                                            29
     38. Approvals                                                                             29
     39. Reasonable Expenditures                                                               29
     40. Right to Perform Other Party's Covenants                                              29
     41. CPI Adjustment                                                                        30
     42. Integration and Amendments                                                            30
     43. Memorandum of Lease                                                                   30
     44. Non-Discrimination                                                                    30
     45. Brokerage Commissions                                                                 30
     46. Financing Contingency                                                                 30

                                    EXHIBITS
                                   ---------

EXHIBIT A - Diagram(s) of Premises

EXHIBIT B - Improvement Agreement

EXHIBIT C - Diagram of Marina Village Project

EXHIBIT D - Existing Hazardous Material Condition

                                 MARINA VILLAGE
                                     LEASE
                                     -----

                           ASK COMPUTER SYSTEMS, INC.
                          1101 MARINA VILLAGE PARKWAY
                          ---------------------------


1.   PARTIES. This Lease dated for reference purposes as of June 25, 1992, is
     -------
     made by and between ALAMEDA REAL ESTATE INVESTMENTS. a California limited partnership ("Landlord"), and ASK COMPUTER SYSTEMS. INC., a Delaware corporation ("Tenant").

2.   DEMISE OF PREMISES. Landlord hereby leases to Tenant and Tenant hereby
     ------------------
     leases from Landlord, upon the terms and conditions hereinafter set forth, those certain premises (the "Premises") situated in the City of Alameda. County of Alameda, State of California, described as follows:

     A. The right to use in common with other tenants of the Project and the Outside Areas adjacent to the Building and located on the Parcel (as such terms are hereinafter defined);

     B. That building (the "Building") to be constructed on a portion of that certain real property described as Lot 1 of Parcel, Map 5434 recorded February 23. 1989 in Map Book 182, Pages 56-58, Alameda County Records (the "Parcel"). and to be identified as 1101 Marina Village Parkway, containing approximately 58,318 square feet of Rentable Area (as defined in Paragraph 3.B(xiii)) as shown on Exhibit A and attached hereto; and

     C. The interior improvements (the "Tenant Improvements") to be constructed in the Building in accordance with the provisions of the Improvement Agreement attached hereto as Exhibit B.

3.   LEASE TERM, DEFINITIONS, EARLY ENTRY AND CONSTRUCTION.
     -----------------------------------------------------

     A.   Lease Term. The term of this Lease (the "Lease Term") shall commence
          ----------
     on the "Commencement Date" (as hereinafter defined) and shall end September 30, 2004, unless sooner terminated or extended pursuant to any provision of this Lease.

     B.   Definitions. As used herein, the following terms shall have the
          -----------
     following meanings:

     (i) The term "Affiliate" shall mean, with respect to either Landlord or Tenant, a person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with Landlord (or either of its constituent partners, or the shareholders or partners of such constituent partners) or Tenant and any officer, director, trustee, stockholder or partner of any such person or entity. For purposes of this definition, the term "control" means the ownership of fifty percent (50%) or more of the beneficial interest or voting power of the appropriate entity (e.g., partnership, corporation, trust, or unincorporated association).

     (ii) the term "Agent" shall mean, with respect to either Landlord or Tenant, its respective agents, employees, contractors (and their subcontractors), and invite" (and in the case of Tenant, its subtenants).

    (iii) The term "Agreed Interest Rate" shall mean the "prime" or reference rate announced from time to time by the Bank of America, NT & SA, or its successor, for short-term commercial loans plus two percent (2%) per annum. but in no event to exceed the maximum interest rate permitted by law.

    (iv) The term "Alterations" shall mean all improvements, additions, alterations and fixtures installed in the Premises bv Tenant at its expense which are not Trade Fixtures.

    (v) The term "Commencement Date" shall mean the later of October 1, 1993 (the "Target Commencement Date"), or the date when all of the following have occurred: (a) Landlord has caused to be substantially completed all work to be performed by Landlord pursuant to the improvement Agreement ("Landlord's Work"); (b) there are no incomplete items or patent defects in construction in Landlord's Work which would materially interfere with Tenant's ability to use the Premises for their intended purpose; (c) the City of Alameda has issued a temporary Certificate of Occupancy which permits Tenant to legally occupy the Premises and to commence the operation of its business therein; (d) possession of the Premises Has been tendered by Landlord to Tenant; and (e) all utility services are available for use by Tenant.

     (vi) The term "Consumer Price Index" shall mean the Consumer Price Index, for All Urban Consumers. Subgroup "All Items", for the San Francisco-Oakland-San Jose Metropolitan Area (Base Year 1982-84=100), which is currently being published monthly by the United States Department of Labor, Bureau of Labor Statistics. If, however, this Consumer Price Index is changed so that the base year is altered from that used as of the Commencement Date, then the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics, to obtain the same results that would have been obtained had the base year not been changed. If no conversion factor is available or if the Consumer Price Index is otherwise changed, revised or discontinued for any reason, there shall be substituted in lieu thereof and the term "Consumer Price Index" shall thereafter refer to the most nearly comparable official price index of the United States Government to obtain substantially the same result as would have been obtained had the original Consumer Price Index not been changed. revised or discontinued, which alternative index shall be selected by Landlord and shall be subject to Tenant's prior written approval.

     (vii) The term "Effective Date" shall me-an the date first set forth above also used for reference purposes as the date of this Lease.

     (viii) The term "Institutional Lender" shall mean any commercial bank, savings and loan association, life insurance company, pension fund, or other entity regularly engaged in the business of lending where the primary security is real property whose activities are regulated by the state or federal government, and which institution is then in compliance with all regulations by which it is governed.

     (ix) The term "Law" shall mean any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal or other governmental agency or authority having jurisdiction over the parties to this Lease or the Premises.

     (x) The term "Lender" shall mean any beneficiary, mortgagee, secured party or other holder of any deed of trust, mortgage or other written security device or agreement encumbering the Premises.

     (xi) The term "Outside Areas" shall mean all access roads, driveways, parking areas, loading docks and ramps, sidewalks, landscape areas, exterior lighting and other facilities located on the Parcel outside the exterior walls of the Building.

     (xii) The term "Project" shall mean all real property within the West End Community Improvement Project Area which is commonly referred to as Marina Village, Alameda, California, and more specifically outlined on Exhibit C attached hereto.

     (xiii) The term "Rentable Area" shall mean rentable square footage of the Premises as determined by the Building Owners and Managers Association (BOMA) measurement standards for multi-story buildings, measuring to the "glass line" outside boundary, excluding major vertical penetrations, such as stair wells, elevators and mechanical shafts, exterior decks, atria and courtyards.

     (xiv) The term "Trade Fixtures" shall mean anything installed in or affixed to the Premises by Tenant at its expense for purposes of trade, manufacture, ornament or domestic use (except replacement of similar work or material originally installed by Landlord) which can be removed without injury to the Premises demountable partitions, business and production equipment and systems. furniture and furnishings) unless such thing has by the manner in which it is affixed, become an integral part of the Premises.

     C.    Early Entry.  Tenant may enter the Building prior to the Commencement
           -----------
     Date and in accordance with the terms of the Improvement Agreement to install fixtures and equipment therein provided it first obtains the prior written approval of Landlord for such entry, which approval Landlord may withhold if such entry will substantially delay or increase the cost of completion of construction and Tenant does not agree to pay such increased cost of Landlord's Work; provided, however, to the extent such early entry by Tenant causes a delay in the construction of Landlord's Work, then the Commencement Date for the Premises shall be advanced by the number of days of delay. If Landlord permits Tenant to so enter upon the Premises such entry shall be subject to all of the terms and conditions of this Lease. excepting only the obligation to pay Base Rent Operating Expenses and Property Taxes. Tenant shall coordinate its entry onto the Premises with Landlord and the contractors and other personnel employed by Landlord and shall at all times while exercising its right of entry refrain from interfering with the construction activities of such personnel. In any case, Tenant shall repair any damage to the Tenant Improvements constructed by Landlord pursuant to Exhibit "B" resulting from the entry upon the
                             ----------
     Premises by Tenant prior to the Commencement Date or caused by the installation of Trade Fixtures and equipment by Tenant or Tenant's Agents If the entry by Tenant or its Agents prior to the Commencement Date causes a delay in completing the construction of the Tenant Improvements for the Building, then the Commencement Date shall be deemed to have occurred on the date the Tenant Improvements would have been completed had there been no such delay caused by Tenant or its Agents. In the event Tenant does not immediately comply with any notice from Landlord requesting that Tenant cease any interference with Landlord's construction activities, Tenant shall be required to vacate the Premises but shall thereafter be entitled to re-enter the Premises as soon as reasonably practicable so long as Tenant's re-entry does not interfere with Landlord's construction activities in the Premises. Notwithstanding anything to the contrary contained above. Tenant's obligation for payment of Base Monthly Rent, Operating Expenses and Property Taxes shall not be advanced unless within a reasonable period of time after learning of the occurrence of any delay caused by Tenant or its Agents. Landlord gives notice to Tenant of the fact that such delay has occurred and the known or anticipated extent of any such delays.

     D.  Construction of Building Shell, Outside Area and Tenant Improvements.
         --------------------------------------------------------------------
     Prior to the Commencement Date. Landlord shall perform Building Shelf, Outside Area and Tenant Improvements in accordance with the terms of the Improvement Agreement.

4.   RENT.
     -----
     A.  Payment of Rent.  Tenant shall pay to Landlord as rent for the Premises
         ---------------
     the sum specified in Paragraph 4.B. as the same may be adjusted pursuant to such same Paragraph 4.B (the "Base Monthly Rent") each month in advance on the first day of each calendar month, without deduction, offset, prior notice or demand (except as otherwise expressly permitted by this Lease), commencing two weeks following the Commencement Date and continuing through the initial Lease Term. together with such Additional Rent as is payable by Tenant to Landlord under the terms of this Lease.

     B.  Schedule of Base Monthly Rent.  The Base Monthly Rent for the Premise
         -----------------------------
     shall be as follows:

         Two weeks after
         the Commencement Date - 3/31/95     $1.160 per square foot of Rentable
                                               Area
         4/1/95 - 3/31/98                    $1.305 per square foot of Rentable
                                               Area
         4/l/98 - 3/31/01                    $1.468 per square foot of Rentable
                                               Area
         4/l/01 - 3/31/04                    $1.651 per square foot of Rentable
                                               Area
         4/l/04 - 9/30/04                    $1.857 per square foot of Rentable
                                               Area

     The above schedule of Base Monthly Rent may be adjusted pursuant to Paragraph 4.C below. If the Base Monthly Rent payment is to commence on other than the first day of a calendar month, the first payment of Base Monthly Rent due shall be appropriately prorated on the basis of a 30-day month. This Paragraph 4.B shall not apply during the Option Terms, as the subject of periodic increases in Base Monthly Rent during the Option Terms is governed by Paragraph 36.B.

     C.   Tenant Improvement Allowance and Amortization.
          ---------------------------------------------

     (i) Landlord shall make available for the payment of all Tenant Improvement Costs (as defined in the Improvement Agreement) an amount equal to Thirty Dollars ($30) per square foot of Rentable Area (the "Base TI Allowance") The initial Base Monthly Rent provided in Paragraph 4.B above is based upon the assumption that all such Tenant improvement costs paid by Landlord do not exceed the Base TI Allowance. Landlord shall, however, also make available at Tenant's request and for the payment of Tenant Improvement costs on the initial construction of the Premises only an additional allowance up to Ten Dollars ($10) per square foot of Rentable Area (the "Excess TI Allowance which may be applied toward improvement of Tenant's cafeteria improvements, voice and data equipment or fit-up of Tenant's Trade Fixtures and such other items as Landlord and Tenant shall reasonably approve in accordance with the Improvement Agreement. If the Tenant Improvement Costs exceed the Base TI Allowance, Tenant may elect to pay all or some of the excess Tenant Improvement costs in each or to require Landlord to utilize all or a portion of the Excess TI Allowance to pay such excess Tenant Improvement Costs. All Tenant Improvement Costs shall be paid by Landlord or reimbursed by Tenant in accordance with the terms of the Improvement Agreement.

    (ii) If Landlord spends any part of the Excess TI Allowance for the payment of Tenant Improvement Costs, Tenant shall pay monthly commencing on the Commencement Date, as Additional Rent. that amount (the "Excess TI Cost Amortization"), equal to the Excess TI Allowance utilized by Tenant amortized over the lease Term together with interest thereon, at the rate of ten percent (10%) per annum, in such a manner as to result in an amortization payment, including interest and principal. of equal monthly payments bv Tenant.

    (iii) The Excess TI Cost Amortization shall be paid by Tenant, on a monthly basis as and when Base Monthly Rent is payable, over the Lease Term, but the Excess TI Cost Amortization shall (i) not be increased during the Lease Term (and shall not be subject to periodic increase in Base Monthly Rent provided in Paragraph 4.C), (ii) cease upon the expiration or sooner termination of the Lease Term (except a termination resulting from an Event of Tenant's Default). and (iii) not be payable during any Option Term.

    D.    Late Charge.  If any installment of Base Monthly Rent. Additional Rent
          -----------
or any other sum payable by Tenant shall not be received by Landlord when due, Tenant shall pay to Landlord, as Additional Rent, a late charge equal to four percent (4%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any of its rights and remedies hereunder.

    E.    Additional Rent.  Tenant's obligation to pay Property Taxes in
          ---------------
accordance with Paragraph 7 and Operating Expenses (as defined herein) shall commence two weeks after the Commencement Date but its obligation to pay all other sums required to be paid by Tenant under this Lease other than Base Monthly Rent (which other amounts. including Operating Expenses and Property Tax are referred to herein as the "Additional Rent") shall commence on the Commencement Date. All taxes, Operating Expenses late charges, costs and expenses which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts, and all damages, costs, and attorneys" fees and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, shall be deemed to be Additional Rent and shall be paid in addition to the Base Monthly Rent. and. in the event of nonpayment by Tenant. Landlord shall have all of the rights and remedies with respect thereto as Landlord has for the nonpayment of Base Monthly Rent.

    F.    Operating Expenses
          ------------------

    (1) The term "Operating Expenses" shall mean all expenses and costs of every kind and nature which Landlord shall reasonably pay or become obligated to pay because of or in connection with the operation, maintenance and repair of the Premises, the Building, the Outside Areas, or the Project including, without limitation, (i) licenses, permit and inspection fees not related to the initial improvement of the Premises, (ii) premiums for insurance maintained by Landlord with respect to the Building and the Project which complies with Paragraphs 8.C and 8.D hereof, (iii) wages, salaries and related expenses and benefits of all employees engaged in operation, maintenance and security to the extent fairly allocable to the Building (but excluding leasing, accounting and management activities which are covered by the specified management fee), (iv) supplies and materials and equipment rental: (v) all maintenance, repair, janitorial, security and service costs, (vi) a management cost recovery equal to two percent (2%) of Base Monthly Rent and Additional Rent payable with respect to the Premises (collectively, "Gross Revenues"), provided that Operating Expenses shall not include any other management fee or costs incurred by Landlord in connection with property management services, or payable to any third party manager for such services. and provided further that Gross Revenues shall not include any of the items described as exclusions from operating Expenses under subparagraph 4.F(2), (vii) professional services fees:
     (viii) repair, replacement and maintenance costs the Outside Areas. including, without limitation, those for sidewalks, landscaping, service areas, parking areas, building exterior, pipes, ducts. conduits, wires and driveways (excluding those specifically described in Paragraph 1O.B. to be paid for by Landlord and not reimbursed as an Operating Expense and those paid for by proceeds of insurance or by other parties). (ix) amortization of capital improvements to the extent such capital improvements reduce other Operating Expenses or to the extent that they are required by governmental authorities amortized according to Paragraph 12. (x) all charges for heat, water, gas, electricity sewer, and other utilities used or consumed in the Building and Outside Areas. (xi) maintenance and repair of the roof membrane. and (xii) all other operating expenses reasonably incurred bv Landlord in connection with the operation of the Building and the Project. Landlord shall not collect in excess of 100% of all Operating Expense and Landlord shall not recover, through Operating Expenses, any item of cost more than once. Tenant's share of Operating Expenses and costs incurred by Landlord on a Project-wide basis shall be the product obtained by multiplying such expenses by a fraction, the numerator of which is the Rentable Area of the Premises and the denominator of which is the total Rentable Area of all improvements located within the Project which benefit from the goods and services relating to such expenses and costs.

     (2) Notwithstanding anything contained in this Lease, the term "Operating Expenses" shall not include any of the following:

          (a) Expenses incurred in connection with (i) obtaining financing for the Project; (ii) constructing improvements for Tenant or any other tenant of the Project; (iii) procuring tenants for any portion of the Project (including commissions and legal fees); (iv) the negotiation, amendment, or termination of any lease (including unlawful detainer action), or (v) proceedings against any specific tenant;

          (b) Any expenditure for which Landlord has been reimbursed by insurance, by Tenant, or by any third party (other than pursuant to rent escalation or tax and operating expense reimbursement provisions in leases;

          (c) Any depreciation or amortization on the Project or any property used in connection therewith:

          (d) Expenses in connection with services or other benefits of the type that are not provided to Tenant, but which are provided to other tenants of the Project;

          (e) Costs incurred due to the violation by Landlord or any other tenant of the terms of any lease with Landlord affecting the Project;

          (f) Overhead and profit increments paid to Affiliates of Landlord, or to any party as a result of a non-competitive selection process, for management or other services with respect to the Project to the extent the cost that would have been paid had the services, supplies, and materials been provided by parties unaffiliated with Landlord on a competitive basis;

          (g) Interest, principal or any other payment made with respect to any loans obtained by Landlord or any ground lease or underlying lease affecting the Project:

          (h) Rental incurred in leasing building service equipment ordinarily considered to be of a capital nature (excluding equipment used in providing janitorial services that is not affixed to the building);

          (i) Accounting expenses relating to the ownership entity and not related to the ownership or operation of the Project;

          (j) Any costs, fines or penalties incurred due to violations by Landlord or any third party of any Law;

          (k) Any fine and the cost of correcting any violations of Laws applicable to the design or construction of the Premises prior to the Commencement Date or any latent defects in the construction of the Premises;

     (l) Costs incurred to comply with any Law to the extent of violations which existed prior to the Commencement Date, including the cost to bring the Project into compliance with the Americans with Disabilities Act;

     (m) The costs of repairs or replacements incurred by reason of fire or other peril, or caused by the exercise of the right of eminent domain;

     (n) Costs directly resulting from the negligence or intentional misconduct of Landlord or Landlord's Agents;

     (o) Any cost or expense incurred in connection with the presence or alleged presence or remediation of any, Hazardous Material on (the Project which subject is governed exclusively in Paragraph 37 of the Lease) not caused by Tenant, or Tenant's Agents;

          (p) The "deductible" under any insurance policy maintained by Landlord (with Tenant's obligation to contribute to the cost of any "deductible" covered by Paragraph 8.D hereof),

          (q) Any Property Taxes or taxes or similar charges excluded from the definition of "Property Taxes pursuant to Paragraph 7.C (with Tenant's obligation to contribute to the payment of Real Property Taxes governed by Paragraph 7.B hereof);

          (r) The cost of maintenance, repairs or replacements to the structural parts of any Building that is part of the Project (including foundation load-bearing walls roof structural system, and floor slab) and all enclosed plumbing and electrical lines up to the point they enter any Building in the Project

     (3) Tenant shall pay to Landlord each month at the same time and in the same manner as monthly Base Rent 1/12th of Landlord's estimate of Operating Expenses for the then current calendar year. Within 90 days after the close of each calendar year, or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of actual Operating Expenses for such calendar year. If on the basis of such statement Tenant owes an amount that is less than the estimated for such calendar year previously made by Tenant, Landlord shall refund such excess to Tenant. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement. The obligations of Landlord and Tenant under this subparagraph with respect to the reconciliation between estimated payments and actual Operating Expenses for the last year of the term shall survive the termination of the Lease.

     (4) If requested by Tenant, Landlord shall make available to Tenant, within 45 days of Tenant's notice of request, which notice shall be given no later than 90 days following Tenant's receipt of Landlord's statement, actual bills and invoices, or copies thereof, supporting Landlord's statement of estimated or actual Operating Expenses for such calendar year. If Tenant disputes such statement, then Tenant shall not withhold payment but shall within 10 days after reviewing such bills and invoices, send notice to Landlord objecting to such statement. If such notice is sent, the parties recognize the unavailability of Landlord's book and records because of the confidential nature thereof and hence agree that either Pam may refer the decision of the issues raised to a reputable independent firm of certified public accountants selected by Landlord and approve by Tenant, which approval shall not be unreasonably withheld or delayed, which accountants shall, have the right to audit Landlord's records pertaining to Operating Expenses. Any adjustment to any previous payment of Operating Expenses shall be paid by Landlord or Tenant, as the case may be, within 30 days after such accountants render their decision. If the accountants find that the Landlord's statement has overstated the total Operating Expenses by 5% or mom, then Landlord shall bear the cost of ail fees and expenses of the accountants. Otherwise, the Tenant shall bear the cost of all fees and expenses of the accountants.

     G.  Place of Payment.  Rent shall be payable in lawful money of the United
         ----------------
     States of America to Landlord at 1150 Marina Village Parkway, Suite 100, Alameda, California or to such other person(s) or at such other place(s) as Landlord may designate in writing.

     H.  Rental Abatement.  Landlord shall credit an amount equal to one days'
         ----------------
     Base Monthly Rent for each day that the Commencement Date is delayed following November 1, 1993 for reasons other than events under Tenant's control and other than events of force majeure; i.e., those not under Landlord's control such as fire, weather. acts of God or of war, strikes or the unavailability of materials.

5.   SECURITY DEPOSIT. No security or similar deposit shall at any time be due
     ----------------
     from Tenant under this Lease.

6.   USE OF PREMISES. Tenant may use the Premises for general office use and.
     ---------------
     for so long as Tenant is the tenant for the entire Building, for research and development purposes which are similar to, and not inconsistent with, other uses in the Project and which do not require excessive use or misuse of Building mechanical, electrical, structural or elevator systems, but the Premises shall not be used for any other purpose. In making such use of the Premises, Tenant shall comply with all provisions of this Lease. including without limitation Paragraph 37 Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, reasonable attorneys" fees or liability arising out of failure of Tenant to comply with any applicable Law. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance, or allow any sale by auction upon the Premises, or allow the Premises to be used for any unlawful purpose, or use any corridor, sidewalks or Outside Areas for storage or any purpose other than access to the premises, or place or maintain any signs on or visible from the exterior of the Premises without Landlord's written consent or do or permit to be done anything in and about the Premises either in connection with activities hereunder expressly permitted or otherwise, which would cause a cancellation of any policy of insurance (including fire insurance) maintained by Landlord in connection with the Premises or the Building which would violate the terms of any covenants conditions or restrictions affecting the Building or the land on which it is located or place any loads upon the floor, walls or ceiling which endanger the structure, or place any harmful liquids in the drainage system of the Building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Outside Areas except in trash containers placed inside exterior enclosures designated for that purpose by Landlord or otherwise with the written consent of Landlord.

7.   TAXES AND ASSESSMENTS.
     ---------------------

     A.  Tenant's Property.  Tenant shall pay before delinquency any and all
         -----------------
     taxes and assessments license fees and public charges levied, assessed or imposed upon or against Tenant's Trade Fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premise, Tenant shall use all reasonable efforts to cause said Trade Fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after received of a written statement from Landlord setting forth the am applicable to Tenant's personal property.

     B.  Payment of Property Taxes.  Tenant shall pay, as Additional Rent, one
         -------------------------
     hundred percent (100%) of all Property Taxes payable by Landlord and levied or assessed with respect to the Building and parking area attributable to the Building, which accrue and become due during the Lease Term provided. However, that if the Premises do not constitute a separate parcel for purposes of assessing Property Taxes, Tenant shall only pay that portion of the Property Taxes for the tax parcel of which the Building is a part that is reasonably and equitably allocable to the Building and attributable parking. Tenant shall pay such Property Taxes to Landlord not later than
     (i) twenty (20) days after receipt of billing; or (ii) ten (10) days prior to the delinquency date of such Property Taxes. whichever is later. If Tenant fails to do so, Tenant shall reimburse Landlord, on demand, for all interest late fees and penalties that the taxing authority charges the Landlord as a result of such late payment by Tenant. In the event the Lender holding a first deed of trust encumbering the Premises requires an impound for Property Taxes then Tenant may pay on the first day of each calendar month one twelfth (1/12) of its annual sum of such Property Taxes, so long as Tenant receives all interest earned thereon received by Landlord until paid to the taxing authority. Tenant's liability hereunder shall be prorated to reflect the commencement and termination dates of the Lease Term and any overpayment of taxes by Tenant shall be credited against sums otherwise due hereunder or shall be paid by Landlord to Tenant in cash if attributable to any period after the termination date of this Lease provided. However, that if there exists an uncured Event of Tenant's Default at any time that Landlord is obligated to reimburse overpayments to Tenant pursuant to this sentence, Landlord may apply the amount so held by it to cure such uncured default Upon written re-quest, Landlord shall supply to Tenant all tax bills and other correspondence from any governmental agency relating to any Property Tax that Tenant is obligated to pay, and Tenant shall have the right to inspect and copy Landlord's books and records at Tenant's expense upon reasonable notice to the extent such books and records relate to a determination of the amount of Property Taxes due or being contested by Landlord or Tenant.

     C.  Property Taxes Defined.  For the purpose, of this Lease.  "Property
         ----------------------
     Taxes" means and includes all taxes, assessments (including but not limited to, assessments for public improvements or benefits), taxes based on vehicles utilizing parking areas. taxes based or measured by the rent paid, payable or received under this Lease, taxes on the value, use or occupancy of the Premises and all other governmental impositions and charges of every kind and nature whatsoever, whether or not customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing which, at any time during the Lease Term, shall be applicable to the Premises, or assessed, levied or imposed upon the Premises, or become due and payable and a lien or charge upon the Premises. or any part thereof, under or by virtue of any present or future Laws whatsoever. There shall be credited against Property Taxes all amounts received by Landlord from tax increment reimbursements from the West End Community Improvement District related to improvements to real property on the tax Parcel to which such Property Taxes relate, The term "Property Taxes" shall not include (i) any federal. state or local net income, estate, transfer, excise, capital stock or inheritance tax imposed on Landlord. or (ii) any tax assessment or other Governmental levy or any increase therein occasioned bv or relating to any "change in ownership" (as defined in Sections 60-65 of the California Revenue and Taxation Code and the regulations thereunder) during the initial term of the Lease. and in such event Tenant also shall not receive the benefit of any increase in tax increment, if any, resulting from such change of ownership or transfer.

     D.  Assessments.  With respect to any Property Tax that may be payable in
         -----------
     installments or by an alternative means at the election of Landlord. Tenant shall be obligated to pay no more than that amount which would have been payable had Landlord elected to Day such Property Tax in installments over the maximum term allowable.

     E.  Other Taxes.  Tenant shall pay, as Additional Rent, or reimburse
         -----------
     Landlord for any tax based upon, allocable to, or measured by the area of the Premises or the rental payable by Tenant under this Lease, including, without limitation, any gross receipts tax levied by any state, local or federal government with respect to the receipt of such rental; any tax upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof; any privilege tax, business and occupation tax, sales and/or use tax, water tax, sewer tax, employee tax, parking tax, occupational license tax imposed upon Landlord or Tenant with respect to the Premises; any tax upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises; provided, however, that Tenant shall not be obligated to pay any Federal. State or local not income, estate, transfer, excise, capital stock or inheritance tax imposed on Landlord or imposed as a result of the sale or conveyance of Landlord's interest in the Premises and/or this Lease.

     F.  Tenant's Right to Contest.  Tenant shall have the right, by appropriate
         -------------------------
     proceedings, to protest or contest any assessment, reassessment or allocation of Property Taxes or any change therein or any application of any Law to the Premises or Tenant's use thereof. Landlord shall notify Tenant in writing of any change in Property Taxes within sufficient time to allow Tenant to review and, if it so desires, to contest or protest such change. In the contest or proceedings, Tenant may act in its own name and/or the name of Landlord and Landlord will. at Tenant's request and expense. cooperate with Tenant in any way Tenant may reasonably require in connection with such contest. It Tenant does not pay the Property Taxes when due which are the subject of such protest or contest, Tenant shall post a bond in lieu thereof and, with respect to any contest of Property Taxes or Laws, shall hold Landlord and the Premises harmless from any damage arising out of the proceedings or contest and shall pay any judgment that may be tendered for which Tenant would otherwise be liable under this Lease without such contest or protest. In any event, Tenant agrees to pay the Property Taxes prior to the foreclosure of any tax lien. Any contest conducted by Tenant under this Paragraph shall be at Tenant's expense and if interest or late charges become-payable as a result of such contest or protest, Tenant shall pay the same.

8.   INSURANCE.
     ---------

     A.  Waiver and Indemnity.  As this I case does not involve the public
         --------------------
     interest and insurance is available to Tenant which will protect it against such claims, damage, injury or death, Tenant hereby waives all claims against Landlord for damage to any property or injury to or death of any person in, upon or about the Premises or the Building arising at any time and from any cause: provided, however, that the foregoing waiver shall not apply to (i) damage to the property of persons other than Tenant or (ii) death or injury to any person resulting from the negligence or willful misconduct of Landlord or its Agents. Tenant shall hold Landlord harmless from and defend Landlord against all claims (except to the extent such arises from the negligence or willful misconduct of Landlord or its Agents)
     (i) for damage to any property or injury to or death of any person arising from the use of the Premises by Tenant, or (ii) arising from the negligence or willful misconduct of

     Tenant, its employees, agents, or contractors in, upon or about those portions of the Project or the Building other than the Premises. Landlord shall hold harmless from and defend Tenant against all claims (except such as arise from the negligence or willful misconduct of Tenant or its Agents) for damage to any property or injury to or death of any person arising from events occurring in the Outside Areas. The foregoing indemnity obligation of Landlord and Tenant shall include attorneys" fees, investigation costs, and all other costs and expenses incurred by the other party from the first notice that any claim or demand is to be made or may be made. The provisions of this Paragraph 8 shall survive the expiration or termination of this Lease with respect to any damage, injury, or death occurring prior to such termination, and other than with respect to Tenant's right to early entry under Paragraph 3, its provisions shall only apply after the later of the Commencement Date or the date that Tenant or its Agents has actually entered into occupancy of the Premises.

     B.  Tenant's Liability Insurance. Tenant shall obtain and maintain during
         ----------------------------
     the term of this Lease comprehensive general liability insurance with combined single limit for personal injury and property damage in a form and with carriers acceptable to Landlord in an amount not less than $1,000,000, and employer's liability and worker's compensation insurance as required by Law. In addition, Tenant shall maintain excess or umbrella liability insurance with limits not less than $4,000,000 having the general liability coverage desired above as underlying. Tenant's comprehensive general liability and excess umbrella insurance policy shall be endorsed to provide that (i) it may not be canceled or altered in such a manner as adversely to affect the coverage afforded thereby without 30 days" prior written notice to Landlord. (ii) Landlord is named as additional insured. (iii) the insurer acknowledges acceptance of the mutual waiver of claims by Landlord and Tenant pursuant to subparagraph (F) below, and (iv) such insurance is primary with respect to Landlord and that any other insurance maintained by Landlord is excess and noncontributing with such insurance. If, in the reasonable opinion of Landlord's insurance adviser, based on a substantial increase in recovered liability claims generally, the specified amounts of coverage are no longer adequate, such coverage shall be appropriately increased but, in no event shall such required coverage exceed the level of coverage customarily carried by similar businesses in Alameda County. Prior to the Term Commencement, Tenant shall deliver to Landlord a duplicate of such policy or a certificate thereof to Landlord for retention by it, with endorsements. and at least 30 days prior to the expiration of such policy or any renewal thereof. Tenant shall deliver to Landlord a replacement or renewal binder, followed by a duplicate policy or certificate within a reasonable time thereafter. If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policy or certificate as herein required. Landlord may, at its election, without notice to Tenant and without any obligation to do so, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as Additional Rent for any premium so paid by Landlord.

     C.  Landlord's Liability Insurance.  Landlord shall maintain a policy or
         ------------------------------
     policies of comprehensive general liability insurance insuring Landlord (and such others as are designated by Landlord) against liability for personal injury, bodily injury, death and damage to property occurring or resulting from an occurrence in, on or about the Premises in an amount not more than that required of Tenant, endorsed to provide coverage for the obligations of Landlord under Paragraph 8.A. provided if Landlord elects to carry a higher level of coverage such amount of excess coverage must be reasonable. The cost of such liability insurance which Landlord elects to maintain shall be Additional Rent, and Tenant shall pay to Landlord the cost of such insurance as a part of Operating Expenses.

     D.  Fire and All Risk Insurance.  Landlord shall obtain and keep in force
         ---------------------------
     during the Lease Term a policy or policies of insurance covering loss or damage to the Building in the amount of the full replacement cost thereof and the Tenant Improvements to the extent paid for by Landlord providing protection against those perils included within the classification of "all risk" insurance, plus a policy of rental income insurance in the amount of twelve (12) months of Base Monthly Rent and revenues received from the Building together with such additional coverages (such as earthquake and flood insurance) which Landlord may reasonably elect to maintain from time to time or which Landlord's Lender may require Landlord to maintain from time to time so long as such Lender is an Institutional Lender whose loan is secured by a deed of trust encumbering the Premises. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord on the Building and Tenant Improvements. Tenant shall pay to Landlord, as Additional Rent, the cost of such insurance procured and maintained by Landlord as part of its Operating Expense payment. Tenant's liability for the cost of such insurance shall be prorated as of the commencement and termination of the Lease Term. Tenant acknowledges that such insurance procured by Landlord shall contain a commercially reasonable deductible approved by Landlord and Tenant which reduces Tenant's cost for such insurance and, in the event of loss or damage which is not caused by Landlord or its Agents. Tenant shall be required to pay to Landlord the amount of such deductible. Not withstanding anything contained herein, the following shall apply:

     (i) In the event Tenant becomes liable to pay "deductibles" with respect to any loss or losses the aggregate amount of which exceeds for any twelve (12) month period during the Lease Term an amount equal to one installment of the Base Monthly Rent then payable, the amount of such excess shall not be payable by Tenant currently but instead shall be amortized over the useful life of the improvements constructed with such deductible amount, together with interest at the Agreed Interest Rate, and payable as Additional Rent in accordance with the procedure set forth in Paragraphs 12.A. and B.

     (ii) Tenant shall not be obligated to pay the cost of earthquake insurance to the extent that it exceeds a commercially reasonable rate for earthquake insurance: provided, however, that in the event an Institutional Lender which holds at least 30 loans secured by office/industrial buildings in Northern California and is holding a loan that is secured by a deed of trust encumbering the Premises requires that earthquake insurance be maintained, and it is the general policy of such Lender to require that earthquake insurance be maintained on substantially all properties owned, managed or encumbered by such Lender in the same or comparable seismic zone as the Premises in California, then in that event Tenant shall pay the entire cost of earthquake insurance even if it exceeds a commercially reasonable rate; provided, however, if such Institutional Lender does not hold loans on a minimum of 30 office or industrial buildings in Northern California then Tenant shall not be obligated to pay the cost of such earthquake insurance to the extent the annual cost thereof exceeds Thirty-Six Cents ($0.36) per One Hundred Dollars ($100) of replacement cost. If the cost of earthquake insurance exceeds a commercially reasonable rate. Tenant shall nonetheless continue to pay an amount equal to a commercially reasonable rate for such earthquake insurance so long as such insurance is carried by Landlord, subject to the limit contained in preceding sentence, and Landlord shall pay the remainder of the cost of earthquake insurance. For purposes hereof, a "commercially reasonable rate" for earthquake insurance shall mean any rate that is within the range of the then-current cost of earthquake coverage which is then being paid by "Prime Owners" (defined below) of office buildings in the San Francisco Bay Area containing more than 50,000 square feet that were built after 1976 and which is customarily being reimbursed or paid by tenants occupying, under triple net office leases, such buildings. The term "Prime Owners" shall be defined to mean any entity or individual whose office or commercial real property holdings in the San Francisco Bay Area exceed Fifty Million Dollars ($50,000,000) in fair market value who fit into any one of the following categories: (a) institutional investors such as pension funds, insurance companies. and syndications where partnership interests were offered pursuant to a registered public offering; (b) office developers and their affiliated partnerships who individually have owned or developed more than 250,000 square feet of office buildings in the San Francisco Bay Area: and (c) office corporations who own office facilities they occupy.

     E.  Release of Landlord.  Tenant acknowledges that the insurance to be
         -------------------
     maintained by Landlord on the Premises pursuant to Paragraph 8.D above will not insure any of Tenant's property. Accordingly, Tenant, at Tenant's own expense, shall maintain in full force and effect on all of its Trade Fixtures, equipment, leasehold improvements and personal property in the Premises, a policy of "all risks" coverage insurance to the extent of at least ninety percent (90%) of their insurable value.

     F.  Mutual Waiver of Subrogation.  Tenant and Landlord hereby mutually
         ----------------------------
     waive their respective rights for recovery against each other for any loss of or damage to the property of either party, where such loss or damage is insured by any insurance policy required to be maintained by this Lease or otherwise in force at the time of such loss or damage (except such waiver shall not apply to any loss to the extent it is within the "deductible amount" of such policy). Each party shall obtain any special endorsements, if required by the insurer, whereby the insurer waives its right of subrogation against the other party hereto. The provisions of this Paragraph 8.F shall not apply in those instances in which waiver of subrogation would cause either party's insurance coverage to be voided or otherwise made uncollectible or is not available at reasonable cost.

9.   UTILITIES.  Tenant shall pay for all water, gas, light, heat, power,
     ---------
     electricity, telephone, trash pick-up, sewer charges, and all other services supplied to or consumed on the Premises, and all taxes and surcharges thereon.

10.  REPAIRS AND MAINTENANCE.
     -----------------------

     A.  Tenant's Responsibilities. Subject to Landlord's obligation to
         -------------------------
     maintain, repair and replace pursuant to Paragraph 10.B. Tenant shall, during the Lease Term, at Tenant's sole cost and expense, keep and maintain in good order, condition and repair the entire Premises and every part thereof, including, without limitation, windows, window frames, plate glass, glazing, skylights, truck doors. doors and all door hardware, partitions and all plumbing, electrical, gas, water, telephone and other cabling, lighting, heating, air conditioning and ventilation facilities, equipment and systems within the Premises or within the Building serving the Premises. The term "repair" shall include replacements, restorations and/or renewals when necessary, as well as painting. Tenant's obligation shall extend to all alterations, additions and improvements to the Premises, and all fixtures and appurtenances therein and thereto. Tenant shall, at all times during the Lease Term, either (i) personally maintain any heating, ventilating and air conditioning ("HVAC") equipment which serves the Premises through a maintenance program reasonably approved by Landlord; or (ii) have in effect a service contract for the maintenance of such HVAC equipment with an HVAC repair maintenance contractor approved by Landlord which provides for periodic inspection and servicing at least once every sixty (60) days during the Lease Term and shall provide Landlord with a copy of such contract. No less frequently than annually, Tenant shall cause to be made an inspection of any HVAC system which serves the Premises by a licensed HVAC repair and maintenance contractor or mechanical engineer approved by Landlord. Tenant shall deliver to Landlord a written report prepared by the party making such inspections promptly after the conclusion of each such inspection. Except as otherwise provided herein. Tenant shall perform such maintenance and repair work as is recommended by such inspectors to the extent such work is equipment which serves the Premises in good order, condition and repair. Tenant shall indemnify and save Landlord harmless against and from all costs, expenses, liabilities, losses, injuries, damages, suits, fines, penalties, claims and demands, including reasonable attorneys' fees. resulting from Tenant's failure to comply with the foregoing. and Tenant hereby expressly releases and discharges Landlord of and from any liability therefor.

    B.   Landlord's Responsibilities.  During the Lease Term.  Landlord shall be
         ---------------------------
    responsible for the following:


    (i) Landlord shall maintain, repair and replace when necessary in order to maintain good order, condition and repair: (1) Outside Areas; (2) all structural parts of the Building (i.e., foundation, floor slabs, load-bearing walls and roof structural systems); (3) roof membrane; (4) all plumbing and electrical lines, pipes, conduits, systems and facilities up to the point they enter the Building; and (5) all other portions of the Building requiring capital expenditures excluding Tenant Improvements (but not excluding HVAC, plumbing and electrical systems) where (a) the useful life of any replacement item will mend beyond the remaining Lease Term (excluding options to extend that have not yet been exercised), and (b) the cost of replacement (and all other replacements commenced within the same calendar year) exceeds $28,000. Landlord shall be solely responsible for the payment of costs relating to the maintenance, repair and replacement of all structural parts of the Building and all plumbing and electrical lines, pipes, conduits, systems and facilities up to the point they enter the Building (except to the extent such costs are the result of an event of damage or destruction covered under Paragraph 16 below). Landlord shall pay for the other maintenance, repair and replacement obligations set forth in this subparagraph provided that the cost thereof shall be considered Operating Expenses reimbursable by Tenant under Paragraph 4.F., except that costs of capital expenditures items which, together with all other capital expenditures incurred within the same calendar year, exceeds $28,000, shall be amortized, together with interest, as described in Paragraph 12.A., and shall be paid by Tenant in accordance with Paragraph 12.B. Upon the commencement of any Option Term. the $28,000 limit in this subparagraph (i) shall be increased pursuant to Paragraph 41 in accordance with the increase in the Consumer Price Index" from the Effective Date through the commencement of the Option Term.

    (ii) Landlord shall be responsible for the correction of defects in design and construction of the Building and Tenant Improvements and for corrections of violations of Law existing as of the date the building permits for the Building and Tenant Improvements were issued. The costs of such correction shall be borne exclusively by Landlord without right of reimbursement from Tenant.

    (iii) No less frequently than annually, Landlord shall cause to be made an inspection of the Building roof membrane and roof system by an inspection service approved by Tenant which inspection shall be done in accordance with the roofing contractor's specifications and the roof vendor's recommended specifications. Landlord shall deliver to Tenant a written report prepared by the party making such inspections promptly after the conclusion of each such inspection. Landlord shall perform such maintenance and repair work as is recommended by such inspectors to the extent such work is reasonably necessary to keep the roof membrane and roof system in good order. condition and repair.
          The costs of the inspection and any resulting repairs of the Building roof membrane (to the extent not capital expenditures subject to subparagraph 10.B.(i)) shall be considered Operating Expenses reimbursable by Tenant under Paragraph 4.G and the costs related to the structural roof system shall be borne exclusively by Landlord without right of reimbursement from Tenant.

    C.    Warranties.  Landlord shall assign to Tenant for the term of this
          ----------
    Lease the benefit of all warranties available to Landlord which would reduce the cost of performing the obligations of Tenant pursuant to this Lease, Landlord shall cooperate with Tenant in the enforcement of such warranties.

     D.  Condition on Delivery.  As of the Commencement Date.  Landlord shall
         ---------------------
     deliver such portion of the Premises in good condition and repair, broom clean, with all electrical, mechanical, HVAC, plumbing and lighting equipment, systems and facilities servicing the Premises in good working order.

     E.  Limitation on Repair Obligation of Landlord.  Landlord shall have no
         --------------------------------------------
     maintenance or repair obligations whatsoever with respect to the Premises except as expressly provided in Paragraphs 10, 13.D., 16 and 17. Tenant hereby expressly waives the provisions of Subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord as provided in Section 1942 of said Civil Code.

1l.  OUTSIDE AREAS.  Tenant and its Agents shall have the non-exclusive right to
     -------------
     use the Outside Areas in common with other occupants of the Project, which shall include Tenant's right to not less than three and one-half (3.5) spaces for automobile parking for each one thousand (1,000) square feet of Rentable Area in the Premises. This right shall terminate upon the expiration or earlier termination of this Lease. Landlord may make non-material changes to the shape, size, location, amount and extent of the Outside Areas provided that no such change shall reduce the parking rights granted to Tenant hereunder and shall not in any case unreasonably interfere with the use of the Premises by Tenant. Unless required by

     Law or any governmental agency. Landlord shall obtain Tenant's prior consent to any material modifications or changes to the Outside Areas. Tenant shall nor abandon any inoperative vehicles or equipment on any portion of the Outside Areas. Tenant shall make no Alterations to the Outside Areas without the consent of Landlord. In no event shall Tenant be charged by Landlord for use of parking spaces in the Outside Areas except to the extent required by Law or any governmental agency and any revenue received by Landlord with respect to Tenants use of such parking spaces, if not paid by the governmental entity, shall be reimbursed to Tenant, less costs attributable to Landlord's collection thereof.

12.  AMORTIZATION OF CERTAIN IMPROVEMENTS AS ADDITIONAL RENT.  Tenant shall pay
     -------------------------------------------------------
     Additional Rent in the amount described in this paragraph in the event Landlord is required by this Lease to do any of the following: (i) pay the deductible amount in excess of the limit paid by Tenant pursuant to Paragraph 8.D and on account of damage caused by any peril to the premises:
     (ii) make replacements to the Premises or to the Building when required pursuant to Paragraph 10.B.(i); or to make improvements required to be constructed in order to comply with any Law not in effect or applicable to the premises as of the Effective Date, which improvements are not the responsibility of Tenant pursuant to Paragraph 13.D. The amount of Additional Rent Tenant is to pay with respect to the amounts spent by Landlord pursuant to the foregoing paragraph shall be determined as follows:

     (i) All costs paid by Landlord to construct such improvements or make such restoration (including financing costs but not including reimbursements received from insurers or other third parties and any management fee to Landlord) shall be amortized over the useful life of such improvements or restoration (determined in accordance with generally accepted accounting principles) and payable by Tenant, together with interest at the Agreed Interest Rate, in equal monthly installments, Landlord shall inform Tenant of the monthly amortization payment required so to amortize such costs and also to provide Tenant with the information upon which such determination is made.

     (ii) Additional Rent. Tenant shall pay an amount equal to Tenant's share of such monthly amortization payment for one month after such improvement or restoration is completed until the first to occur of (i) the expiration of the Lease period, which shall not include the period of any subsequent option to extend where the Base Monthly Rent is determined based upon the fair market rental value of the Premises), or (ii) the end of the term of the useful life over which such costs are amortized. The amount of such Additional Rent that Tenant is to pay shall be due at the same time the Base Monthly Rent is due.

13.  ALTERATIONS.
     -----------
     A.   Trade Fixtures.  Throughout the Lease Term, Tenant shall provide,
          --------------
          install and maintain in good condition all Trade Fixtures required in the conduct of its business in the Premises. All Trade Fixtures shall remain Tenant's property.

     B. Alterations. The following provisions govern Alterations constructed by Tenant:

          (i) Tenant shall not construct any Alterations or otherwise alter the Premises without Landlord's prior approval if

               (a) such action results in the demolition, removal or material alteration of existing improvements or future Renovation Improvements (including partitions, wall and floor coverings, ceilings, lighting fixtures or other utility installations), or

               (b) the cost of such construction or alteration exceeds One Hundred Thousand Dollars (S100,000) per work of improvement (as such amount is adjusted pursuant to Paragraph 41) or if the cost of Alterations done, under construction, or for which approval is sought during any calendar quarter exceeds One Hundred Thousand Dollars ($100,000) (as such amount is adjusted pursuant to Paragraph 41). With respect to any Alterations which must be approved by Landlord pursuant to the immediately preceding sentence. Tenant shall not commence construction of such Alterations until Landlord shall have first approved the plans and specifications therefor, which approval shall be deemed given if not denied in writing within ten (10) working days after Landlord shall have received Tenant's request for such approval. In no event shall Tenant make any Alterations to the Premises which could affect the structural integrity or the exterior design of the Building. Notwithstanding anything contained herein. Tenant shall have the right to reconfigure demountable walls and partitions without Landlord's prior consent.

          (ii) Alterations requiring Landlord's approval shall be installed by Tenant in substantial compliance with the approved plans and specifications therefor. All construction undertaken by Tenant shall be done in accordance with all Laws and in a good and workmanlike manner using materials of good quality. Tenant shall nor commence construction of any Alterations until (a) all required governmental approvals and permits shall have been obtained, and (b) all requirements regarding insurance imposed by this Lease have been satisfied.

         (iii) Landlord shall cause to be made available to Tenant all information maintained by Landlord or Landlord's architect which relate to the plans for the Building, including any "as-built" plans for the Building (and mechanical platforms on the Building roof) and/or Outside Areas, so that Tenant can incorporate such information into Tenant's files relating to plans for the Tenant Improvements and for Alterations. At all times during the Lease Term, (a) Tenant shall maintain and keep updated "as-built" plans for all Alterations constructed by Tenant which may or may not have required a building permit or other governmental approval, and (b) Tenant shall provide to Landlord copies of all such "as-built" plans and any and all other drawings relating to Tenant's Alterations in the Premises.

         (iv) All Alterations shall remain the property of Tenant during the Lease Term. Tenant shall have the right to remove any Alterations so long as it repairs all damage caused by the installation thereof and returns the Premises to the condition existing prior to the installation of such Alterations. At the expiration or sooner termination of the Lease Term all Alterations that Tenant does not elect to remove shall be surrendered to Landlord as a part of the realty and shall then become Landlord's property, and Landlord shall have no obligation to reimburse Tenant for all or any portion of the value or cost thereof. Notwithstanding anything contained herein (but subject to the restrictions set forth in Paragraphs 13.B(iv)(a) and (b)), if Landlord so requires, at the expiration or earlier termination of the Lease Term. Tenant shall remove any Alterations designated for removal by Landlord, including those Alterations for which Landlord's consent was not initially required. and shall restore the Premises to the condition existing prior to the installation of such Alterations only to the extent necessary to return the Premises to a condition that has substantially the same value to subsequent tenants as existed on the Commencement Date, ordinary wear and tear excepted. The following provisions shall qualify the general rule set forth in the immediately preceding sentence:

               (a) Tenant shall remove and restore all damage caused by the removal of any specialized Alterations specifically related to the operation of Tenant's business in the Premises. To the extent Alterations made by Tenant results in a reduction in the capacity of HVAC, mechanical, electrical or plumbing systems. Tenant shall restore HVAC, mechanical, electrical and plumbing systems so that the capacity thereof is substantially the same as existed as of the Commencement Date, ordinary wear and tear excepted. If restroom "cores" and fixtures have been changed, such "cores" shall be moved to their original location and such "cores" and fixtures shall be restored to substantially the same condition as existed as of the Commencement Date, ordinary wear and tear excepted. If Tenant has made any Alterations to the structural parts of the Building (ie., foundations, load-bearing walls, and structural roof system, out excluding roof membrane) or the floor slab, such structural parts of the Building shall be returned to the condition existing prior to the making of such Alterations by Tenant (including the filling of any pits, wells or trenches). If Tenant has made any Alterations to the roof membrane, the roof membrane shall be returned to the condition existing prior to the making of such Alterations by Tenant, except that Tenant shall not be obligated to restore any penetration of the roof membrane that has been made with the written approval of Landlord. The percentage of dropped ceiling for each area of the Building (office, research and development, etc.) shall be substantially the same as existed as of the Commencement Date. Any Alterations made by Tenant to the fire sprinkler system shall be restored to substantially the same condition as existed as of the Commencement Date, ordinary wear and tear excepted.

               (b) Tenant shall only be required to remove Alterations for which either of the following is true, and only if such removal is otherwise required by all of the preceding provisions of this Paragraph 13.B(iv): (i) such Alterations were approved in writing by Landlord and, at the time such approval was given by Landlord. Landlord informed Tenant in writing that Landlord would require that such Alterations be removed at the termination of the lease Term: or (ii) such Alterations were installed without Landlord's consent.

     C.   Lien Waiver Landlord. Within thirty (30) days after request from
          --------------------
          Tenant, shall execute and deliver any document reasonably required by any supplier, lessor or lender in connection with the installation in the Premises of Tenant's personal property or Tenant's Trade Fixtures pursuant to which Landlord waives any rights it may have with respect to such personal property or Trade Fixtures provided that the supplier, lessor or lender agrees in writing that (i) it will remove the personal Property and Trade Fixtures from the Premises before the expiration of the Lease Term or within five (5) days after termination of the Lease Term, and if it does not remove the property within such period of time, it shall have waived any rights it may have had to the property in question: (ii) it shall repair any damage to the Premises resulting from the removal of the personal property or Trade Fixtures from the Premises: (iii) it will indemnify Landlord for any loss or liability resulting from its entry onto the Premises; and (iv) it agrees that the lien waiver will not be recorded.

     D.   Legally Required Alterations.  If, during the Lease Term, any
          ----------------------------
          alteration, addition or change of any sort to all or any portion of the Premises is required bv Law because of (i) Tenant's particular use or change of use of the Premises, (ii) Tenant's application for a new permit or governmental approval, or (iii) Tenant's construction or installation of any Alterations or Trade Fixtures. Tenant shall promptly make the same at its sole cost and expense. If during the Lease Term, any alteration, addition, or change to the Premises is required bv any Law and is not made the responsibility of Tenant pursuant to the immediately preceding sentence, Landlord shall promptly make the same and the cost of such alteration. addition or change shall be amortized and Tenant shall pay its share of said cost to Landlord to the extent provided in Paragraph 12.

14.  DELIVERY OF POSSESSION AND ACCEPTANCE OF THE PREMISES. Landlord shall use
     -----------------------------------------------------
     reasonable efforts to deliver possession of the Premises to Tenant by the Target Commencement Date. Tenant's acceptance of the Premises shall be governed in accordance with the terms of Paragraph 12 of the Improvement Agreement.

15.  DEFAULT
     -------
     A.   Events of Tenant's Default. A breach of this Lease shall exist it any
          --------------------------
          of the following events (hereinafter referred to as "Event of Tenant's Default") shall occur:

          (i) Default in the payment when due of any installment of rent or other payment required to be made by Tenant hereunder, and such default shall not have been cured within three (3) business days after written notice of such default is given to Tenant (such three (3)-day period shall be concurrent with, and not in addition to, the notice period required by Law prior to the commencement of an unlawful detainer action);

          (ii) Tenant's failure to perform any other term, covenant or condition contained in this Lease, and with respect to those terms, covenants, or conditions which are susceptible of cure, such failure shall have continued for thirty (30) days after written notice of such failure is given to Tenant: provided, however, that if the nature of Tenant's failure reasonably requires more than thirty (30) days to cure. Tenant shall not be deemed in default if Tenant commences to cure such failure within said thirty (30) day period and thereafter diligently and in good faith prosecutes such cure to completion;

          (iii) Tenant's vacation or abandonment of the Premises while there exists an Event of Tenant's Default with regard to the payment of the Base Monthly Rent or Additional Rent:

          (iv) Tenant's assignment of its assets for the benefit of its creditors:

          (v) The sequestration of, attachment of, or execution on any substantial part of the property of Tenant or on any property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of such property within sixty (60) days thereafter or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

          (vi) Tenant shall commence any case, proceeding or other action seeking reorganization. arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any Law relating to bankruptcy, insolvency, reorganization or relief of debtors or seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property;

          (vii)Tenant's board of directors shall adopt a resolution to authorize any of the actions set forth in Paragraph 15.A(vi);

         (viii)Any case, proceeding or other action against Tenant shall be commenced seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief or debtors, or seeking appointment or a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property and such case, proceeding or other action (a) results in the entry of an order for relief against it which is not fully stayed within thirty (30) business Dave after the entry thereof or (b) remains undismissed for a period or sixty (60) days: or

         (ix) Tenant shall fail to provide financial statements or estoppel certificates to Landlord in accordance with Paragraph 28 within two (2) business Dave after giving of notice by Landlord of Tenant's delinquency in delivery of such statements.

         B.    Remedies. Upon any event of Tenant's Default, Landlord shall have
               --------
         the following remedies, in addition to all other rights and remedies provided by Law or in equity, to which Landlord may resort cumulatively or in the alternative:

         (i)   Recovery of Rent. Landlord shall be entitled to keep this Lease
               ----------------
               in full force and effect (whether or not Tenant shall have abandoned the Premises) and to enforce all of its rights and remedies under this Lease, including the right to recover rent and other sums as they become due, plus interest at the Agreed Interest Rate from the due date of each installment of rent or other sum until paid.

         (ii)  Termination.  Landlord may terminate this Lease by giving Tenant
               -----------
               written notice of termination. On the giving of the notice all of Tenant's rights in the Premises shall terminate. Upon the giving of the notice of termination. Tenant shall surrender and vacate the Premises in the condition required by Paragraph 34, and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this Paragraph 15.B(ii) shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or rent previously accrued or then accruing against Tenant or relating to events accruing prior to such termination. In no event shall any one or more of the following actions by Landlord constitute a termination of this Lease:

         (a)   maintenance and preservation of the Premises;

         (b)   efforts to relet the Premises;

         (c) appointment of a receiver in order to protect Landlord's interest hereunder;

         (d) consent to any subletting of the Premises or assignment of this Lease by Tenant, whether pursuant to provisions hereof concerning subletting and assignment or otherwise; or

         (e) any other action by Landlord or Landlord's Agents intended to mitigate the adverse effects from any breach of this Lease by Tenant.

         (iii) Damages.  In the event this Lease is terminated pursuant to
               -------
               Paragraph 15.B or otherwise. Landlord shall be entitled to damages in the following sums:

         (a) the worth at the time of award of the unpaid rent which has been earned at the time of termination; plus

         (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

          (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

          (d) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would he likely to result therefrom, including, without limitation, the following: (i) expenses for cleaning. repairing or restoring damage to the Premises for which Tenant is responsible: (ii) real estate broker's fees, advertising costs and other expenses of reletting the Premises fairly allocable to the remainder of the Least Term; (iii) costs of carrying the Premises such as Property Taxes and insurance premiums thereon. utilities and security precautions until the Premises are released (but only to the extent not included in calculating damages pursuant to Paragraphs 15.B(iii)(a). (b) and (c)): (iv) expenses in retaking possession of the Premises (v) reasonable attorneys" fees and court costs: and (vi) any unamortized real estate brokerage commission paid in connection with this Lease.

     The "worth at the time of award" of the amounts referred to in Paragraphs 15.B(iii)(a) and (b) shall be computed by allowing interest at the Agreed Interest Rate. The "worth at the time of award" of the amounts referred to in Paragraph 15.B(iii)(c) shall be computed bv discounting such amount at the discount rate of the Federal Reserve Board of San Francisco at the time of award plus one percent (1%). The term "rent" as used in this Paragraph shall include all sums required to be paid by Tenant to Landlord pursuant to the terms of this lease.

16.  DESTRUCTION.
     -----------
     A.   Landlord's Duty to Restore. If the Premises are damaged by any peril
          --------------------------
          after the Effective Date, Landlord shall restore the Premises except to the extent that this Lease is terminated by Landlord pursuant to Paragraph 16.B or by Tenant pursuant to Paragraph 16.C. All insurance proceeds available from the fire and property damage insurance carried by Landlord pursuant to Paragraph 8.D shall be paid to and become the property of Landlord. If this Lease is terminated pursuant to either Paragraph 16.B or 16.C, then all insurance proceeds available from insurance carried by Tenant which covers loss to the Building that is Landlord's property or would become Landlord's property on the termination of this Lease shall be paid to and become the property of Landlord. To the extent this lease is not so terminated, then upon Landlord's receipt of the insurance proceeds (if the loss is covered bv insurance) and the issuance of all necessary governmental permits. Landlord shall commence and diligently prosecute to completion the restoration of the Premises, to the extent then allowed by Law, to substantially the same condition in which the Premises were immediately prior to such damage. Landlord's obligation to restore shall be limited to the Premises and Tenant Improvements constructed by Landlord as they existed as of the Commencement Date, as modified or improved by Alterations constructed by Tenant thereafter with Landlord's consent. but shall exclude any Trade Fixtures and/or personal property installed bv Tenant in the Premises. Tenant shall forthwith replace or fully repair all Trade Fixtures installed by Tenant and existing at the time of such damage or destruction to the extent still required by Tenant for its business operations in the Premises.

     B.   Landlord's Right to Terminate. Landlord shall have the option to
          -----------------------------
          terminate this Lease in the event any of the following occurs, which option may be exercised only by delivery to Tenant of a written notice of election to terminate within sixty (60) days after the date of such damage:

     (i) Building is damaged by any peril either (a) covered by the type of insurance Landlord is required to carry pursuant to Paragraph 8.D. or
          (b) covered by valid and collectible insurance actually carried by Landlord and in force at the time of such damage or destruction and in either event the proceeds of such insurance are made available to Landlord, to such an extent that the estimated restoration cost exceeds eighty percent (80%) of the then actual replacement cost thereof and there remains less than three (3) years in the Lease Term: provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if Tenant at the time of such damage has a then valid written option to extend the Lease Term and Tenant exercises such option to extend the Lease Term within thirty (30) days following the date of such damage and such action results in there being more than three (3) years remaining in the Lease Term (as it has been extended bv the exercise of such option).

     (ii) The Building is damaged bv any peril both (a) not covered by the type of insurance Landlord is required to carry pursuant to Paragraph 8.D. and (b) not covered by valid and collectable insurance actually carried by Landlord and in force at the time of such damage or destruction to such an extent that the estimated restoration cost exceeds five percent (5%) of the then estimated replacement cost of the Building: provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if Tenant agrees in writing to pay the amount by which the restoration costs exceed five percent (5%) of the replacement costs of the Building and deposits an amount equal to the estimated amount of such costs within thirty (30) days after Landlord has notified Tenant of its election to terminate this Lease pursuant to this subparagraph.

    (iii) The Building is damaged by any peril during the last twelve (12) months of the Lease Term: provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if Tenant, at the time of such damage, has previously, effectively exercised its Option to Extend the Lease Term, if any.

    (iv) The Building is damaged by any peril and, because of the Laws then in force, may not be restored to substantially the same condition in which it was prior to such damage because of a substantial increase in the cost of restoration directly related to changes in Laws that have occurred since the Building was constructed, which substantial increase is not covered by insurance proceeds actually made available by Landlord: provided, however, that Landlord may not terminate this Lease pursuant to this subparagraph if (a) Tenant agrees in writing to pay the additional restoration costs directly related to changes in Laws that have occurred since the Building was constructed to the extent it is not covered by insurance proceeds actually recovered by Landlord, and Tenant deposits such amount within thirty (30) days after Landlord has exercised its option to terminate this Lease, or
          (b) the Building may be redesigned in a manner that does not materially change its size, configuration or value, which redesign would result in Landlord being able to restore the Building at reasonable costs and would not result in there being insufficient insurance proceeds actually recovered by Landlord so long as Landlord and Tenant reach agreement on such redesign within thirty (30) days after Landlord has exercised its option to terminate the Lease and any and all Lenders approve such redesign. For purposes of this subparagraph, a "substantial increase in the costs of restoration" shall mean an increase of five percent (5%) or more over what the restoration costs would have been had no changes in Laws occurred since the damaged Building was originally constructed.

    (v) If Tenant elects to make a deposit to avoid a termination of this Lease pursuant to Paragraph 16.B(ii) or (iv), the following shall apply to such deposit: (a) the deposit may be in the form of cash or an irrevocable letter of credit; (b) any irrevocable letter of credit provided by Tenant to satisfy this requirement must be payable to Landlord, be in the amount of the required deposit, be in form reasonably acceptable to Landlord, and provide for the disbursal of funds to Landlord upon Landlord's certification that the same are needed to pay for restoration costs actually incurred; (c) the deposit shall be disbursed to Landlord as it is needed to pay restoration costs as they come due on a progress payment basis in accordance with customary commercial bank construction lending practices, and Tenant shall take such action as is necessary to cause the deposit to be so disbursed; and (d) the deposit, whether in the form of cash or letter of credit, shall be held in trust for disbursal to pay restoration costs by any Lender that is an insurance company or financial institution, or if there is no such Lender or if such Lender does not agree to act in such capacity, then by a bank, savings and loan association, or other financial institution selected bv Landlord and approved by Tenant, whose fee shall be paid by Tenant.

    C.    Tenant's Right to Terminate.  If the Building is damaged by any peril
          ---------------------------
    and Landlord does not elect to terminate this Lease or is not entitled so to terminate this lease pursuant to Paragraph 16.B, then as soon as reasonably practicable, Landlord shall furnish Tenant with the written opinion of Landlord's architect, contractor or construction consultant as to when the restoration work required of Landlord may be completed. Tenant shall have the option to terminate this lease in the event any of the following occurs, which option may be exercised only by delivery to Landlord of a written notice of election to terminate within fifteen (15) days after Tenant receives from Landlord the estimate of the time needed to complete such restoration;

     (i) The Building is damaged by any peril and, in the reasonable opinion of Landlord's architect, contractor or construction consultant, the restoration of the Premises cannot be substantially completed within the earlier of (a) two hundred seventy (270) days after the date of issuance of necessary building permits for such restoration: or (b) three hundred sixty-five (365) days after the date of such damage.

     (ii) The Building is damaged by any peril within twelve (12) months of the last day of the Lease Term, and, in the reasonable opinion of Landlord's architect or construction consultant, the restoration of the Building cannot be substantially completed within ninety (90) days after the date of such damage.

     D.  Abatement of Rent.  In the event of damage to the Building which does
         -----------------
     not result in the termination of this Lease, the Base, Monthly Rent, Property Taxes and Operating Expenses, shall be temporarily abated from the date of the damage and during the period of restoration in proportion to the degree to which Tenant's use of the Building is impaired by such damage and restoration. In the event of any dispute between Landlord and Tenant concerning the amount of such abatement, the matter shall be determined by binding arbitration under the Commercial Rules of the American Arbitration Association. Tenant shall not be entitled to any compensation from Landlord for loss of Tenant's property or loss to Tenant's business caused bv such damage or restoration, Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the Provisions of any similar law, hereafter enacted.

17.  CONDEMNATION.
     ------------
     A.  Definition of Terms.  For the purposes of this Lease, the following
         -------------------
     terms shall have the indicated meanings: (1) "Taking" means a taking of the Premises or damage to the Premises related to the exercise of the power of eminent domain and includes a voluntary conveyance, in lieu of court proceedings, to any agency, authority, public utility, person or corporate entity empowered to condemn property, (2) "Total Taking" means the taking of the entire Building or so much of the Building or the Outside Area as to prevent or substantially impair the use thereof by Tenant for the uses herein specified, provided,, however, in no event shall a Taking of less than ten percent (10%) of the total Rentable Area of the Building or Outside Areas be deemed a Total Taking; (3) "Partial Taking" means the taking of only a portion of the Building or of the Outside Areas which does not constitute a "Total Taking", (4) "Date of Taking" means the date upon which the title to the Premises or a portion thereof pass to and vests in the condemnor or the effective date of any order for possess if issued prior to the date title vests in the condemnor, and (5) "Award" means the amount of any award made, consideration paid, or damages ordered as a result of a Taking.

     B.  Rights.  The parties agree that in the event of a Taking all rights
         ------
     between them or in and to an Award shall be as set forth herein and Tenant shall have no right to any Award except as set forth herein.

     C.  Total Taking.  In the went of a Total Taking during the Lease Term: (i)
         ------------
     the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the Date of Taking;
     (ii) Landlord shall refund to Tenant any prepaid rent; (iii) Tenant shall pay the Landlord any rent or charges due Landlord under the Lease, each prorated as of the Date of Taking; (iv) Tenant shall receive from the Landlord those portions of the Award attributable to Trade Fixtures of Tenant, the value of any Alterations which Tenant has the right to remove from the Premises, the unamortized value allocable to the remainder of the Lease Term of any Alterations installed at Tenant's expense which are not removable, and moving expenses of Tenant; and (v) the remainder of the Award shall be paid to and be the property of Landlord.

     D.  Partial Taking. In the event of a Partial Taking during the Lease Term,
         --------------
     the following shall apply: (i) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the portion of the Building and any Outside Areas taken shall cease and terminate as of the Date of Taking;
     (ii) from and after the Date of Taking the Base Monthly Rent shall be reduced to an amount which beats the same relationship to such Base Monthly Rent before such reduction as the fair market rental value of the Building which remains after the Partial Taking bears to the fair market rental value of the Building prior to the Partial Taking: (iii) Tenant shall receive from the Award the portions of the Award attributable to Trade Fixtures of Tenant, the value of any Alterations which Tenant has the right to remove from that part of the Building taken in the Partial Taking, and the unamortized value allocable to the remainder of the Lease Term of any Alterations installed at Tenant's expense which are not removable and which am located in that part of the Building taken in the Partial Taking: and (iv) the remainder of the Award shall be paid to and be the property of the Landlord.

     E.  Temporary Taking.  If any portion of the Building or Outside Areas is
         ----------------
     temporarily taken for two hundred seventy (270) days or less this Lease shall remain in effect with no abatement of rent and Tenant shall be entitled to recover any Award that is made for such Taking. If any portion of the Building or Outside Areas is temporarily taken by a Taking for a period which exceeds two hundred seventy (270) days or which extends beyond the natural expiration of the Lease Term. and such taking prevents or substantially impairs the use of the remainder of the Building or Outside Areas bv Tenant for the uses herein specified, then Tenant shall have the right to terminate this Lease effective as of the Date of Taking.

18.  MECHANICS' LIENS.  Tenant shall (i) pay for all labor and services
     ----------------
     performed for materials used by or furnished to Tenant or any contractor employed by Tenant with respect to the Premises, and (ii) indemnify, defend and hold Landlord and the Premises harmless and free from and shall promptly cause to be removed any liens, claims, demands, encumbrances or judgments created or suffered by reason of any labor or services performed for, materials, used by or furnished to Tenant or any contractor employed bv Tenant with respect to the Premises, (iii) give notice to Landlord in writing five (5) business Dave prior to employing any laborer or contractor to perform services related to, or receiving materials for use upon the

     Premises, and (iv) permit Landlord to post a notice of nonresponsibility in accordance with the statutory requirements of California Civil Code Section 3094 or any amendment thereof. In the event Tenant is required to post an improvement bond with a public agency in connection with the above, Tenant agrees to include Landlord as an additional obligee. Nothing herein shall prohibit Tenant from contesting any claim for labor, services or materials, provided Tenant complies with the provisions of this Paragraph 18.

19.  INSPECTION OF THE PREMISES.  Tenant shall permit Landlord and its Agents to
     --------------------------
     enter the Premises at any reasonable time for the purpose of inspecting the same, performing Landlord's maintenance and repair responsibilities, making alterations or improvements to the Premises or to the Building, posting notices of nonresponsibility for alterations, additions or repairs and, if Tenant has not effectively exercised its option to extend the Lease Term and such extension option has expired, at any time within eighteen (18) months prior to expiration of this Lease. to place upon the Premises ordinary "For Lease" or "For Sale" signs, and, to show the Premises and Building to prospective tenant and brokers, provided that with respect to any such entry, other than in the case of an emergency, Landlord shall have given Tenant at least twenty-four (24) hours prior written notice of intent to enter the Premises, shall be accompanied by a representative of Tenant (if Tenant requests and provides such representative), shall comply with any security procedures of Tenant while therein, and at all times shall use commercially reasonable efforts to minimize interference with Tenant's use of the Premises.

20.  COMPLIANCE WITH LAWS.
     --------------------
     A. Obligation of Tenant.  Tenant shall, at its own cost, comply with all
        --------------------
     Laws now in force or which may hereafter be in force pertaining to the use and occupancy of the Premises by Tenant and its Agents. The judgment of any court of competent jurisdiction or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such Laws in the use and occupancy of the Premises shall be conclusive of the fact that such violation by Tenant has occurred.

     B. Right to Contest.  Tenant shall have the right to contest or otherwise
        ----------------
     review by appropriate legal or administrative proceedings the application of any Law or insurance underwriters requirement to the use by Tenant of the Premises. If Tenant desires to so contest any such Law or requirement, Tenant shall give Landlord written notice of its intention to do so and may conduct such contest or other reviews so long as it pays all costs, and compliance therewith maybe held in abeyance pending completion of such proceedings. Tenant shall protect and indemnify Landlord against any and all expenses or damages resulting from such contest or other proceeding.

21.  SUBORDINATION. Tenant shall, upon Landlord's request, promptly execute any
     -------------
     instrument (including an amendment to this Lease) or instruments of subordination reasonably necessary to subordinate this Lease to any mortgage or dead of trust to be placed upon the Premises, or any part thereof, by Landlord, which instrument or instruments may include such other matters as the Lender customarily requires in connection with such agreements in comparable transactions, including provisions that the Lender not be liable for any defaults on the part of Landlord occurring prior to the time the Lender takes possession of the Premises in connection with the enforcement of its rights under the mortgage or deed of trust. Tenant's failure to execute any such instrument within ten (10) days after written demand therefor shall constitute a default by Tenant under this Lease. Tenant agrees to attorn to and recognize any mortgagee or beneficiary of the deed of trust subsequently encumbering the Premises and any party acquiring title to the Premises, by judicial foreclosure or a trustee's sale. as a successor to Landlord hereunder. Tenant's obligation to subordinate this Lease to any mortgage or deed of trust is conditioned upon the following:
     (i) The Lender must consent in writing to this Lease and agree in writing that. so long as there does not then exist any Event of Tenant's Default, in the event of foreclosure of the mortgage or deed of trust the Lender shall recognize the tenancy of Tenant on the terms contained herein and this Lease shall remain in full force and effect.

     (ii) If the instrument effecting subordination provides that upon foreclosure of the mortgage or deed of trust the Lender (or any successor in interest, is not liable for the full and complete performance of all of the obligations of the Landlord under this Lease (e.g., the completion of improvements to be constructed by the Landlord), then such agreement shall provide that if a foreclosure of such mortgage or deed of trust does occur and the Lender (or its successor in interest) at any time thereafter relies upon such provision to avoid performance of any obligation of the Landlord contained in this Lease thus causing a material interference with Tenant's use of the Premises, then in that limited circumstance Tenant shall have the following rights: (i) Tenant may terminate this Lease; or (ii) Tenant may perform the obligation that such Lender (or successor in interest has elected not to perform and deduct the cost thereof (with interest at the Agreed Interest Rate from date of expenditure until reimbursement) from the payments of the Base Monthly Rent until Tenant has been fully reimbursed for the cost of such performance.

     (iii) With respect to any Lender having a security interest in the Premises as of the Commencement Date, such Lender shall execute a non-disturbance agreement in accordance with the aforementioned terms within ninety (90) days after the Commencement Date. If such non-disturbance agreement is not executed within such ninety (90) day period then Tenant shall have the option at any time prior to the execution by the Lender of such non-disturbance agreement, but shall not be obligated to do so, to terminate this Lease.

22.  HOLDING OVER.  This Lease shall terminate without further notice at the
     ------------
     expiration of the Lease Term. Any holding over by Tenant after expiration shall not constitute a renewal or extension or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after the expiration with the consent of Landlord shall be construed to be a tenancy from month to month, at one hundred twenty-five percent (125%) of the Base Monthly Rent for the last month of the Least Term, and shall otherwise be on the terms and conditions herein specified insofar as applicable.

23.  NOTICES.  Any notice required or desired to be given under this Lease shall
     -------
     be in writing with copies directed as indicated below and shall be personally served or given upon the earlier of delivery or by mail. Any notice given by mail shall be deemed to have been given when forty-eight
     (48) hours have elapsed from the time which such notice was deposited in the United States mail, certified and postage prepaid, addressed to the party to be served with a copy as indicated herein at the last address given by that party to the other party under the provisions of this Paragraph. At the date of execution of this Lease, the address of Landlord is:

     c/o Vintage Properties         With a Copy To
                                    --------------
     393 Vintage Park Drive         c/o Marina Village

     Suite 210                      1150 Marina Village Parkway

     Foster City, California 94404  Suite 100

     Attn: Joseph R. Seiger         Alameda, California 94501

                                    Attn: Property Manager

     and the address of Tenant is:

     2440 West El Camino Real

     Mountain View, California 94039

     Attention:  Chief Financial Officer.

24.  ATTORNEYS' FEES.  In the event either party shall bring any action or legal
     ---------------
     proceeding for damages for any alleged breach of any provision of this Lease, to recover rent or possession of the Premises, to terminate this Leases, or to enforce, protect or establish any term or covenant of this Lease or right or remedy of either party, the prevailing party shall be entitled to recover as a part of such action or proceeding reasonable attorneys" fees and court costs, including attorneys" fees and costs for appeal, as may be fixed by the court or jury. The term "prevailing party" shall mean the party who received substantially the relief requested, whether by settlement, dismissal, summary judgment, judgment or otherwise.

25.  NONASSIGNMENT.
     -------------
     A. Consent Required.  Tenant's interest in this Lease is not assignable, by
        ----------------
     operation of law or otherwise, nor shall Tenant have the right to sublet the Premises, transfer any interest of Tenant therein or permit any use of the Premises by another party, without the prior written consent of Landlord to such assignment, subletting, transfer or use, which consent Landlord agrees not to unreasonably withhold, subject to the provisions of Paragraph 25.B and Paragraph 37. A consent to one assignment, subletting, occupancy or use by another party shall not be deemed to be a consent to any subsequent assignment, subletting, occupancy or use by another party. Any assignment or subletting without such consent shall be void and shall. at the option of Landlord, terminate this Lease. Landlord's waiver or consent to any assignment or subletting hereunder shall not relieve Tenant from any obligation under this Lease unless the consent shall so provide. Tenant may, with Landlord's prior written consent, assign this Lease as security for a bona fide loan; provided, however, that if the lender is an Institutional Lender or syndicate of lenders headed by an Institutional Lender (a "Syndicate"), Landlord's prior consent shall not be required. If the lender taking this Lease as security is an institutional Lender or a Syndicate. Landlord shall make such amendments to this Lease or agreements with such lender as (i) are reasonably requested by such lender, (ii) are limited to protecting the lender's security interest in the Lease, (iii) are customarily received by Institutional Lenders in connection with leasehold mortgage financing, (iv) do not materially and adversely affect Landlord's rights under the Lease and will not delay Landlord's exercise of its remedies for an Event of Tenant's Default and in no event change the Base Monthly Rent, Additional Rent, or Lease Term, and (v) would not constitute a default under any mortgage or deed of trust encumbering the Premises. Notwithstanding the foregoing, Landlord shall not be obligated to make amendments to the Lease or agreements with such lender which would permit the Lease to be assigned without the prior consent of Landlord. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent (i) if the proposed assignee or sublessee is a governmental agency; (ii) if, in Landlord's reasonable judgement, the use of the Premises by the proposed assignee or sublessee would entail any alterations which would materially lessen the value of the leasehold improvements in the Premises (and Tenant does not provide Landlord with reasonable assurance that such alterations will be removed and restored upon termination of the Lease, or would require materially increased services by Landlord for which reimbursement by Tenant is not sufficient to cover all costs that Landlord would incur as a result of providing such additional services; (iii) if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable term and the proposed sublease term expiration is within one (1) year of the expiration of the Lease Term, or the character, reputation or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Project;
     (iv) in the case of a subletting of less than the entire Premises, if the subletting would result in the division of any given floor of the Premises into more than four subparcels, would create a subparcel of a configuration that is not suitable for normal leasing purposes or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the Premises and Tenant does not provide Landlord with reasonable assurance that such alterations to create such configuration will be removed and restored to the original configuration upon termination of the Lease; or (v) if, at the time consent is requested or at any time prior to the granting of consent, there is an uncured Event of Tenant's Default under the Lease which is capable of being cured and which has not been cured. As used in this Paragraph 25, the term "assign" or "assignment" shall include, without limitation, any sale, transfer, or other disposition of all or any position of Tenant's estate under this Lease, whether voluntary or involuntary, and whether by operation of law or otherwise including any of the following:

     (i) If Tenant is a corporation: (i) any dissolution, merger, consolidation, or other reorganization of Tenant or (ii) a sale of more than 50% of the value of the assets of Tenant or (iii) if Tenant is a corporation with fewer than 50 shareholders, sale or other transfer of a controlling percentage of the capital stock of Tenant to one entity or to a group of related entities. The phrase "controlling percentage" means the ownership of, and the right to vote, stocks possessing at least 50% of the total combined voting power of all classes of Tenant's stock issues, outstanding and permitted to vote for the election of directors;

     (ii) If Tenant is a trust the transfer of more than 50% of the beneficial interest of Tenant, or the dissolution of the trust;

     (iii) If Tenant is a partnership or joint venture, the withdrawal, or the transfer of the interest of any general partner or joint venturer or the dissolution of the partnership or joint venture:

     (iv) If Tenant is composed of tenant-in-common, the transfer of interest of any cotenants or the partition of dissolution of the cotenancy.

     B.  Notice Required. If Tenant desires to assign its interest in this Lease
         ---------------
     or sublet the Premises, or transfer any interest of Tenant therein, or permit the use of the Premises by another party (hereinafter collectively referred to as a "Transfer"). Tenant shall give Landlord at least fifteen
     (15) days prior written notice of the proposed Transfer and of the terms of such proposed Transfer, including, but not limited to, the name and legal composition of the proposed transferee, a financial statement of the proposed transferee, the nature of the proposed transferee's business to he carried on in the Premises, the payment to be made or other consideration to be given on account of the Transfer, and such other pertinent information as may be requested by Landlord. all in sufficient detail to enable Landlord to evaluate the proposed Transfer and the prospective transferee.

    C.   Landlord's Right to Share in Net Subrent Profit.  If Landlord consents
         -----------------------------------------------
    to a Transfer proposed by Tenant. Tenant may enter into such Transfer, and if Tenant does so, the following shall apply to such Transfer (but not to any Transfer described by paragraph 25.D):

    (i) If Tenant assigns its interest in this Lease, the Tenant shall pay to Landlord fifty percent (50%) of all consideration received by Tenant over and above (a) the assignee's agreement to assume the obligations of Tenant under this Lease, and (b) all "Permitted Transfer Costs" (as defined in Paragraph 25.C(v)). In the case of assignment, the amount of consideration owed to Landlord shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such consideration is paid to Tenant by the assignee.

    (ii) If Tenant sublets any part of the Premises then with respect to the space so subleased. Tenant shall pay to Landlord fifty percent (50%) of the positive difference, if any, between (a) all rent and other consideration paid by the subtenant to Tenant, less (b) all Permitted Transfer Costs and all payments of the Base Monthly Rent and Additional Rent fairly allocable to that part of the Premises affected by such sublease. Such amount shall be paid to Landlord on the same basis, whether periodic or in lump sum, that such rent and other consideration is paid to Tenant by its subtenant. In calculating Landlord's share of any periodic payments, all such costs permitted to be deducted from the gross consideration received by Tenant that have been paid by Tenant shall be first recovered by Tenant.

    (iii) Tenant's obligations under this Paragraph 25.C shall survive any Transfer. At the time Tenant makes any payment to Landlord required by this Paragraph 25.C. Tenant shall deliver an itemized statement of the method by which the amount to which Landlord is entitled was calculated. certified by Tenant as true and correct. Landlord shall have the right at reasonable intervals to inspect Tenant's books and records relating to the payments due hereunder. Upon request therefor, Tenant shall deliver to Landlord copies of all bills, invoices or other documents upon which its calculations are based.

    (iv) As used in this Paragraph 25.C, the term "consideration" shall mean any consideration of any kind received by Tenant as a result of the Transfer if such consideration is paid or given in exchange for Tenant's interest in this Lease or in the Premises.

    (v) As used herein, the term "Permitted Transfer Costs" shall mean the following: (a) all reasonable leasing commissions paid to third parties not affiliated with Tenant in order to obtain the Transfer in question; (b) all reasonable attorneys" fees incurred by Tenant with respect to the Transfer in question; (c) the cost, of Alterations that must be made by Tenant in order to obtain the Transfer in question;
          (d) the amount of the Base Monthly Rent and all Additional Rent paid by Tenant with respect to that part of the Premises affected by the Transfer in question for that period of time during which such part of the Premises was vacant and actively being marketed for sublease or assignment so long as at the commencement of such vacancy previous notice of such vacancy was delivered to Landlord and Landlord was able to inspect and verify same: and (e) any of the foregoing types of costs paid or incurred by Tenant with respect to prior Transfers which Tenant did not recoup (after first paying the Base Monthly Rent and Additional Rent fairly allocable to the space affected bv such prior Transfers) from rent and other consideration paid by the subtenants or assignees that were parties to such prior Transfers.

    (vi) In the event Tenant shall assign the Lease or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do then

          Tenant shall pay Landlord's reasonable attorney's fees incurred in connection therewith up to One Thousand Dollars ($1,000) per event, as such amount is adjusted pursuant to Paragraph 41.

     D.  Exempt Transfers.  Tenant may, without Landlord's prior written consent
         ----------------
     and without any participation by Landlord in assignment or subletting proceeds, assign its interest in the Lease or sublet the Premises or a portion thereof to (i) an Affiliate of Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, non-bankruptcy or government action. or engage in a merger, consolidation or other reorganization of Tenant which is defined as an "Assignment" under Paragraph 25.A.(i); or
     (iii) a purchaser of substantially all of the Tenant's assets related to the business being operated at the Premises, so long as the Affiliate and Tenant combined under (i), such successor or the entity which continues as Tenant under (ii), or such purchaser under (iii) has a net worth equal to or greater than the net worth of Tenant as of the Effective Date; provided in all such instances that the transferee assumes the obligations of the Tenant under this Lease in a written instrument delivered to Landlord and provided further that the transferor tenant remains liable as a primary obligor for the obligations of Tenant under this Lease (excluding a transferor corporation which does not survive a merger or other reorganization).

26.  SUCCESSORS.  This Lease shall be binding on the parties hereto and on their
     ----------
respective heirs, successors and assigns (to the extent the Lease is assignable).

27.  LENDER PROTECTION. In the event of any default on the part of Landlord,
     -----------------
     Tenant shall give notice by registered or certified mail to any Lender whose address shall have been furnished it, and shall offer such Lender a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

28.  ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS. At all times during the
     ----------------------------------------------
     Lease Term, each party agrees, following any request by the other party, promptly to execute and deliver to the requesting party an estoppel certificate (i) certifying that this lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect,
     (ii) stating the date to which the rent and other charges are paid in advance, if any, (iii) acknowledging that there are not, to the certifying party's knowledge any uncured defaults on the part of any party hereunder or, if there are uncured defaults, specifying the nature of such defaults, and (iv) certifying such other information about the Lease as may be reasonably required by the requesting party. A failure to deliver an estoppel certificate within ten (10) days after delivery of a request therefor shall be a conclusive admission that, as of the date of the request for such statement, (a) this Lease is unmodified except as may be represented by the requesting party in said request and is in full force and effect, (b) there are no uncured defaults in the requesting party's performance, and (c) no rent has been paid in advance for more than thirty
     (30) days. At any time during the Lease Term Tenant shall, upon ten (10) days prior written notice from Landlord, provide Tenant's most recent financial statement and financial statements covering the twenty-four (24) month period prior to the date of such most recent financial statement to Landlord, any existing Lender or to any potential Lender or buyer of the Premises. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure to deliver such statements within ten (10) days after receipt of written notice from Landlord of delinquency in delivery of such statement shall be an Event of Tenant's Default under Paragraph 15. Landlord shall use reasonable efforts to keep confidential all financial statements delivered to it by Tenant pursuant to this paragraph and shall cause any potential Lender or buyer of the Premises to whom such statements are delivered also to agree to use reasonable efforts to keep such statements confidential.

29.  SURRENDER OF LEASE NOT MERGER.  The voluntary or other surrender of this
     -----------------------------
     Lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenants or operate as an assignment to Landlord of any or all such subleases or subtenants.

30.  WAIVER.  The waiver by Landlord or Tenant of any breach of any term,
     ------
     covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained.

31.  GENERAL
     -------
     A. Captions.  The captions and paragraph headings used in this Lease are
        ---------
     for the purposes of convenience only. They shall not be construed to limit or extend the meaning of any part of this Lease.

     B. Transfers by Landlord; Limitation on Tenant's Recourse for Landlord
        -------------------------------------------------------------------
        Default:
        -------

     Landlord and its successors in interest shall have the right to transfer their interest in this Lease and the Premises at any time and to any person or entity. In the event of any such transfer, the Landlord originally named herein (and, in the case of any subsequent transfer, the transferor from the date of such transfer shall be relieved of all liability for the performance of the obligations of the Landlord hereunder which accrue after the date of such transfer except for those relating to any funds in which Tenant has an interest that are in the hands of Landlord or the then transferor at the time of such transfer which are not turned over the transferee: provided, however, that the foregoing release shall not be effective unless the transferee shall have executed an assumption agreement by which it agrees to perform all of the obligations of the Landlord under this Lease which accrue after the date of such transfer or which are then in default. The release of a transferring Landlord of its obligations under Paragraph 37.G concerning Hazardous Materials shall further be conditioned upon the transferee having at the time of transfer of title to the Premises, either (i) a net worth determined in accordance with generally accepted accounting principles of at least $5,000,000(as such amount is adjusted pursuant to Paragraph 41) which net worth is also not less than twenty-five percent (25%) of the value of all assets of such transferee. or (ii) a net worth determined in accordance with generally accepted accounting principles of at least $15,000,000 (as adjusted pursuant to Paragraph 41). In addition, if Landlord voluntarily transfers fee title to the Premises prior to completion of the Building and Tenant Improvements, then Landlord or the transferor shall not be relieved of its obligations to complete such improvements in accordance with the Lease unless Landlord shall upon such transfer deposit into an escrow under the control of Landlord's transferee and Tenant, as security for the performance of all obligations under the Improvement Agreement, an amount equal to Landlord's reasonable estimate of the costs which will then be required to complete such improvements, or shall deliver to Tenant a surety bond in such amount as security for the obligation of Landlord's transferee with respect to the completion of the Building and Tenant Improvements which bond shall be in form, and be issued by such surety company, as is reasonably acceptable to Tenant. The obligations of Landlord under this Lease do not constitute personal obligations of the partners, directors, officers, shareholders or trustees of Landlord, or of the partners, directors, officers, shareholders or trustees of Landlord's partners ("Beneficial Owners") except with respect to Landlord and its general partners (but not the partners of its general partners) as provided below. For the realization of any claim against Landlord arising under this Lease, Tenant shall have recourse only to the assets of Landlord which are real property subject to this Lease or proceeds therefrom (e.g. condemnation proceeds, insurance proceeds, or
                         ----
     rent) (the "Building Assets") for the satisfaction of such obligations and not against the other assets of Landlord or its Beneficial Owners. Notwithstanding the foregoing, the following shall apply only with respect to claims by Tenant directly resulting from any and all defaults bv Landlord of its obligations under the Improvement Agreement and/or Paragraph 37.G concerning Hazardous Materials ("Special Defaults"): (i) for Special Defaults, Tenant shall first seek recourse against the Building Assets but not to exceed $5,000,000 (as adjusted pursuant to Paragraph 41 for each claim and in the aggregate; (ii) to the extent Tenant is unable to recover all amounts to which it is entitled for Special Defaults from recourse against Building Assets, Landlord and its general partners (but not any partners or Beneficial Owners of such general partners) shall be liable to pay the short fall in Tenant's recovery to the extent necessary to provide Tenant with an aggregate total recovery from Building Assets and such additional payments by Landlord and its general partners of the lesser of $5,000,000 (as that amount is adjusted pursuant to Paragraph 41 hereof) or the aggregate amount Tenant is entitled to recover from Landlord for Special Defaults under the following three sentences: and (iii) the obligation of Landlord and its general partners to make the additional contribution described in clause (ii) immediately preceding (the "Special Contribution Obligation") shall be limited as provided in the following three sentences. The parties acknowledge that concurrently with the execution of this Lease, Landlord and Tenant are executing other leases and option agreements (which, if options are exercised, will lead to the execution of additional leases) covering facilities in the Project (the "Other Leases"), and that each of the Other Leases contains a provision substantially the same as that contained in the immediately preceding sentence. Notwithstanding anything contained herein, in no event shall Landlord and its general partners be required to pay more than $10,000,000 (as such amount is adjusted pursuant to Paragraph 41 hereof) in discharge of the Special Contribution Obligations described herein or in the Other Leases. In no event shall Landlord be liable for consequential damages, such as lost revenues or lost profits, which may result from Landlord's breach of its obligations to complete the Renovation Improvements set forth in the Improvement Agreement.

     C.  Time.  Time is of the essence for the performance of each term,
         -----
     covenant and
     condition of this Lease.

     D.  Severability; Governing Law.  In case any one or more of the provisions
         ---------------------------
     contained herein, except for the payment of rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Lease but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein. This Lease shall be construed and enforced in accordance with the laws of the State of California.

     E.  Joint and Several Liability.  If Tenant is more than one person or
         ---------------------------
     entity each such person or entity shall be Jointly and severally liable for the obligations of Tenant hereunder.

     F.  Exhibits.  All exhibits attached hereto and referred to herein are
         ---------
     incorporated herein by this reference.

     G.  Miscellaneous.  Any executed copy of this Lease shall be deemed an
         --------------
     original for all purposes. As used herein, "party" shall mean Landlord or Tenant, as the context implies. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against Landlord or Tenant. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural. The terms "shall", "will", and "agree" are mandatory. The term "may" is permissive. When a party is required to do something by this Lease. it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. When a party is obligated not to perform any act, that party is also obligated to restrain any others within its control from performing said act, including agents, contractors and employees. The use herein of the word "including," when following any general statement. term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to," or word of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

     H. Survival.  The following provisions of this Lease shall survive the
        ---------
     expiration or earlier termination of this Lease; 4.F.(3) (payment of Percentage Share of Operating Expenses); 7.B. (payment of Percentage Share of Property Taxes); 8.A. (Waiver and Indemnity); 9. (Utilities); 13.B.(iv) (removal of alterations); 22 (Holding Over); 31.B. (Transfers by Landlord; Limitation on Tenant's Recourse); 34 (Surrender); 37.F. (surrender); and 37.G. (Landlord's Obligations).

32.  SIGNS. Tenant shall be entitled to install signs identifying its business
     ------
     within the Project and exterior signs an the Building as described and in accordance with an overall signage program to be approved by Landlord and Tenant and subject to any Laws, provided, however, Landlord has previously agreed to (i) allow Tenant its own separate identity signage from that of the Project, and (ii) include in Tenant's signage program major entry signage at the entry to Tenant's campus within the Project, secondary identity signage at secondary entrances and directional signage to all of Tenant's buildings within the Project. The cost of all exterior signage shall be paid by Landlord. At the termination of this Lease, Tenant shall remove any signs which it has placed on the Premises and shall repair any damage caused by the installation or removal of such signs.

33.  INTEREST ON PAST DUE OBLIGATIONS.  Any amount due to Landlord or Tenant not
     ---------------------------------
     paid when due shall bear interest from the due date until paid at the Agreed Interest Rate. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

34.  SURRENDER OF THE PREMISES.  On the last day of the Lease Term, or on sooner
     -------------------------
     termination of this lease, Tenant shall surrender the Premises to Landlord in their condition existing as of the Commencement Date, ordinary wear and tear excepted, with all originally painted, interior walls washed and other interior wails cleaned, all damaged ceiling tiles and lighting lenses replaced, all carpets shampooed and cleaned, the air conditioning and heating equipment serviced and repaired by a reputable and licensed service firm, all floors cleaned and waxed, all to the reasonable satisfaction of Landlord, subject to the limitations on Tenant's obligation to remove Alterations and restore the Premises to its prior condition set forth in Paragraph 13. Nothing contained in this Paragraph 34 shall require Tenant to repair the effects of any condemnation, damage or destruction or any other condition which Tenant is not required to remedy under this Lease. Tenant shall remove all of Tenant's personal property and Trade Fixtures from the Premises and all property not so removed shall be deemed abandoned by Tenant. Tenant, at its sole cost shall repair any damage to the Premises caused by the removal of Tenant's Trade Fixtures, personal property, machinery and equipment, which repair shall include the patching and filling of holes and repair of structural damage. If the Premises are not so surrendered at the termination of this Lease. Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

35.  AUTHORITY.  The undersigned parties hereby warrant that they have proper
     ----------
     authority and are empowered to execute this Lease on behalf of Landlord and Tenant, respectively.

36.  OPTIONS TO EXTEND.
     -----------------
     A. Tenant shall have three (3) options to extend the Lease Term, each for a period of five (5) years (each of which is referred to herein as an "Option Term"). Each option may be exercised only by written notice given to Landlord not earlier than twenty-four (24) months and not later than eighteen (18) months prior to the expiration of the then existing Lease Term. Tenant may not exercise any of such options at any time that there exists an Event of Tenant's Default involving those events described in Paragraph 15.A(iv), (vi) or (vii) or there exists an Event of Tenant's Default that is capable of being cured but has not been cured by Tenant. In all respects, the terms, covenants and conditions of this Lease shall remain unchanged during each Option Term except that the Base Monthly Rent payable during each Option Term shall be increased in accordance with Paragraph 36.B., Landlord shall have no obligation to fund additional tenant improvements in the Premises or pay Tenant's brokerage commission, if any, and there shall be no further option to extend the Lease Term at the end of the third Option Term.

     B. The Base Monthly Rent payable during each Option Term shall be ninety percent (90%) of the "Fair Market Rent for the Premises" (as defined in Paragraph 36.D) as of the first day of the Option Term in question. Base Monthly Rent during an Option Term may be subject to an adjustment or adjustments at such times, in such amount or using such formula, as may be established in connection with determining the Fair Market Rent for the Premises.

     C. Promptly following exercise of each option to extend, the parties shall meet and endeavor to agree upon the Fair Market Rent of the Premises. If within fifteen (15) days after exercise of any of the options, the parties cannot agree upon the Fair Market Rent for the Premises as of the first day of the Option Term in question. the parties shall submit the matter to binding appraisal in accordance with the following procedure:
     Within thirty (30) days after exercise of the option, the parties shall either (i) jointly appoint an appraiser for this purpose or (ii) failing this joint action, separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless he has at least five (5) years experience in appraising major commercial property in Alameda County and is a member of a recognized society of real estate appraisers. If within thirty (30) days after the appointment the two appraisers reach agreement on the Fair Market Rent for the Premises as of the first day of the Option Term in question, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the question presented within thirty (30) days after their appointment then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications. If within thirty
     (30) days after the appointment of the third appraiser a majority of the appraisers agree on the Fair Market Rent of the Premises as of the first day of the Option Term in question, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers cannot reach agreement on the question presented. then the three appraisers shall each submit their independent appraisal to the parties the appraisal farthest from the median of the three appraisals shall be disregarded, and the average of the remaining two appraisals shall be deemed to be the Fair Market Rent of the Premises as of the first day of the Option Term in question and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed bv the parties give such notice, then either of the parties upon notice to the other party, may request such appointment by the American Arbitration Association or, on its failure, refusal or inability to act, may apply for such appointment to the presiding judge of the Superior Court of Alameda County, California.

     D. For purposes of this Paragraph, the term "Fair Market Rent for the Premises" shall mean the going market rental and any adjustment or adjustments to such rental at such time(s) and in such amount or using such formula as is prevailing at the time of the commencement of the Option Term in question, for comparably equipped space in buildings containing between 50,000 and 250,000 square feet, located within a five (5) mile radius of the Premises, and in a condition comparable to the then condition of the Premises, taking into account all legal uses for which the Premises could be used without material alteration thereto and the value of all the improvements in the Premises made by Landlord (but adjusting for the age and then condition of such improvements) for a tenant proposing to sign a lease for a similar term and having financial qualifications similar to Tenant and using as a guide equivalent space in the size range specified above of similar age, construction, quality. use and location. There shall be excluded from any determination of "Fair Market Rent of the Premises" the rental value attributable to any improvements constructed bv Tenant with its own funds, or paid for with the Excess TI Allowance. and all Trade Fixtures and personal property of Tenant located in the Premises. Any determination of "Fair Market Rent of the Premises" shall take into account rental concessions then prevailing in the market (e.g., "free rent," lease
                                                       ----
     assumptions, payment of moving expenses, etc.).

     E. If the Base Monthly Rent for any Option Term is established by appraisal conducted pursuant to Paragraph 36.C hereof and if Tenant does not, in its sole discretion, approve the Fair Market Rent for the Premises established for the Option Term in question as so established by appraisal, then Tenant may rescind its exercise of the option in question by giving Landlord written notice of such election to rescind within fifteen (15) days after the Fair Market Rent for the Premises for the Option Term in question is so established by appraisal. If Tenant so timely rescinds its exercise of the option in question, then (i) the Lease shall expire on the later to occur of either five hundred forty (540) days after Tenant's notice of rescission is delivered to Landlord or on the date the Lease would otherwise have expired absent such exercise of the option in question by Tenant; (ii) if the Lease Term is extended as a result of Tenant's rescission, then the Base Monthly Rent for the extended period shall be that in effect prior to the delivery of Tenant's notice of recession; and (iii) Tenant shall pay all costs incurred by Landlord in participating in any appraisal to establish the Fair Market Rent for the Premises for the Option Term in question.

     37.  HAZARDOUS MATERIAL.
          ------------------

     A.   Definitions.  As used herein, the term "Hazardous Material" shall mean
          -----------
     any substance or material which has been determined by any state, federal, or local governmental authority to be capable of posing a risk of injury to health, safety or property including all of those materials and substances designated as hazardous or toxic by the Environmental Protection Agency, the California Water Quality Control Board, the Department of Labor, the California Department of Industrial Relations, the Department of Transportation, the Department of Agriculture, the Consumer Product Safety Commission, the Department of Health and Human Services the Food and Drug Administration, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment. Without limiting the generality of the foregoing, the term "Hazardous Material" shall include asbestos, PCB's, petroleum products and all materials and substances listed under Article II. or defined as hazardous or extremely hazardous pursuant to Article 1 of Title 22 of the California Code of Regulations Division 4, Chapter 30, as the same shall be amended from time to time.

     B.  Use Restriction.  Tenant shall not cause or allow anyone else to cause,
         ---------------
     any Hazardous Materials (other than commercially reasonable quantities of cleaning and office supplies for Tenant's use) to be used, generated, stored, released or disposed of (collectively, "Use") on or about the Premises, the Building or Outside Areas without the prior written consent of Landlord, which consent may be withheld in the sale discretion of Landlord unless oil of the conditions set forth in subparagraphs (i) through (iii) below are met, in which event such consent shall not unreasonably be withheld. In the event of any breach by Tenant which constitutes an Event of Tenant's Default of the covenants or conditions set forth in this Paragraph B, in addition to all of its other remedies under this Lease, Landlord may revoke any consent previously given with respect to the Use of Hazardous Materials.

     (i) The proposed Hazardous Material does not include freon, TCE, hydrocarbons or any hydrocarbon-band compounds or any Hazardous Material that has been detected at any time at levels exceeding "action levels" of any governmental agency in the soil or groundwater of the Premises, the Use does not involve; (1) outside or underground storage; (2) storage of any quantities in excess of those requiring the establishment of a Business Plan under the provisions of Health & Safety Code Section 25503.5; (3) the proposed Use does not involve manufacturing of commercial quantities of any Hazardous Materials; or
          (4) above-ground or inside storage, unless Tenant has made appropriate provisions for leak protection, leak detection, and leak containment and such provisions arc compatible with Building systems.

     (ii) The tangible net worth of Tenant at the time it requests consent to such Use is at least equal to $5,000,000 (as increased in accordance with the percentage increase in the Consumer Price Index from the Effective Date through the month prior to Tenant's request), "Tangible net worth" shall mean, at any date, the sum of the capital stock and additional paid-in capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of Tenant and its subsidiaries, on a consolidated basis, minus all intangible assets of Tenant and its subsidiaries, including, without limitation; (a) goodwill, trademarks, patents, patent application, brand names, copyrights, franchises and deferred charges (including unamortized debt discount and software development and other research and development costs), determined in accordance with generally acceptable accounting principles (b) treasury stock;
          (c) cash held in a sinking or other similar fund established for the purpose of redemption or other retirement of capital stock; (d) to the extent not already deducted from total assets, reserves for depreciation, depiction, obsolescence or amortization of properties and other reserves or appropriations of retained earnings which have been or should be established in connection with the business conducted by the relevant corporation: (e) purchased intangibles; and
          (f) any revaluation or other write-up in book value of assets subsequent to the fiscal year of Tenant last ended at the date of this Lease. Such tangible net worth shall be as reported by an independent certified public accountant according to generally accepted accounting principles.

     (iii) Tenant, and/or any subtenant on whose behalf Tenant requests such consent has not previously been cited or charged by any governmental authority for improper use, storage or discharge of any Hazardous Material and is not, and has not previously been involved, either as a potentially responsible party, or otherwise, in any remediation or clean-up of a release of Hazardous Material; provided, however, if Tenant's proposed subtenant is an entity whose snares are publicly traded the subtenant explicitly assumes in writing the obligations of Tenant under this Paragraph 37 with respect to those Hazardous Materials Used by such subtenants, on a joint and several basis, and the net worth of such proposed subtenant, as determined in accordance with generally acceptable accounting principles, is at least $50,000,000, then this subparagraph (iii) shall not be applicable.

     Upon seeking Landlord's consent, Tenant shall provide a complete list of all Hazardous Materials proposed to be permitted on the Premises, the maximum quantities to be used during any one-month period and a description of the means which will be used to handle, store and remove such materials from the Premises. Tenant shall obtain Landlord's consent before using any additional Hazardous Materials on the Premises not included in Tenant's most recent list, and shall provide written certification to Landlord at least once during any twelve month period of the term, and at any time within five business days of Landlord's request, but not more often than four times during each twelve month period of the continued accuracy of Tenant's prior disclosures with respect to the Hazardous Materials then being used on the Premises. Tenant at its sole cost shall strictly comply with all Laws relating to the Use by Tenant or its Agents of Hazardous Materials. Landlord and its Agents may, from time to time, and without prior notice to Tenant, inspect the Premises for the purposes of confirming the presence of Hazardous Materials thereon and the means and methods then being used to handle and dispose of such materials, but Landlord shall not have an obligation so to do. The costs of inspections by Landlord's consultants shall be paid by Tenant as an Operating Expense, and if, as a result of any such inspection, or otherwise, Landlord determines that any certification by Tenant is inaccurate, then, promptly following Landlord's request, Tenant shall cause the proper legal removal from the Premises of Hazardous Materials not previously disclosed and opposed by Landlord, and shall cease all use or processes for which Landlord has not previously given its consent. If the Use of Hazardous Materials on the Premises caused by Tenant or its Agents results in contamination of the Premises or any soil or groundwater in, under or about the Premises, Tenant, at its expense, shall promptly take all actions necessary to remediate such contamination and otherwise to comply with the requirements of any governmental agency or other authority having jurisdiction over the Premises, Tenant shall defend, hold harmless and indemnify Landlord and its Agents and employees with respect to (i) all claims, damages (including consequential damages such as those which may result from Landlord's inability to obtain financing for the Building), costs (including attorneys' fees) and liabilities arising out of or in connection with the Use of any Hazardous Material in or about the Premises by Tenant or its Agents, and (ii) any disposal or release of any Hazardous Material on or under the Building emanating from those portions of the Premises which Tenant has exclusive control occurring after the date possession of the Premises, or the portion where such Material is disposed or released, is delivered to Tenant and prior to the termination of this Lease, and that is not the result of the negligence or willful misconduct of Landlord or its Agents. In the event of any dispute between Landlord and Tenant concerning Tenant's indemnification and defense obligations under this Paragraph 37.B. for so long as Tenant uses the Premises solely for general office purposes. Landlord shall have the burden of showing by the preponderance of the evidence that the Use of any Hazardous Material was caused bv Tenant or its Agents. If the Premises has been used for other than general office purposes by Tenant or its Agents, then Tenant shall bear the burden of showing by the same burden of proof that neither it nor any of its Agents caused the contamination of the Premises or any such soil or groundwater or such claims, damages or liabilities.

     C.  Compliance.  Tenant, at its sole cost, shall strictly comply with all
         ----------
     Laws relating to the Use by Tenant of Hazardous Materials. If the presence of Hazardous Materials on the Premises caused by Tenant or its Agents results in contamination of the Premises or any soil or groundwater in, under or about the Premises. Tenant, at its expense, shall promptly take all actions necessary to remediate such contamination and otherwise to comply with the requirements of any governmental agency or other authority having jurisdiction over the Premises. Tenant shall not suffer any lien to be recorded against the Premises as a consequence of the disposal of a Hazardous Material on the Premises by Tenant or its Agents, including any so-called state, federal or local "super fund" lien related to the "clean-up" of a Hazardous Material in or about the Premises. Tenant shall promptly, following Tenant's becoming aware of the same, notify Landlord of any inquiry test, investigation or enforcement proceeding by or against Tenant or the Premises concerning a Hazardous Material. If Landlord reasonably believes that Tenant has violated the provisions of this Paragraph 37 and, if following notice by Landlord to Tenant. Tenant has failed to correct such violation in a timely manner. Landlord shall have the right to appoint a consultant to conduct an investigation to determine whether Hazardous Materials are being used, stored and disposed of in an appropriate manner. If Tenant has violated any Law or covenant in this Lease regarding the Use of Hazardous

     Materials on or about the Premises. Tenant shall reimburse Landlord for the cost of such investigation. Tenant, at its expense, shall comply with all reasonable recommendations of the consultant required to conform Tenant's Use of Hazardous Materials to the requirements of applicable Law or to fulfill the obligations of Tenant hereunder.

     D.  Assignment And Subletting.  In evaluating a proposed Transfer and the
          -------------------------
     prospective transferee in accordance with Paragraph 25. Landlord may take into account the proposed transferee's history of compliance with Laws regulating Hazardous Materials.

     E.  Notice.  Landlord and Tenant shall each give written notice to the
         ------
     other as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Premises, and (ii) any contamination of the Premises by Hazardous Materials which constitutes a violation of any Law regulating Hazardous Materials. At any time during the Lease Term, Tenant shall, within five (5) days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Tenant on the Premises, the Use of which requires Tenant to make written reports to any governmental agency under any Law regulating Hazardous Materials which disclosure by Tenant shall state the nature of such Use.

     F.  Surrender.  Upon the expiration or earlier termination of the Lease,
         ---------
     Tenant, at its sole cost, shall remove all Hazardous Materials from the Premises and from the groundwater under the Premises which Tenant introduced to the Premises to the extent required by Law or to that level that a prudent owner would do on its own account (taking into account cost, legal requirements, anticipated changes in legal requirements and potential threat to groundwater), with disputes settled by binding arbitration under the Commercial Rules of the American Arbitration Association. Tenant shall indemnify and hold Landlord harmless from all claims, liabilities, expenses (including attorney's fees and investigation costs) penalties, fines, response costs and damages resulting from Tenant's failure to surrender the Premises as required by this Paragraph, including, without limitation, any claims or damages in connection with the condition of the Premises, including damages occasioned by the inability to relet the Premises or a reduction in the fair market and/or rental value of the Premises by reason of the existence of any Hazardous Materials disposed of by Tenant in or around the Premises. Upon the expiration or earlier termination of the Lease, Landlord, at its option, may through outside consultants, perform an exit environmental site assessment of the Premises the cost of which would be paid by Tenant if (i) Tenant has not increased the intensity of use of Hazardous Materials over the Lease Term but there is contamination at the Premises caused by Tenant, or (ii) Tenant (or a subtenant) has increased the intensity of use of Hazardous Materials over the Lease Term at the Premises. The foregoing notwithstanding, Tenant's payment of such assessment shall be limited to $10,000, as adjusted pursuant to Paragraph 41, unless such assessment indicates that Tenant has caused such contamination.

     G.  Landlord's Obligations.  Landlord represents and warrants that, without
         -----------------------
     independent investigation, it has no knowledge of any Hazardous Materials present in, on or under the Premises other than as described in those reports described in Exhibit "D" (the "Existing Hazardous Material Condition"). Landlord, at its sole cost, shall comply with all Laws (including the federal law known as "CERCLA" and its California counterpart) which impose liability or responsibility upon either Landlord or Tenant to investigate, remediate or otherwise take any action with respect to the following; (i) the Existing Hazardous Material Condition; and (ii) compliance with all Laws regulating Hazardous Materials affecting the Premises to the extent that Landlord is legally obligated to do so by such Laws and such compliance is not made the responsibility of Tenant pursuant to Paragraph 37.B. 37.C and 37.F. Landlord shall indemnify, defend and hold Tenant and its Agents harmless from and against all liabilities, claims, penalties, fines, response costs, and other expenses (including reasonable attorneys' fees) which result from Landlord's failure to perform the obligation stated in the immediately preceding sentence.

38.  APPROVALS. Whenever this Lease requires an approval, consent, designation,
     ---------
     determination or judgment by either Landlord or Tenant, such approval, consent, designation, determination or judgment shall not be unreasonably withheld or delayed.

39.  REASONABLE EXPENDITURES.  Any expenditure by a party provided or required
     -----------------------
     under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

40.  RIGHT TO PERFORM OTHER PARTY'S COVENANTS.  If either party shall at any
     -----------------------------------------
     time fail to make any payment or perform any other act on its part to be made or performed under this Lease, and such failure shall continue for thirty (30) days following notice to the other party and, in the case of Landlord, to Landlord's Lender(s), or such failure (unless the nature of the obligation is such that it cannot be completed within thirty (30) days. in which event the defaulting party need only commence performance within the thirty (30) day period and thereafter diligently complete the same), the other party may, but shall not be obligated to and without waiving or releasing such party from any obligation of such party under this Lease, make such payment or perform such other act to the extent the other party may deem desirable, and in connection therewith pay expenses and employ counsel. Notwithstanding the above, in the event such failure to perform shall create any unsafe or other emergency condition, the other party may take such actions as it deems reasonably necessary for protection of person and property in and about the Premises and shall promptly thereafter notify the other party of such actions. All sums so paid by the other party and all penalties, interest and costs in connection therewith shall be due and payable by the defaulting party on the next day after any such payment by the other party, together with interest at the Agreed Interest Rate from such date to the date of payment thereof by the defaulting party to the other party. All such sums owed by Tenant to Landlord under this Paragraph 40 shall be deemed Additional Rent.

41.  CPI ADJUSTMENT.  Where provisions of this Lease specify dollar amounts and
     ---------------
     state that they are to be adjusted pursuant to this Paragraph (e.g., Paragraph 13.B(i) and 31.B), at the time such provisions are applied during the Lease Term the amount in question shall be adjusted to that amount which is equal to the product obtained by multiplying (i) the amount originally specified in the provision in question as of the Effective Date, by (ii) a fraction the numerator of which is the Consumer Price Index published immediately preceding the date upon which such provision is to be applied and the denominator of which is the Consumer Price Index published immediately preceding the Effective Date.

42.  INTEGRATION AND AMENDMENTS.  Except as expressly provided herein, Tenant
     ---------------------------
     acknowledges that neither the Landlord nor Landlord's Agents has made any representation or warranty as to the suitability of the Premises to the conduct of Tenant's business. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Landlord or Tenant, and Landlord and Tenant expressly wave all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease. This Lease, together with all Exhibits hereto, constitutes the entire understanding between the parties regarding Tenant's lease of the Premises and no addition to, or modification of, any term or provision of this Lease shall be effective until set forth in writing signed by both Landlord and Tenant.

43.  MEMORANDUM OF LEASE.  Concurrently with the execution hereof, the parties
     -------------------
     shall execute, acknowledge and record a Memorandum of Lease referencing Tenant's options to extend the term in a form approved by Landlord and Tenant.

44.  NON-DISCRIMINATION.  Tenant covenants for itself, its heirs, executors,
     -------------------
     administrators, and assigns, and all persons claiming under or through it, and this Lease is made and accepted upon it subject to the condition that there shall be no discrimination against or segregation of any person or group of persons. on account of race, color, creed, religion, sex, marital status, national origins, or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure, or enjoyment of the Premises herein leased nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenant, subtenants, vendees in the Premises.

45.  BROKERAGE COMMISSIONS.  Each party hereto represents and warrants to the
     ----------------------
     other that
     it has not had any dealings with any real estate brokers, leasing agents or salesmen, other than Cooper/Brady Commercial Real Estate and Steven R. Meckfessel (collectively "Brokers"), or incurred any obligations for the payment of real estate brokerage commissions or finder's fees which would be earned or due and payable by reason of the execution of this Lease other than to Brokers. Landlord shall pay any applicable commission to Brokers in accordance with separate agreements between Landlord and Brokers.


46.  FINANCING CONTINGENCY.
     ---------------------

     A. Landlord's obligation to construct the Building Shell and Tenant improvements within the Building shall be conditioned upon the issuance to Landlord of a commitment for, and the subsequent funding of, a construction loan in the amount of Development Costs excluding Fair Market Value of the Land (as defined below) acceptable to Landlord no later than December 1, 1992. In the event such construction loan is not funded on or before December 1. 1992, then Landlord shall promptly notify Tenant and Tenant shall have the option by notice to Landlord given on or before December 15, 1992, to (i) terminate this Lease effective immediately, (ii) elect to provide construction and permanent financing in an amount not to exceed the Development Costs excluding the Fair Market Value of the Land for the Building on commercially reasonable terms or (iii) elect to fund all or a portion of the Base TI Allowance in order to facilitate the financing of the Building, and Tenant shall then receive a reduction in the Base Monthly Rent equal to the portion of the Base TI

     Allowance funded by Tenant multiplied by Landlord's Return on Cost. The term "Landlord's Return on Cost" shall mean the Base Monthly Rent before the above reduction divided by the "Development Costs."

     B. The term "Development Costs" means all expenses incurred by Landlord in planning and constructing the Building Shell and the Tenant Improvements, including, without limitation: (i) the Fair Market Value (determined in a manner similar to that used for Fair Market Rent under Paragraph 36) of the land (the "Fair Market Value of the Land") valued as if unimproved with any structure required for the Building, parking and related landscaping and other open areas assuming such land will be improved with the Building and other improvements Landlord will be required to construct, assuming such land is free of all toxic or Hazardous Materials subtracting the cost of demolishing any improvements then present which will be required to be removed in order to construct the Premises and adding the replacement cost of any improvements then present on the land which will be incorporated into the Premises; (ii) architects', engineers' and other consultants' fees, (iii) permit fees and other costs and exactions paid or dedications made to obtain permits for the development of the Building; (iv) the cost to Landlord of constructing the Building, the Base TI Allowance prior to any reduction due to Tenant's funding of such Base TI Allowance and related improvements to be incorporated into the Premises (v) taxes and assessments for the Land. Building and Tenant Improvements accruing during the time period between the commencement of construction of the Building Shelf and the commencement of Tenant's obligation to pay Base Monthly Rent under the Lease; (vi) utilities connect charges; (vii) all interest, loan fees, loan commitment fees, loan application fees and points charged on loans related to the Building and Tenant Improvements before and during the construction period; (viii) insurance covering the Building and Tenant improvements during the construction period; (ix) costs of grading, utilities, storm drains, roads, sidewalks buildings, Landscaping and necessary or desirable off-site improvements; (x) negotiated fees including general contractor fees as approved by Tenant, and a fee equal to three percent of other Development Costs which may be paid to Landlord or its affiliate or an unrelated party for construction management and other services; (xi) leasing brokerage commissions; and (xii) uninsured losses to the extent not otherwise amortized by Tenant under Paragraph 16 of this Lease and all other leases entered into between Landlord and Tenant concurrently herewith.

     C. "Development Costs" shall not include any of the following: (i) costs incurred by Landlord for the investigation or remediation of Hazardous Materials except in connection with reports required by Lenders in connection with the financing of the Premises to confirm the absence of any such Hazardous Materials; (ii) any cost which is paid or incurred by Landlord for which it is subsequently reimbursed by a third party (e.g., insurance proceeds, payments on account of contract warranties judgments or settlements in connection with claims or litigation), after deducting the cost of recovery; (iii) any cost incurred to cure or correct the default by, or loss, damage or liability resulting from, or any net increase in Development Costs resulting from (A) a default by Landlord of its obligations under the Lease (unless resulting from a default by Tenant of its obligations under the Lease), or (B) a default by the general contractor or any subcontractor resulting from a default by Landlord of its obligations under its agreement with the general contractor;(iv) payments by Landlord to any Affiliate except to the extent set forth above or otherwise approved by Tenant; (v) the costs of correcting defects in the design of the Building (but not the Tenant Improvements) or the construction of the Building and Tenant Improvements (except to the extent covered by the contractor's contingency in its contract); and (vi) construction loan interest and other financing costs allocable to (A) any period prior to the commencement of construction (which shall be deemed to be the commencement of demolition of the existing improvements on the land if just prior to the commencement of construction of the Building), or (B) any period of delay in completion of construction which is attributable to a default by Landlord under the Lease, or its construction contract.

     D. If Tenant so elects to terminate this Lease then Tenant may, by notice also given to Landlord on or before December 15, 1992, terminate all other leases entered into between Landlord and Tenant concurrently with this Lease, provided that at the time Tenant gives such notice of termination Tenant also pays to Landlord the amount by which (i) all sums which would otherwise have been payable by Tenant during the period commencing on April 1, 1992 and continuing through the date on which Tenant gives its notice under the leases described below exceeds (ii) all amounts actually paid by Tenant to Landlord during the same period. In such event, the following previous leases with Landlord shall be reinstated as if such leases previously had not been superseded:

     1. Marina Village Office Lease dated as of August 1, 1994 by and between Landlord and Tenant for premises located in 1080 Marina Village Parkway, Alameda, California;

     2. Marina Village Office Lease dated as of October 1, 1987 by and between Landlord and Tenant for premises located in 1001 Marina Village Parkway, Alameda, California; and

     3. Marina Village Office Lease dated as of August 10, 1988 by and between Landlord and Tenant for premises located in 1201 Marina Village Parkway, Alameda, California.

Upon the reinstatement of such leases, Landlord and Tenant shall execute and deliver amendments to the leases for 1001 and 1080 Marina Village Parkway extending the terms thereof for one year following the date they otherwise would have expired and amending the base rent and the provisions relating to the obligations to pay utilities, operating expenses and property taxes and to perform maintenance and repair to reflect the arrangements set forth in this Lease.

IN WITNESS WHEREOF, the parties have executed this Lease on the dates set forth below.


TENANT:                                       LANDLORD:

ASK COMPUTER SYSTEMS, INC.                    ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware corporation                        a California limited partnership

By: /s/ Signature Unreadable                  By: Vintage Properties - Alameda
                                              Commercial
Its: VP & General Council                       a California corporation,
                                                Managing General Partner

By:_____________________                      By:  /s/ Signature Unreadable

Its:____________________                      Its:  President

Date of Execution                             Date of Execution
by Tenant: June 26, 1992                      By Landlord: 6/26/92

                                   EXHIBIT A
                                   ---------
                          1101 MARINA VILLAGE PARKWAY



                                  PAGE 1 OF 2



                          [Graphic Floorplan Omitted]

                                   EXHIBIT A
                                   ---------
                          1101 MARINA VILLAGE PARKWAY

                                  (CONTINUED)



                                  PAGE 2 OF 2



                          [Graphic Floorplan Omitted]

                                   EXHIBIT B
                             IMPROVEMENT AGREEMENT
                        FOR 1101 MARINA VILLAGE PARKWAY

                    INITIAL IMPROVEMENT OF THE BUILDING AND
                              TENANT IMPROVEMENTS



This Exhibit B is incorporated into that certain Lease dated June 25, 1992, between ASK COMPUTER SYSTEMS, INC., as "Tenant", and ALAMEDA REAL ESTATE INVESTMENTS, as "Landlord", (the "Lease). All of the defined terms as used in the Lease shall have the same meanings herein.

1.   BUILDING SHELL AND OUTSIDE AREA IMPROVEMENTS.  Landlord, through its
     ---------------------------------------------
     general contractor, shall furnish substantially in accordance with the working drawings and specifications prepared by Leason Pomeroy and Associates identified as Progress Set dated May 8, 1992, the base Building shell (the "Building Shell") and the exterior Outside Area Improvements substantially in accordance with the plans and specifications prepared by Ken Kay and Associates identified as Sheets L-1, LD-1, LI-1, LI-2, LP-1 and LP-2 dated December 10, 1991. The Building Shell drawings and Outside Area drawings and specifications for construction which shall be prepared as the logical extension of the documents listed above shall be collectively referred to herein as the "Working Drawings". Landlord shall bear the cost of constructing the entire Building Shell and Outside Area improvements as set forth on the Working Drawings.

2.   CHANGES TO BUILDING SHELL AND OUTSIDE AREA.  Neither Landlord nor Tenant
     -------------------------------------------
     shall have the right to order extra work or change orders with respect to the construction of the Building Shell or the Outside Area Improvements without the prior written consent of the other, provided that Landlord may make non-material changes in such construction without Tenant's consent in order to comply with applicable Laws or the demands of public officials. or in order to reduce costs or enhance functionality. All extra work or change orders requested by either Landlord or Tenant shall be made in writing shall specify any added or reduced cost and/or construction time resulting therefrom, and shall become effective and a part of the Working Drawings once approved in writing by both parties. If a change order requested by Tenant results in a net increase in the cost to Landlord of the constructing the Building Shell, Outside Area Improvements or the Tenant Improvements, Tenant shall pay the amount of such increase caused by the change order requested by Tenant upon completion of the Building Shell or Outside Area Improvements, as applicable, or, at Landlord's option, within fifteen (15) days of Landlord's request for progress billings in the manner described in paragraph 5 below.

3.   TENANT IMPROVEMENTS.  Landlord, through its general contractor, shall
     --------------------
     furnish and install within the Premises substantially in accordance with the plans and specifications finally approved by Landlord and Tenant, partitions, doors, lighting fixtures, acoustical ceilings, window coverings, electrical outlets, telephone outlets, heating, ventilating and air conditioning, fire sprinklers (subject to Landlord's obligations to construct a portion of the system as part of the Building Shell), restrooms and other items of general construction in compliance with all applicable Laws to the extent such improvements are not included in the Building Shell (the "Tenant Improvements"). The quantities, character and manner of installation of all of the Tenant Improvements shall be subject to the limitations imposed by any applicable governmental regulations.

4.   ALLOCATION OF COST.
     -------------------

     a. Landlord shall bear Tenant Improvement Costs (as defined below) up to Thirty Dollars ($30.00) per square foot of Rentable Area (the "Base TI Allowance") and Tenant shall bear any Tenant Improvement Costs which exceed the Base TI Allowance; provided, however, Landlord shall also make available at Tenant's request and for the payment of Tenant Improvement Costs in excess of the Base TI Allowance an additional allowance up to Ten Dollars ($10.00) per square foot of Rentable Area (the "Excess TI Allowance") which may be applied to Tenant's cafeteria improvements, voice and data equipment or fit-up of Tenant's Trade Fixtures and such other items as Landlord and Tenant shall reasonably approve. Any Excess TI Allowance shall be fully amortized over the Lease term together with interest at the rate of 10% per annum and paid by Tenant as Additional Rent, as set forth in Paragraph 4.E. of the Lease. For purposes hereof the Base TI Allowance plus the Excess TI Allowance, if any, shall be defined as the "Tenant Improvement Allowance". If total Tenant Improvement Costs as set forth in the Final Cost Estimate exceed the sum of the Base TI Allowance and the Excess TI Allowance, to the extent Tenant elects to utilize the Excess TI Allowance rather than pay currently, Landlord shall pay a share of each progress billing from its general contractor determined by multiplying the amount of such billing by a fraction, the numerator of which is the Tenant Improvement Allowance (reduced by that part of the Excess TI Allowance Tenant does not elect to utilize), and the denominator of which is the estimated total Tenant Improvement Costs, Tenant shall pay the balance of such progress billing. If upon completion of the Tenant Improvements in the Premises and payment in full to the general contractor the portion of Tenant Improvement Costs theretofore paid by Landlord is less than the Tenant Improvement Allowance. Landlord shall reimburse Tenant for costs expended by Tenant for improvements to the Premises up to the amount by which the Tenant Improvement Allowance exceeds the portion of such cost theretofore paid by Landlord.

          b. The term "Tenant Improvement Costs" shall mean the following "Included Costs", but not the following "Excluded Costs":

          (1) "Included Costs" shall mean the total of the following hard and soft costs: (i) the lesser of the Final Cost Estimate (as defined in Subparagraph 6.c. below) or payments pursuant to the construction contract for labor and materials furnished for construction of the Tenant Improvements (but not the Building Shell and Outside Area Improvements which shall be performed at Landlord's sole expense); (ii) reasonable fees paid by Landlord to architects, engineers and other construction professionals (other than employees or Affiliates of Landlord) for services required in connection with the design and construction of the Tenant Improvements (but not the Building Shell and Outside Area Improvements); (iii) fees paid by Tenant to architects, space planners, designers, inspectors and other construction professionals in connection with the Tenant Improvements; (iv) utility connection charges; (v) the amounts paid to governmental authorities or agencies for inspections and issuance of building permits and approvals for the Tenant Improvements, including transit, housing, school and other development impact fees (but not that portion of such amounts applicable to, or based on the value of the Building Shell and Outside Area Improvements); and
               (vi) builders' risk and liability insurance premiums, performance and payments bonds premiums, utilities consumed and customary general conditions items related to the Tenant Improvements.

          (2) "Excluded Costs" shall mean (i) charges and expenses for changes to the Working Drawings or the Tenant Improvement Drawings, as the case may be, which have not been approved in writing by Tenant; (ii) wages, labor and overhead for overtime and premium time, unless approved in advance by Tenant in writing; (iii) additional costs and expenses incurred on account of any of Landlord's contractor's or subcontractor's default or construction defects, the negligent act or omission or willful misconduct of Landlord or its Agents, or Landlord's breach of the Lease; (iv) principal, interest and fees for construction or permanent financing; (v) management or other general overhead costs incurred by Landlord; (vi) costs for which Landlord has a right of reimbursement from others (including, without limitation, insurers and warrantors); (vii) the cost of the Building Shell and Outside Area Improvements; and (viii) costs of management, design and all other services provided by employees or Affiliates of Landlord, and the cost of any administration, profit and overhead for Landlord or any of its employees or Affiliates in connection with the Tenant Improvements. All of the Excluded Costs shall be the sole obligation of Landlord.

5.   PAYMENT OF TENANT'S COST.  Tenant shall pay to Landlord all amounts due
     -------------------------
     under the
     terms of this Exhibit B within fifteen (15) days after billing by Landlord. Bills may be rendered during the progress of the drawings and specifications and the Tenant Improvements so as to enable Landlord to pay permit and processing fees and its architects, engineers and general contractor without advancing Landlord's funds for more than its share of each progress billing. Landlord shall not be obligated to continue installation of the Tenant Improvements if Tenant does not pay its share of the cost of the Tenant Improvements to Landlord when due until such time as Tenant has made such payment. If Tenant does not make timely payment to Landlord, Landlord may, but shall not be obligated to, advance Landlord's funds to pay Tenant's share of the cost of the Tenant's Improvements and any funds so advanced shall be payable to Landlord upon demand as additional rent and shall bear interest as provided in the Lease.

6.   DRAWINGS AND SPECIFICATIONS.
     ----------------------------

     a. Landlord, through its architects and engineers, shall furnish drawings and specifications required for the pricing and construction of the Tenant Improvements. At its own expense and in accordance with the schedule outlined below, Tenant shall provide Landlord's architects and engineers with sufficient instructions, as described below, to enable Landlord's architects and engineers to prepare complete plans and specifications for the Tenant Improvements.

     b. Tenant's instructions to Landlord's architects and engineers shall include all relevant information, including without limitation, Tenant's budget, special floor loadings, floor openings, air conditioning plumbing and electrical loads, location and size of telephone equipment, location and size of all of the functional requirements and the nature of desired finishes, casework. millwork, lighting and any special acoustic treatments. Tenant and Landlord shall diligently pursue preparation of all such drawings and specifications which shall be subject to the reasonable approval of both Landlord and Tenant. If information submitted by Tenant is not sufficient for Landlord's purposes, Landlord shall so notify Tenant within fifteen days after receipt of such information specifying the required additional information. Within five days thereafter, Tenant shall provide the additional information to Landlord in a form sufficient to permit Landlord, its architects and engineers, and general contractor to proceed with the design and construction of the Tenant Improvements. Tenant shall approve or disapprove the final drawings and specifications within the time period provided in paragraph 9 below. If Tenant disapproves the drawings and specifications submitted by Landlord, the parties shall meet within five (5) days of such disapproval and confer to develop drawings and specifications acceptable to both Landlord and Tenant. In the event Tenant and Landlord do not resolve all of Tenant's objections within five (5) days after initially conferring to resolve such objections Landlord and Tenant shall immediately cause Landlord's architect, or a representative of Landlord's architect, to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in this Agreement to resolve Tenant's objections and incorporate such resolution into the drawings and specifications for the Tenant Improvements, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) day period referred to in the immediately preceding sentence. The "standards set forth in this Agreement" to be applied by Landlord's architect and Tenant's architect or construction consultant to resolve objections pursuant to this paragraph shall be
          (i) any drawings and specifications that have been previously approved by Landlord and Tenant; (ii) the requirement that at each stage of development, the drawings and specifications in question are to be the logical and reasonable evolution and development of drawings and specifications previously approved by Landlord and Tenant; (iii) Landlord and Tenant are obligated to act reasonably and in good faith; and (iv) unless there is an agreement to the contrary, Landlord and Tenant have agreed that the improvement requirements of each shall be evaluated in accordance with custom prevailing in Alameda County for the development of comparable facilities.

     c. Upon completion and approval of the drawings and specifications by Landlord and Tenant (which approved documents are the "Tenant Improvement Drawings"), Landlord shall obtain and submit to Tenant a quotation of the cost of the Tenant Improvements from Landlord's contractor, which quotation, upon approval by Tenant, shall be referred to as the "Final Cost Estimate." The general contractor to be used to construct the Tenant Improvements shall be selected jointly by Landlord and Tenant. Each party shall have the right to disapprove any general contractor proposed by the other party, provided, however, neither Tenant nor Landlord shall unreasonably withhold its approval of any general contractor proposed by the other party. Tenant acknowledges that the contractor and some or all subcontractors may be required to be signatories to agreements requiring the use of union labor. All subcontractors for the Tenant Improvements shall be chosen by a competitive bid process where (i) Tenant shall have the right to approve subcontractors who bid on specific parts of the job, (ii) the subcontract shall be awarded to the lowest responsible bidder unless Landlord and Tenant otherwise agree, and (iii) Tenant shall have the right to cause a subcontract to be re-bid if Tenant does not approve the low bid. Tenant shall have a right and approve all bid documents prior to submission to subcontractors. The Tenant Improvements shall be constructed by the general contractor pursuant to a "cost plus a fee" construction contract between Landlord and general contractor.

7.   CHANGES TO TENANT IMPROVEMENTS.  Neither Landlord nor Tenant shall have the
     -------------------------------
     right to order extra work or change orders with respect to the construction of the Tenant Improvements without the prior written consent of the other. All extra work or change orders requested by either Landlord or Tenant shall be made in writing, shall specify any added or reduced cost and/or construction time resulting therefrom, and shall become effective and a part of the Tenant Improvement Drawings once approved in writing by both parties. If a change order requested by Tenant results in a net increase in the cost to Landlord of the constructing the Building Shell, Outside Area Improvements or the Tenant Improvements. Tenant shall pay the amount of such increase caused by the change order requested by Tenant, together with a fee payable to Landlord equal to 15% of such net increase (but only if and when Tenant's changes have resulted in a net increase in Tenant Improvement Costs in excess of 5% of initial construction hard costs as set forth in the Final Cost Estimate) upon completion of the Building Shell, Outside Area Improvements or Tenant Improvements, as applicable, or. at Landlord's option, within fifteen (15) days of Landlord's request for progress billings in the manner described in paragraph 5 above.

8.   TENANT'S WORK
     -------------

     a. Any items or work beyond the scope of the Tenant Improvements for which Tenant contracts separately (hereinafter "Tenant's Work"), shall be subject to Landlord's and its contractors policies and schedules and shall be conducted in such a way as not to unreasonably hinder, cause any disharmony with or delay work of improvements in the Building and, Tenant shall be allowed early entry access to the Premises in accordance with the terms and conditions of Paragraph 3.C. of the Lease and this Paragraph 8. To this end, Tenant's Work shall conform with a schedule determined by Landlord's contractor and no work shall be done by Tenant which would cause Landlord's contractor to be dependent upon such work for completion of Landlord's contractor's work. All of Tenant's Work shall be done with union labor in accordance with the Northern California Master Labor Agreement. In no event shall work involving the sprinkler, plumbing, mechanical, electrical power, fighting or life safety systems of the Building be performed by other than Landlord's approved subcontractors and all telecommunications and other special electrical equipment shall be installed under the supervision of Landlord's electrical subcontractor.

     b. Not less than five business days prior to the date Tenant desires to commence Tenant's Work, it shall give a written request to Landlord setting forth or accompanied by all of the following:

          1.   A description and schedule for the work to be performed;

          2. The names and addresses of all contractors, subcontractors and material suppliers who will perform Tenant's Work;

          3. The approximate number of individuals, itemized by trade, who will be present in the Premises;

          4. Copies of all drawings and specifications pertaining to that portion of Tenant's Work;

          5. Copies of all licenses and permits which may be required in connection with the performance of Tenant's Work;

          6. Certificates of insurance indicating compliance with the insurance requirements set forth in the Lease; and

          7. At Landlord's request, evidence of the availability of funds sufficient to pay for all such Tenant's Work.

     All of the foregoing shall be subject to Landlord's approval, which approval shall not unreasonably be withheld.

     c. Tenant shall be responsible for any hoisting charges incurred in connection with Tenant's Work and for any expenses incurred by Landlord due to hinderance or delay to Landlord's contractors caused by those performing Tenant's Work or inadequate cleanup by those performing Tenant's Work.

     d. If any supplier, contractor or worker performing Tenant's Work unreasonably hinders or delays any other work of improvement in the Building or performs any work which may or does unreasonably impair the quality, integrity or performance of any portion of the Building, Landlord may give notice to Tenant. If within one business day after Tenant's receipt of such notice, such supplier, contractor or worker does not cure the failure set forth in Landlord's notice to Tenant, Tenant shall cause such supplier, contractor or worker immediately to remove ail of its tools. equipment and materials and to cease working in the Building. As Additional Rent under the Lease, Tenant shall reimburse Landlord for any repairs or corrections of the Improvements or of any portion of the Building or the cost of any delays caused by or resulting from the actions or omissions of anyone performing Tenant's Work.

9.   PROGRESS SCHEDULE FOR BUILDING SHELL AND TENANT IMPROVEMENTS.  Landlord has
     -------------------------------------------------------------
     previously received Development Plan approval for construction of the Building from the City of Alameda by means of Alameda Planning Board Resolution No. 2183, adopted May 29, 1991. Landlord shall use its reasonable efforts to complete construction of the Building Shell, Outside Area improvements and Tenant Improvements to accommodate an October 1, 1993 occupancy of the Premises by Tenant. To accomplish this estimated completion date, Landlord and Tenant shall maintain the following progress schedule with dates and times for performance for actions as follows, subject to delays for events beyond the control of either party:


ACTION                                               DATE OR TIME
- ------                                               ------------
a.   Delivery of Instructions by Tenant to           No later than October 1,
     Landlord's architects under Paragraph 6         1992
     above

b.   Approval or disapproval by Tenant of            ten days after submission
     drawings and specifications after               or resubmission
     submission or resubmission to Tenant by
     Landlord's architect

c.   Approval or disapproval of cost quotation       ten days after submission
     by Tenant after submission or resubmission      or resubmission
     to Tenant


10.  AVAILABILITY OF LANDLORD'S CONSTRUCTION INFORMATION.  Landlord shall
     ----------------------------------------------------
     deliver to Tenant, promptly following Landlord's receipt, all information relating to construction of the Building and Tenant Improvements, including, but not limited to, its construction budget, contractor bids, contracts, cost reports, invoices and applications for payment. Within sixty (60) days after substantial completion, Landlord shall render to Tenant a final, detailed accounting of all Tenant Improvement Costs.

11.  Completion and Rental Commencement Date.  If Landlord shall be delayed in
     ----------------------------------------
     substantially completing the Building Shell or Tenant Improvements as a result of:

     a. Tenant's failure to comply with the schedule set forth in Paragraph 9 above;

     b. Tenant's changes to drawings and specifications after approval thereof pursuant to Paragraph 6(c) above:

     c.   Tenant's requirement that certain contracts or subcontracts be re-bid;

     d. Changes in the Tenant Improvements at Tenant's request after commencement of construction in the amount of time of delay specified in the change order approved by Tenant;

     e. Hindrance or disruption of the work of Landlord's contractor resulting from Tenant's Work or any other reason under Tenant's control; or

     f. Cessation or termination of work in the Premises due to Tenant's failure to pay when due all amounts payable by Tenant pursuant to this Exhibit B;

     then the commencement date of Tenant's obligation for payment of rental shall be advanced by the number of days of such delay. Unless otherwise noted, all time periods referred to in this Exhibit B shall be computed on a calendar basis with no allowance for holidays or weekends. Notwithstanding anything to the contrary contained above, Tenant's obligation for payment of rental shall not be advanced unless within a reasonable period of time after learning of the occurrence of any delay caused by Tenant or its contractors, Landlord notifies Tenant in writing of the fact that such delay has occurred and the known or anticipated extent of any such delay.

12.  DELIVERY OF POSSESSION, PUNCH LIST, AND ACCEPTANCE AGREEMENT.  As soon as
     -------------------------------------------------------------
     the
     improvements to be constructed by Landlord are Substantially Completed, Landlord and Tenant shall together inspect the Tenant Improvements, Building Shell and Outside Area Improvements. After such inspection has been completed, each party shall sign an acceptance agreement which shall
     (i) include a list of all "punch list" items which the patties agree are to be corrected by Landlord, and (ii) shall state the Rent Commencement Date. As soon as such inspection has been completed and such acceptance agreement executed, Landlord shall deliver possession of the Premises to Tenant. Landlord shall use reasonable efforts to complete and/or repair such "punch list" items within thirty (30) days after executing the acceptance agreement. Landlord shall have no obligation to deliver possession of the Premises to Tenant until such procedures regarding the preparation of a punch list and the execution of the acceptance agreement have been completed. Notwithstanding anything contained herein, Tenant's obligation to pay the Base Monthly Rent and the Additional Rent shall commence as provided in the Lease, regardless of whether Tenant completes such inspection or executes such acceptance agreement.

IN WITNESS WHEREOF, the parties have executed this Exhibit B on the respective dates they executed the Lease.


TENANT:                                       LANDLORD:

ASK COMPUTER SYSTEMS, INC.,                   ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware corporation                        a California limited partnership

By: /s/ Signature Unreadable                  By: Vintage Properties - Alameda
                                              Commercial, a California
    Its: VP & General Counsel                    corporation,
                                                 Managing General Partner

By:                                           By:  /s/ Signature Unreadable
   ---------------------------                   --------------------------
     Its:                                          Its:  President
         ---------------------                         --------------------

                                   EXHIBIT C
                                   ---------
                              OUTLINE OF PROJECT



                                  PAGE 1 OF 1



                          [Graphic Site Plan Omitted]

                                   EXHIBIT D
                                   ---------

                     EXISTING HAZARDOUS MATERIAL CONDITION

     ENVIRONMENTAL REPORTS:
     ----------------------


A. "Preliminary Site Environmental Review, Portions of Marina Village, Alameda, California" prepared by Woodward Clyde Consultants, March 1987.


B. "Toxic Hazardous Assessment Marina Village Development, Alameda, California" prepared by Applied Geosciences, Inc., December 1987.


C. "Toxic Hazard Assessment, Phase II Field Investigation, Marina Village Development, Alameda, California" prepared by Applied Geosciences, Inc., February 1, 1988.

     Incorporated into the above "Toxic Hazardous Assessment for Select Portions of the Marina Village Development, Alameda, California - Draft Report" prepared by Applied Geosciences Inc., February 26, 1988.


D. "Investigation of Field Area South of Powerhouse, Marina Village, April 25, 1988" prepared by Levine-Fricke.


E. "Removal of Petroleum Affected Soils from the Field Area South of the Powerhouse, Alameda Marina Village, Alameda, California" prepared by Levine-Fricke, October 5, 1988.


F. "Investigation of Northwest Area, Marina Village, Alameda, California" prepared by Levine-Fricke, October 6, 1988.


G. "Phase I Environmental Assessment Report, Vintage Properties/Alameda Commercial, Alameda, California", prepared by Levine-Fricke, February 16, 1989.


H. "Continued Monitoring and Proposed Remedial Measure in Northwest Study Area dated June 26, 1989", prepared by Levine-Fricke (Primary Report).

     Supplemental to Primary Report: "Continued Soil and Ground-Water Investigation of Parcel 5 and Implementation of a Ground-Water Monitoring Program and Proposed Remedial Measures in the Northwest Study Area, Marina Village, Alameda, California" prepared by Levine-Fricke, June 6, 1989.


I. "Results of Soil Investigation, Parcel 2, Northwest Study Area", prepared by LevineFricke, dated November 27, 1989.


J. "Results of 3rd Round of Ground Water Sampling, Northwest Area" prepared by Levine- Fricke, April 13, 1990.

                                AMENDMENT NO. 1
                                      TO
                          MARINA VILLAGE OFFICE LEASE
                         (1101 MARINA VILLAGE PARKWAY)

THIS AMENDMENT NO. 1 is made and entered into as of March 30, 1993, by and between, The Ask Group, Inc., formerly named ASK COMPUTER SYSTEMS, INC., a Delaware corporation ("Tenant"), and ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership, ("Landlord").

Landlord and Tenant have entered into that certain Marina Village Lease (1080 Marina Village Parkway) dated June 25, 1992 (the "Lease") with respect to certain premises within 1101 Marina Village Parkway, Alameda, California. Landlord and Tenant desire to amend the Lease and therefore do hereby agree as follows:


1. Amendment of Paragraph 3. The "Target Commencement Date" as set forth in Paragraph 3.B.(v) of the Lease is hereby amended to November 1, 1993.

2. Amendment of Paragraph 4. Paragraph 4.H. is hereby amended to read as follows:

     H. Rental Abatement. Landlord shall credit an amount equal to one days' Base Monthly Rent for each day that the Commencement Date is delayed following December 1, 1993 for reasons other than events under Tenant's control and other than events of force majeure; i.e., those not under Landlord's control such as fire, weather, acts of God or of war, strikes, or the unavailability of materials.

3. Amendment of Paragraph 46. Paragraph 46 of the Lease entitled 'Financing Contingency' has been previously satisfied and therefore, is hereby deleted in its entirety.

4. Amendment of Exhibit B, Paragraph 9. The second sentence of Paragraph 9 of Exhibit B to the Lease is hereby amended to read as follows:

     Landlord shall use its reasonable efforts to complete construction of the Building Shell, Outside Area Improvements and Tenant Improvements to accommodate a November 1, 1993 occupancy of the Premises by Tenant.

     Subparagraph 9(a) of Exhibit B referencing the progress schedule is hereby amended to read as follows:


          Action                                                 Date or Time
          ------                                                 ------------
     a.   Delivery of Instructions by Tenant             No later than February
          to Landlord's architects under                 1, 1993
          Paragraph 6 above.

5.   Ratification.  Landlord and Tenant hereby ratify and confirm all of the
     -------------
     terms of the Lease as modified by paragraphs 1 through 4 above.


IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.


TENANT:                                       LANDLORD:

THE ASK GROUP, INC.                           ALAMEDA REAL ESTATE INVESTMENTS
a Delaware corporation                        a California limited partnership

                                              By: Vintage Properties-Alameda
                                              Commercial, a California
                                              corporation,
                                              Managing General Partner



By: /s/ Signature Unreadable                  By: /s/ Joseph E. McVeigh

                                                      Joseph E. McVeigh
Its: VP                                          Its:  Vice President

                                   EXHIBIT B

                               SECOND FLOOR PLAN

                       MARINA VILLAGE OFFICE BUILDING #4



                          [GRAPHIC FLOORPLAN OMITTED]

                                   EXHIBIT B

                                FIRST FLOOR PLAN

                       MARINA VILLAGE OFFICE BUILDING #4



                          [GRAPHIC FLOORPLAN OMITTED]

                                   EXHIBIT C

                IMPROVEMENT AGREEMENT FOR SUBTENANT IMPROVEMENTS



         This Exhibit C (the "Subtenant Improvement Agreement") is incorporated into that certain Sublease dated for reference purposes October 8, 1993 between The ASK Group, Inc., a Delaware corporation ("Sublandlord"), and Viewstar Corporation, a California corporation ("Subtenant"). All of the defined terms as used in the Sublease and Master Lease shall have the same meanings ascribed to them by the Sublease and Master Lease when used as a defined term herein.

    A.  Purpose: Pursuant to Exhibit B to the Master Lease (the "Master
        -------              ---------
Improvement Agreement"), Master Landlord is obligated to construct the Building Shell, Outside Area Improvements, and Tenant Improvements (as those terms are defined in the Master Improvement Agreement) in accordance with certain plans and specifications. The purpose of this Subtenant Improvement Agreement is to make arrangements for the construction by Master Landlord of Tenant Improvements in the Subleased Premises pursuant to the Master Improvement Agreement that are suitable for Subtenant's use in the Subleased Premises and conform to Subtenant's reasonable requirements and the outline floor plan attached as Exhibit C-1 (the "Subtenant Improvements").

     B.  Building Shell and Outside Area Improvements: Sublandlord shall use
         --------------------------------------------
reasonable efforts to enforce the obligations of Master Landlord to construct the Building Shell and the Outside Area Improvements in accordance with Paragraph 1 of the Master Improvement Agreement.

     C.   Payment for Subtenant Improvements: Sublandlord and Subtenant agree as
          ----------------------------------
follows with respect to the construction of Subtenant Improvements:

          (1) Sublandlord shall use reasonable efforts to cause Master Landlord to construct the Subtenant Improvements required by Subtenant in accordance with plans and specifications approved by Master Landlord, Sublandlord, and Subtenant as part of the Tenant Improvements to be constructed by Master Landlord pursuant to the Master Improvement Agreement, including Paragraph 3 thereof.

          (2) Sublandlord and Subtenant acknowledge that Paragraph 4 of the Master Improvement Agreement provides a description of the obligation of Master Landlord and Sublandlord with respect to the construction of Tenant Improvements, and that it is the objective of Sublandlord and Subtenant to coordinate the design and construction of the Subtenant Improvements so that such improvements qualify as Tenant Improvements that may be constructed and financed by Master Landlord pursuant to the Master Improvement Agreement. Sublandlord and Subtenant acknowledge that the process of constructing Tenant Improvements has commenced, and that certain Tenant Improvement Costs have been or will be paid or incurred to do the work described on Exhibit C-2 and accordingly the Base TI Allowance
   -----------
referred to in the Master Improvement Agreement has been reduced by such amount, and the remainder is referred to herein as the "Remaining Base TI Allowance". The parties further agree that the amount that shall be available to pay Tenant Improvement Costs allocable to the Subtenant Improvements to be constructed in the initial Subleased Premises (excluding the Expansion Area) shall be the sum of (i) Subtenant's Initial Share of the Remaining TI Base Allowance, and (ii) so much of the Excess TI Allowance as Subtenant elects to utilize, but not to exceed an amount equal to Subtenant's Initial Share of the entire Excess TI Allowance. As used herein, "Subtenant's Initial Share" shall mean the quotient obtained by dividing (i) the Rentable Area of the Subleased Premises (not including the Expansion Area), by (ii) the Rentable Area of the Master Premises. Sublandlord shall use reasonable efforts to cause Master Landlord to pay Tenant Improvement Costs allocable to the Subtenant Improvements to the extent of the amount Sublandlord has agreed may be used for that purpose pursuant to this subparagraph. In addition to the foregoing, Sublandlord agrees to provide from its own funds Fifty-Six Thousand and No/100 Dollars ($56,000.00) (provided that such amount shall be reduced to the extent Sublandlord and Subtenant agree that Subtenant has been able to obtain the benefit of the amounts previously expended out of the Base TI Allowance for interior architectural fees and reimbursables from Burns & Nettle, East Bay Blue Print, tenant improvement permit fees, and for multiple intertie conduits; provided that if Sublandlord and Subtenant cannot agree on such amount, the amount of benefit shall be determined by Burns & Nettle, and such determination shall be binding on Sublandlord and Subtenant) to pay Tenant Improvement Costs related to the Subtenant Improvements to the extent such costs are not paid by Master Landlord out of Subtenant's Initial Share of the Remaining Base TI Allowance, and to the extent Sublandlord's contribution is not utilized for the Subtenant Improvements installed in the initial Subleased Premises, it may be used to the extent needed to pay for Subtenant Improvements installed in the Expansion Area.

          (3) To the extent the amount that is to be made available pursuant to Paragraph C(2) hereof is not sufficient to pay costs incurred by Master Landlord or Sublandlord for the construction of the Subtenant Improvements, then Subtenant shall be liable to pay all additional amounts needed to pay such costs to the extent Sublandlord is obligated to pay the same under the Master Improvement Agreement. The parties acknowledge that in certain circumstances, Sublandlord is obligated by Paragraph 4(a) of the Master Improvement Agreement to make construction cost contributions both during the course of construction and upon completion of any Tenant Improvements. To the extent such obligation of Sublandlord is based upon costs incurred to construct the Subtenant Improvements, Subtenant shall make the payment of Sublandlord as and when Sublandlord is required to make such payment to Master Landlord pursuant to the Master Improvement Agreement. In any event, if Subtenant becomes liable to pay costs related to the Subtenant Improvements because such costs are not covered by the Remaining Base TI Allowance to be made available to pay Tenant Improvement Costs related to the Subtenant Improvements, then Subtenant shall pay such amount if it has become due and owing to a third party, or has been paid and reimbursement is sought by either Master Landlord or Sublandlord, within ten (10) days after Subtenant receives a request for payment accompanied by reasonably sufficient evidence demonstrating that such amount is owed.

          (4) The Subtenant Improvements shall not include any improvements, furniture or personal property which Master Landlord would not be obligated to construct for Sublandlord as part of the Tenant Improvements pursuant to the Master Improvement Agreement.

          (5) Any part of the Excess TI Allowance that is utilized to pay for the construction of Subtenant Improvements shall be fully amortized, with interest of ten percent (10%) per annum, over a sixty (60) month amortization period, and shall be repaid by Subtenant to Sublandlord as Additional Rent in sixty (60) equal monthly installments commencing on the first date that Base Monthly Rent is payable and continuing thereafter on the first day of each succeeding calendar month during the remainder of the initial Sublease Term (but not the term of the Extension Option, if exercised by Subtenant). The parties acknowledge that if a portion of the Excess TI Allowance is utilized to pay for the construction of Subtenant Improvements, that Subtenant shall have no obligation to pay Additional Rent to Sublandlord or Master Landlord based thereon pursuant to Paragraph 4(a) of the Master Improvement Agreement, and Subtenant's obligation to contribute thereto shall be limited to the amount Subtenant is required to pay pursuant to the immediately preceding sentence.

       D. Design of Subtenant Improvements: The parties agree as follows with
          --------------------------------
respect to the design of the Subtenant Improvements:

          (1) The Subtenant Improvements shall be designed by an architect selected by Subtenant and approved by Sublandlord and Master Landlord ("Subtenant's Design Architect"). The development of the final working drawings, plans and specifications for the Subtenant Improvements shall be done by the architectural firm of Burns & Nettle engaged by Master Landlord.

          (2) The design of the Subtenant Improvements shall be developed in accordance with Paragraph 6 of the Master Improvement Agreement and in accordance with the schedule of actions set forth in Exhibit C-3 attached hereto, and in the event of any inconsistency between the Master Improvement Agreement and Exhibit C-3, the exhibit shall prevail. Where Sublandlord is obligated to take action with respect to the design of the Subtenant Improvements by the Master Improvement Agreement, Subtenant shall have the same obligation to be performed within the same period of time as is required of Sublandlord; provided, however, that if such obligation is triggered by a notice or delivery of documents, then Subtenant's obligation shall be triggered when it receives such notice or delivery of documents. Any disputes concerning the development of plans and specifications for the Subtenant Improvements shall be resolved generally in the manner described in Paragraph 6(b) of the Master Improvement Agreement, with Subtenant having the right to appear in all meetings between Master Landlord and Sublandlord.

          (3) The parties acknowledge that the award of construction contracts for the Subtenant Improvements is governed by Paragraph 6(c) of the Master Improvement Agreement. In this regard, Sublandlord shall not take any action required or permitted of it pursuant to said Paragraph 6(c) without the prior written approval of Subtenant; provided, however, that if Sublandlord has requested in writing that Subtenant approve an action, Subtenant shall be deemed to have approved such action if it does not respond in writing granting or denying such approval within three (3) business days after receipt of Sublandlord's request for approval.

          (4) The parties acknowledge that change orders affecting the Subtenant Improvements are governed by Paragraph 7 of the Master Improvement Agreement.
In this regard, no change order affecting the Subtenant Improvements shall be made without the consent of Subtenant; provided, however, that such consent shall be deemed to have been given if Subtenant does not respond to a request for approval within three (3) business days after it has received such written request. Subtenant shall have the right to order extra work or change orders with respect to the Subtenant Improvements in compliance with Paragraph 7 of the Master Improvement Agreement, but subject to the prior approval of Sublandlord and Master Landlord. If Sublandlord becomes liable to pay any amount on account of a change order requested by Subtenant pursuant to Paragraph 7 of the Master Improvement Agreement, Subtenant shall be responsible for the payment of such amount.

    E.  Subtenant's Work: To the extent Subtenant intends to engage contractors
        ----------------
or furniture installers to work in the Subleased Premises prior to the Commencement Date, it may do so only in compliance with Paragraph 8 of the Master Improvement Agreement and only after first obtaining the prior written consent of Master Landlord. Any such work undertaken by Subtenant shall be done in strict compliance with the provisions of Paragraph 8 of the Master Improvement Agreement, and to the extent Sublandlord becomes obligated to perform any act or make any payment as a result of Subtenant's work pursuant to said Paragraph 8, Subtenant shall perform such act or make such payment within the time period required of Sublandlord.

    F.  Schedule for Completion: The parties agree as follows with respect to
        -----------------------
the schedule for completion of the Subtenant Improvements:

          (1) It is the objective of the parties to cause the Subtenant Improvements to be Substantially Completed by April 1, 1994, and accordingly the parties shall use reasonable efforts to achieve that objective.

          (2) As used herein, the terms "Substantial Completion" and "Substantially Completed" shall each mean the date when all of the following have occurred with respect to the Subtenant Improvements in question: (i) Master Landlord has caused to be substantially completed all work to be performed by Master Landlord with respect to the construction of the Subtenant Improvements in question in accordance with the approved plans and specifications therefor;
(ii) there are no incomplete items or patent defects in construction with respect to the Subtenant Improvements in question which would materially interfere with Subtenant's ability to use the Subleased Premises for its intended purpose; (iii) the City of Alameda has issued a temporary Certificate of Occupancy which permits Subtenant to legally occupy the Subleased Premises and to commence the operation of its business therein; (iv) possession of the Subleased Premises has been tendered by Sublandlord to Subtenant; (v) all utility services are available for use by Subtenant in the Subleased Premises; and (vi) the Building and Outside Areas have been substantially completed by Master Landlord and Subtenant has full use thereof to the extent reasonably necessary for its use of the Subleased Premises.

          (3) In the event the Subtenant Improvements are not Substantially Completed by April 1, 1994, this Sublease shall not be terminated nor shall Sublandlord be in default if it has otherwise performed its obligations under the Sublease, but the obligations of the parties under the Sublease shall continue until such Subtenant Improvements are Substantially Completed, except as otherwise specifically set forth in the subparagraphs F(4), (5), (6) and (7) hereof.

          (4) Subtenant shall have the option to terminate the Sublease if by January 15, 1993 either of the following objectives has not been achieved and such failure has not been caused by Subtenant: (i) all necessary building permits for the Subtenant Improvements have been obtained; and (ii) construction of the Subtenant Improvements has been commenced in good faith. In the event of such termination, neither party shall have any further rights or obligations under the Sublease.

          (5) If the Subtenant Improvements are not Substantially Completed by April 1, 1994, then Sublandlord shall be liable for all Real Estate Losses and Consequential Damages incurred by Subtenant as a result of the delay in completion of such improvements to the extent such delay is so caused by Sublandlord's default of its obligations under this Sublease and Sublandlord shall reimburse Subtenant from time to time within ten (10) days following Subtenant's demand for all such losses and damages.

          (6) If the Subtenant Improvements are not Substantially Completed by April 1, 1994, then to the extent such delay is caused by the act or omission of Master Landlord (whether or not a default of its obligation under the Master Lease), including the failure of Master Landlord to promptly commence and diligently prosecute to completion the design, contracting for, and construction of the Subtenant Improvements, then Sublandlord shall reimburse Subtenant for all Real Estate Losses directly resulting therefrom for the period of delay so caused thereby and Sublandlord shall reimburse Subtenant from time to time within ten (10) days following Subtenant's demand for all such losses.

          (7) If for any reason it becomes reasonably certain that the Subtenant Improvements cannot be Substantially Completed by October 1, 1994, then at any time thereafter either Sublandlord or Subtenant may give a notice to the other of its determination that completion cannot be achieved by that date. If such notice is given by either party, then Subtenant shall have ten (10) days within which to elect to either continue the Sublease in effect or terminate the Sublease, and its failure to make an election shall deem to be an election to have the Sublease continue in effect. If Subtenant notifies Sublandlord of its election to terminate the Sublease within such period of time, then the Sublease shall terminate and Sublandlord and Subtenant shall each be relieved of any further rights or obligations against the other except for such obligations that may have accrued pursuant to subparagraphs F(5) or F(6) hereof.

          (8) As used herein, the term "Real Estate Losses" shall mean the following losses or damages incurred or paid by Subtenant as a direct result of Subtenant being unable to take possession of the Subleased Premises by the date in question: (i) any incremental increase in rent that Subtenant is required to pay to its existing Landlord for the space it presently occupies for the period of time it must hold over beyond the expiration of its existing lease on April 1, 1994 for the Delayed Occupancy Period (as defined herein); (ii) the reasonable costs incurred by Subtenant in obtaining additional temporary space for the Delayed Occupancy Period to the extent Subtenant is unable to remain in its existing premises at reasonable cost and to the extent Subtenant needs to acquire additional temporary space reasonably necessary to its operations because its existing space is too small to accommodate Subtenant (but not in any event to exceed 14,000 square feet of space in addition to the amount of space contained in Subtenant's existing premises); (iii) reasonable moving costs incurred by Subtenant to relocate all or part of its operation to temporary facilities; (iv) the cost of installing necessary telephone service, equipment, and furniture and the rental cost of moveable partitions and other furniture needed to make temporary space useable by Subtenant (but not the acquisition cost of equipment or trade fixtures, or the construction cost of leasehold improvements installed in any new space occupied by Subtenant); (v) reasonable attorneys' fees incurred by Subtenant directly related to negotiating a hold-over agreement with Subtenant's existing lessor and negotiating arrangements for temporary space; (vi) reasonable space planning and design fees incurred by Subtenant directly related to preparing any temporary space for its use; and
(vii) parking charges paid by Subtenant to the extent charged for parking associated with new temporary space. As used herein, the term "Delayed Occupancy Period" shall mean the period commencing April 1, 1994 and continuing until the first to occur of the following: (i) the Commencement Date of the Sublease Term; (ii) the termination of the Sublease. Subtenant shall be under an obligation to use reasonable efforts to mitigate and minimize Real Estate Losses.

         (9) As used herein, the term "Consequential Damages" shall mean all foreseeable losses and damages incurred by Subtenant and approximately caused by Sublandlord's default of its obligations under this Sublease resulting in a delay in Substantial Completion of the Subtenant Improvements, including lost profits. Subtenant shall be obligated to use reasonable efforts to mitigate and minimize any consequential damages.

     G.  Completion and Rental Commencement Date: Sublandlord and Subtenant
         ---------------------------------------
agree that the date for commencement of Subtenant's obligation to pay Base Monthly Rent and Additional Rent shall be advanced by the number of days of delay in Substantial Completion of the Subtenant Improvements caused by any of the following to the extent such delay causes Substantial Completion to occur after April 1, 1994: (i) Subtenant's failure to comply with the time periods and schedule for the design and construction of the Subtenant Improvement set forth in this Subtenant Improvement Agreement to the extent Subtenant has received the items and necessary back-up documents to make the determination; (ii) change orders requested by Subtenant; (iii) Subtenant's requirement that any contract or subcontract be re-bid; (iv) hindrance or disruption of the work of Master Landlord's contractor resulting from any work undertaken by Subtenant or for any other reason under Subtenant's control; (v) cessation or termination of work in the Subleased Premises due to Subtenant's failure to pay when due any amount owed by it pursuant to this Subtenant Improvement Agreement; or (vi) a default by Subtenant of its obligations under this Sublease. Notwithstanding anything to the contrary contained herein, Subtenant's obligation to pay rent shall not be advanced unless within a reasonable period of time after learning of the occurrence of any delay caused by Subtenant or its contractors, Sublandlord notifies Subtenant in writing of the fact that such delay has occurred and the known or anticipated extent of any such delay.

     H.  Availability of Construction Information: The parties acknowledge that
         ----------------------------------------
Master Landlord is obligated to provide Sublandlord with certain information relating to the construction of the Tenant Improvements. All such information obtained by Sublandlord shall be delivered to Subtenant within a reasonable period of time after Sublandlord's receipt of the same, and if Subtenant requests Sublandlord information to which Sublandlord is entitled pursuant to said Paragraph 10 then Sublandlord shall use reasonable efforts to obtain such information from Master Landlord.

     I.  Delivery of Possession, Punch List and Acceptance Agreement: As soon
         -----------------------------------------------------------
as the Subtenant Improvements are Substantially Completed, Subtenant shall inspect them with Sublandlord and Master Landlord. After such inspection has been completed, each party shall sign an acceptance agreement which shall (i) include a list of all "punch list" items which the parties agree to be corrected by Master Landlord, and (ii) shall state the date on which the Subtenant Improvements have been Substantially Completed. Sublandlord shall use reasonable efforts to cause Master Landlord to perform its obligations pursuant to Paragraph 12 of the Master Improvement Agreement.

     J.  Improvement of Expansion Area: The parties acknowledge that Subtenant
         -----------------------------
has an option to lease the Expansion Area pursuant to Section 13 of the Sublease. The following provisions shall govern the obligations of the parties concerning the construction of Subtenant Improvements in the Expansion Area to prepare such area for Subtenant's use:

          (1) The parties acknowledge that a portion of the Remaining Base TI Allowance shall be made available for the construction of Subtenant Improvements in the Expansion Space, which portion shall be equal to the product obtained by multiplying (i) the Remaining Base TI Allowance, by (ii) the quotient obtained by dividing the Rentable Area of the Expansion Area by the Rentable Area of the Master Premises. The parties acknowledge that no portion of the Excess TI Allowance shall be made available for the construction of Subtenant Improvements in the Expansion Area. However, it that part of the Remaining Base TI Allowance that is allocated by Paragraph C(2) hereof for the construction of Subtenant Improvements in the initial Subleased Premises is not fully utilized, and if Master Landlord permits, Sublandlord agrees that such remaining amount may be utilized to pay Tenant Improvement Costs incurred in connection with the construction of Subtenant Improvements in the Expansion Area.

          (2) The parties acknowledge that Sublandlord intends to cause Tenant Improvements to be constructed by Master Landlord in the Expansion Area prior to the Commencement Date of the Sublease Term as part of the overall project of constructing Subtenant Improvements in the initial Subleased Premises, which improvements to the Expansion Area will include the following: (i) drop ceiling,
(ii) carpet, (iii) main distribution of HVAC and utilities. The process of designing, contracting for the construction of, and constructing these improvements in the Expansion Area shall be incorporated into and become a part of the process of constructing the Subtenant Improvements in the initial Subleased Area, and accordingly shall be subject to the approval and participation of both Subtenant and Sublandlord as to all aspects of the work. The Tenant Improvement Costs fairly allocable to such improvements installed in the Expansion Area shall be paid from the amount that is available to finance improvements to the Expansion Area described in Paragraph J(1), and the remaining amount shall be utilized to pay for Tenant Improvement Costs incurred for the construction of all remaining Subtenant Improvements to be constructed in the Expansion Area if and when Subtenant exercises its option to lease the Expansion Space pursuant to Section 13 of the Sublease. The design, contracting for, and construction of such improvements shall be part of the process of constructing the Subtenant Improvements in the initial Subleased Premises as stated above.

          (3) If Subtenant exercises its option to lease the Expansion space pursuant to Section 13, Sublandlord and Subtenant shall immediately commence the process of designing, contracting for, and constructing the remaining Subtenant Improvements that must be installed in the Expansion Space in accordance with the same procedures applicable to the construction of the Subtenant Improvements in the initial Subleased Premises. It shall be the objective to achieve Substantial Completion of the Subtenant Improvements to be constructed in the Expansion Area as soon as reasonably practicable, and each party shall use reasonable efforts to achieve that objective. Notwithstanding the foregoing, the parties agree that the provisions of Paragraphs F(4), (5), (6), and (7) shall not apply to the construction of Subtenant Improvements in the Expansion Area. The parties agree that the final plans, specifications and working drawings for the Subtenant Improvements to be constructed in the Expansion Area shall be completed and submitted to the City of Alameda for building permit processing within sixty
(60) days after Subtenant has exercised its option to lease the Expansion Area and if such objective is not achieved then (i) Subtenant's obligation to pay rent with respect to the Expansion Area will be advanced in accordance with the provisions of Paragraph G to the extent such objective is not achieved because of Subtenant's acts or omissions, and (ii) Subtenant shall be entitled to one day of abatement of Base Monthly Rent applicable to the Expansion Area for each day that such objective is not achieved as a result of the failure of Sublandlord or Master Landlord to perform their respective obligations under the Master Lease.

     K.  Approvals: Notwithstanding anything to the contrary set forth herein,
         ---------
Sublandlord shall not grant consents, give approvals or disapprovals, or otherwise exercise any discretion or make any decisions required or contemplated to be made by Sublandlord under the Master Improvement Agreement, without the prior written consent of Subtenant, which shall be deemed given, if Subtenant does not approve or disapprove the matter or decision or course of action in question in writing within three (3) business days following Sublandlord's request, accompanied by such additional information an may be reasonably necessary to enable Sublandlord to properly review the request.



VIEWSTAR CORPORATION,                           THE ASK GROUP, INC., A Delaware
a California corporation                        corporation


By: /s/ Stephen E. Recht                        By: /s/ [signature unreadable]

                                  EXHIBIT C-1

                                FIRST FLOOR PLAN

                       MARINA VILLAGE OFFICE BUILDING #4



                          [GRAPHIC FLOORPLAN OMITTED]

                                  EXHIBIT C-1

                               SECOND FLOOR PLAN

                       MARINA VILLAGE OFFICE BUILDING #4



                          [GRAPHIC FLOORPLAN OMITTED]

                                  Exhibit C-2

      The following list of improvements and their related costs have or will offset the Thirty Dollar ($30.00) per rentable square foot Base Tenant Improvement.

     1.   Added paving at Loading/Trash area.                  $316

     2.   Deleted transformer enclosure walls and doors.       ($870)

     3.   Added Loading Dock                                   $12,680

     4.   Added 1 pair storefront doors @ Col. line A/4.       $2,100

     5.   Added 1 ea. storefront door @ Col. line B/1.         $1,300

     6.   Increased elevator size from 2500 lbs to 4500 lbs.   $1,200

     7.   Architectural fees and reimbursables from LPA.       $7,697.63

     8.   LPA - revise roof framing design.                    $1,660

     9.   Landscape architectural fees and reimbursables
          from KenKay Associates.                              $3,950

     10.  Fees for courtyard and planting revisions from
          KenKay Associates.                                   $850

     ll.  Engineering fees from Luk, Milani & Associates.      $5,875

     12.  Interior Architectural fees and reimbursables
          from Burns & Nettle (ASK Interior)                   TBD

     13.  EBMUD relocation of hydrant at 1101 MVP
          resulting from loading dock changes.                 $6,975

     14.  Add underslab floor boxes for electrical.            $8,143

     15.  Structural roof changes and add Curbs.               $18,000

     16.  Fire sprinkler main relocation.                      $1,765

     17.  Fire sprinkler design                                $3,200

Item 12.  Interior Architectural fees and reimbursables
          from Burns & Nettle (ASK Interior)                   TBD

          East Bay Blue Print                                  $209.68

          City of Alameda, Tenant
          Improvement Permit Fee                               $11,000.00

          Add multiple intertie conduits                       $15,748.00

Item 12 was submitted as part of offset itemization on 10/6/93.

                                  EXHIBIT C-3

                     Accommodate Occupancy February 1, 1994
                         (Not later than April 1, 1994)


     ACTION                                      DATE OR TIME
     ------                                      ------------
     a.   Delivery of Instructions               No later than November 1, 1993
          by Subtenant to Sublandlord and        (October 22, 1993)
          Master Landlord's Architect
          (under Paragraph 6 attached)

     b.   Approval or disapproval by             five days after submission or
          Subtenant of drawings and              resubmission
          specifications after submission
          to Subtenant by Sublandlord and
          Master Landlord's architect.

     c.   Approval or disapproval of cost        five days after submission or
          quotation by Subtenant after           resubmission
          submission or resubmission to
          Subtenant.

Tenant's instructions to Landlord's architects and engineers shall include all relevant information, including, without limitation, Tenant's budget, special floor loadings, floor openings, air conditioning, plumbing and electrical loads, location and size of telephone equipment, location and size of all of the functional requirements and the nature of desired finishes, casework, millwork, lighting, and any special acoustic treatments. Tenant and Landlords shall diligently pursue preparation of all such drawings and specifications which shall be subject to the reasonable approval of both Landlords and Tenants. If information submitted by Tenant is not sufficient for Landlord's purposes, Landlord shall so notify Tenant within five days after receipt of such information specifying the required additional information. Within five days thereafter, Tenant shall provide the additional information to Landlord in a form sufficient to permit Landlord, its architects and engineers, and general contractor to proceed with the design and construction of the Tenant Improvements. Tenant shall approve or disapprove the final drawings and specifications within the time period provided in paragraph 9 below. If Tenant disapproves the drawings and specifications submitted by Landlord, the parties shall meet within five (5) days of such disapproval and confer to develop drawings and specifications acceptable to both Landlord and Tenant. In the event Tenant and Landlord do not resolve all of Tenant's objections within five
(5)days after initially conferring to resolve such objections, Landlord and Tenant shall immediately cause Landlord's architect, or a representative of Landlord's architect, to meet and confer with Tenant's architect or construction consultant, who shall apply the standards set forth in this Agreement to resolve Tenant's objections and incorporate such resolution into the drawings and specifications for the Tenant's Improvements, which process Landlord and Tenant shall cause to be completed within five (5) business days after the conclusion of the five (5) day period referred to in the immediately preceding sentence. The standards set forth in this Agreement to be applied by Landlord's architect and Tenant's architect or construction consultant to resolve objections pursuant to this paragraph shall be (i) any drawings and specifications that have been previously approved by Landlord and Tenant, (ii) the requirement that at each stage of development, the drawings and specifications in question are to be the logical and reasonable evolution and development of drawings and specifications previously approved by Landlord and Tenant, (iii) Landlord and Tenant are obliged to act reasonably and in good faith, and (iv) unless there is an agreement to the contrary, Landlord and Tenant have agreed that the improvement requirements of each shall be evaluated in accordance with custom prevailing in Alameda County for the development of comparable facilities.